UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21972

Name of Fund:  BlackRock Credit Allocation Income Trust (BTZ)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit

                Allocation Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2017

Date of reporting period: 10/31/2017

Item 1 – Report to Stockholders

OCTOBER 31, 2017

ANNUAL REPORT

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big political surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. In contrast, closely watched elections in France, the Netherlands, and Australia countered the isolationist and nationalist political developments in the U.K. and the United States.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and further interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2.0%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are significant concerns, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.10%	23.63%
U.S. small cap equities (Russell 2000® Index)	8.01	27.85
International equities (MSCI Europe, Australasia, Far East Index)	10.74	23.44
Emerging market equities (MSCI Emerging Markets Index)	16.14	26.45
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.49	0.72
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.15	(2.98)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.58	0.90
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.22	1.80
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.44	8.92
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Trust Summary as of October 31, 2017	BlackRock Credit Allocation Income Trust

Investment Objective

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of October 31, 2017 ($13.36)(a)	6.02%
Current Monthly Distribution per Common Share(b)	$0.067
Current Annualized Distribution per Common Share(b)	$0.804
Economic Leverage as of October 31, 2017(c)	23%

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	10/31/17	10/31/16	Change	High	Low
Market Price	$13.36	$12.87	3.81%	$13.66	$12.06
Net Asset Value	14.88	14.61	1.85	14.93	14.14

Market Price and Net Asset Value History For the Past Five Years

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2017 (continued)	BlackRock Credit Allocation Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended October 31, 2017 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	8.53%	6.13%	6.65%
Trust at Market Price(a)(b)	10.62	6.78	6.00
Reference Benchmark(c)	5.48	4.62	4.58
Bloomberg Barclays U.S. Credit Index(d)	3.18	3.62	3.07
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(e)	8.92	5.58	6.27
Bloomberg Barclays USD Capital Securities Index(f)	6.25	5.57	5.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Credit Index (50.36%), the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg Barclays USD Capital Securities Index (19.71%).
(d)	This unmanaged index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets.
(e)	An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.
(f)	This unmanaged index tracks fixed-rate, investment grade capital securities denominated in USD.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

Beginning with this reporting period, BTZ is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•	Positive contributors to performance during the period included the Trust’s exposure to capital securities (dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuer’s capital structure). In terms of industries, holdings within midstream energy generated positive performance as companies there are benefiting from improved balance sheet fundamentals and a more favorable regulatory environment. Additionally, utilities and U.S. banks added to performance. Exposure to high yield bonds also contributed positively to performance on an absolute basis. Finally, positioning with respect to duration (and corresponding interest rate sensitivity) and yield curve positioning helped generate positive performance as well.

•	There were no detractors from the Trust’s performance on an absolute basis.

Describe recent portfolio activity.

•	The Trust tactically shortened duration early in the period in preparation for rates moving higher as a result of the reflationary environment and anticipated pro-growth policy initiatives. The Trust has had a preference for high quality assets given the compression in spreads seen during the reporting period, which has resulted in an environment with little dispersion in terms of opportunities to generate performance. The Trust maintained significant positions in banking, midstream energy, wirelines, and electric utilities throughout the period. The allocation to media names was reduced as industry disruption and merger and acquisition activity led to increased volatility in the sector.

Describe portfolio positioning at period end.

•	Despite somewhat rich valuations, the Trust was positioned with a constructive view on credit, on the basis that an extended credit cycle is supported by improved growth and the Fed’s effective telegraphing of its plans for tightening policy. The Trust ended the period with a significant allocation to the banking sector with a focus on capital securities down in the capital structure. The Trust also held select midstream energy names on the view that the energy industry is stabilizing.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	5

Trust Summary as of October 31, 2017 (continued)	BlackRock Credit Allocation Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	10/31/17		10/31/16
Corporate Bonds	73%		71%
Preferred Securities	19		17
Asset-Backed Securities	3		4
Foreign Agency Obligations	2		1
U.S. Treasury Obligations	1		6
Municipal Bonds	1		1
Other	1	(a)	—	(b)

(a)	Includes a less than 1% holding in each of the following investment types: Short-Term Securities, U.S. Government Sponsored Agency Securities and Options Purchased.
(b)	Includes a less than 1% holding in each of the following investment types: Short-Term Securities, U.S. Government Sponsored Agency Securities, Options Purchased, Options Written and Common Stocks.

CREDIT QUALITY ALLOCATION (c)(d)

	10/31/17		10/31/16
AAA/Aaa(e)	2%		7%
AA/Aa	3		3
A	16		17
BBB/Baa	51		47
BB/Ba	19		16
B	8		8
CCC/Caa	1		1
CC/Ca	—	(f)	—
N/R	—		1

(c)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(d)	Excludes Short-Term Securities, Options Purchased and Options Written.
(e)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.
(f)	Represents less than 1% of total investments.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2017	BlackRock Floating Rate Income Trust

Investment Objective

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2017 ($14.31)(a)	4.89%
Current Monthly Distribution per Common Share(b)	$0.0583
Current Annualized Distribution per Common Share(b)	$0.6996
Economic Leverage as of October 31, 2017(c)	30%

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)	Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	10/31/17	10/31/16	Change	High	Low
Market Price	$14.31	$13.58	5.38%	$14.79	$13.23
Net Asset Value	14.49	14.41	0.56	14.59	14.30

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	7

Trust Summary as of October 31, 2017 (continued)	BlackRock Floating Rate Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended October 31, 2017 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	6.13%	5.63%	6.16%
Trust at Market Price(a)(b)	11.21	8.77	5.11
S&P/LSTA Leveraged Loan Index(c)	5.06	3.99	4.15

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	This unmanaged market value-weighted index (the “Reference Benchmark”) is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

Beginning with this reporting period, BGT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•	The broad floating rate loan interest (“bank loan”) market provided a positive return for the 12-month period. Among the most notable drivers of positive returns in the Trust were allocations to the technology, health care and consumer cyclical sectors. The Trust’s B-rated, BB-rated, and CCC-rated positions positively contributed to performance. The Trust’s tactical allocations to high yield bonds, equities and collateralized loan obligations also benefited performance, as these segments outperformed bank loans over the 12-month period.

•	The Trust’s exposure to retailers and supermarkets was the leading detractor from performance, as secular changes in consumer spending behavior, shifting fashion trends, excess capacity, and uncertainty around fiscal reform all weighed on the segments. In terms of credit quality, the Trust’s lack of holdings in CC-rated, D-rated, and C-rated names detracted from performance.

Describe recent portfolio activity.

•	The Trust maintained its focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality, while gradually adding market risk as the 12-month period progressed. The majority of the Trust was invested in B-rated bank loans, followed by BB-rated names. Over the course of the period, the Trust increased its B-rated allocation while reducing positions in BB-rated names. On a sector basis, the Trust reduced its broad consumer cyclical allocation, trimming retailers specifically as the sector faces fundamental challenges. By contrast, the Trust increased its energy exposure, particularly within the higher-quality independent energy sector. Finally, with the bank loan market increasingly trading above par value, the Trust added to its high yield bond position based on relative valuation.

Describe portfolio positioning at period end.

•	At period end, the Trust held the majority of its portfolio in rated bank loans, with a meaningful position in high yield corporate bonds as well. The Trust maintained its highest concentration in B-rated loans of select issuers, while limiting exposure to both higher quality loans with less compelling risk/reward profiles and lower-rated loans with more equity-like profiles and greater downside risk should credit sentiment weaken. From a sector perspective, the Trust’s largest overweight positions were within the cable & satellite, wireless, and gaming sectors. By contrast, the Trust was underweight in retail and leisure, where fundamentals have continued to deteriorate. Within energy, the Trust was focused on higher-quality issuers within the independent energy segment. The Trust remained focused on industries and companies with stable business profiles and consistent cash flows, avoiding areas of the market with secular concerns and/or deteriorating fundamental trends. Top issuer positions included Altice (wireless), Centurylink (wirelines) and Liberty Global (cable & satellite).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2017 (continued)	BlackRock Floating Rate Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	10/31/17		10/31/16
Floating Rate Loan Interests	93%		92%
Corporate Bonds	5		4
Asset-Backed Securities	1		2
Short-Term Securities	—	(a)	2
Other	1	(b)	—	(c)

(a)	Represents less than 1% of total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Rights, Warrants, Short-Term Securities and Options Purchased.
(c)	Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage — Backed Securities, Other Interests, Investment Companies, Warrants, Common Stocks and Options Purchased.

CREDIT QUALITY ALLOCATION (d)(e)

	10/31/17	10/31/16
A	1%	—	(a)
BBB/Baa	8	8%
BB/Ba	42	43
B	42	41
CCC/Caa	3	3
N/R	4	5

(d)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(e)	Excludes Short-Term Securities and Options Purchased.

TRUST SUMMARY	9

Trust Summary as of October 31, 2017	BlackRock Multi-Sector Income Trust

Investment Objective

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as sole lender or by acting as a member of a syndicate of original lenders.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of October 31, 2017 ($18.55)(a)	7.55%
Current Monthly Distribution per Common Share(b)	$0.1167
Current Annualized Distribution per Common Share(b)	$1.4004
Economic Leverage as of October 31, 2017(c)	38%

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	10/31/17	10/31/16	Change	High	Low
Market Price	$18.55	$16.76	10.68%	$18.77	$15.53
Net Asset Value	20.07	18.91	6.13	20.09	18.28

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2017 (continued)	BlackRock Multi-Sector Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended October 31, 2017 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	Since Inception (a)
Trust at NAV(b)(c)	17.34%	10.38%	10.41%
Trust at Market Price(b)(c)	22.36	11.61	7.51
Lipper General Bond Funds at NAV(d)	11.20	6.38	6.46	(e)
Lipper General Bond Funds at Market Price(d)	14.75	8.52	6.01	(e)

(a)	The Trust commenced operations on February 27, 2013.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper. Historical performance shown is calculated based on the composition of the Lipper General Bond Fund category at the time of preparation of this report to shareholders.
(e)	The Lipper category average return for the since inception period is from the close of February 28, 2013. Therefore, the category average is using 1 less day of performance (February 28, 2013) compared to the Trust (February 27, 2013).

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•	The Trust’s positions in non-agency mortgage-backed securities (“MBS”), high yield corporate bonds, senior loans, commercial mortgage backed securities (“CMBS”) and capital securities were the largest positive contributors to return for the 12-month period. The Trust’s allocation to asset-backed securities (“ABS”), investment grade corporate debt and emerging market debt also supported absolute returns.

•	The Trust’s stance with respect to duration (sensitivity to interest rate movements) and yield curve positioning detracted from performance during the period.

Describe recent portfolio activity.

•	The Trust’s spread sector exposure was rotated out of ABS and investment grade corporate bonds and into non-agency MBS, capital securities and emerging market sovereign names. The Trust’s duration exposure increased over the period from 3.4 years to 3.9 years. The spread sector rotations over the period were based on the view that the upturn in global economic growth, low volatility and generally robust U.S. economic data are supportive of risk assets.

Describe portfolio positioning at period end.

•	At period end, the Trust maintained a diversified exposure within non-government spread sectors, including non-agency MBS, high yield corporates, capital securities, ABS, collateralized loan obligations, CMBS, emerging market debt and senior loans. The Trust also held marginal exposure to government-related sectors such as foreign agency obligations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	11

Trust Summary as of October 31, 2017 (continued)	BlackRock Multi-Sector Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	10/31/17		10/31/16
Corporate Bonds	42%		41%
Asset-Backed Securities	17		19
Non-Agency Mortgage-Backed Securities	13		18
Preferred Securities	11		12
Foreign Agency Obligations	6		4
Floating Rate Loan Interests	9		5
U.S. Government Sponsored Agency Securities	2		—
Short-Term Securities	—	(a)	1
Other	—	(b)	—	(c)

(a)	Represents less than 1% of total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Options Written, and Short-Term Securities.
(c)	Includes a less than 1% holding in each of the following investment types: Common Stocks, U.S. Treasury Obligations, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (d)(e)

	10/31/17		10/31/16
AAA/Aaa(f)	—	(a)	—	(a)
AA/Aa	1%		2%
A	5		8
BBB/Baa	16		18
BB/Ba	29		22
B	18		20
CCC/Caa	16		16
CC/Ca	—	(a)	5
C	4		1
N/R	11		8

(d)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(e)	Excludes Short-Term Securities, Options Purchased and Options Written.
(f)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. BIT is permitted to use economic leverage (which includes leverage attributable to reverse repurchase agreements) of up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. BIT may use economic leverage up to 100% of its net assets (50% of its total managed assets). The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	13

Schedule of Investments October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities

Asset-Backed Securities — 4.5%
ALM XIV Ltd., Series 2014-14A, Class C, (3 mo. LIBOR US + 3.45%), 4.83%, 7/28/26(a)(b)	USD	4,500	$4,522,862
ALM XVII Ltd., Series 2015-17A, Class B1, (3 mo. LIBOR US + 3.40%), 4.76%, 1/15/28(a)(b)		1,400	1,425,101
AMMC CLO Ltd., Series 2015-17A, Class C, (3 mo. LIBOR US + 3.25%), 4.57%, 11/15/27(a)(b)		1,000	1,000,360
Anchorage Capital CLO Ltd.(b):
Series 2013-1A, Class BR, 3.51%, 10/13/30(c)(d)		1,000	1,000,000
Series 2014-3A, Class C, (3 mo. LIBOR US + 3.50%), 4.88%, 4/28/26(a)		1,000	1,001,046
Series 2015-7A, Class CR, 3.06%, 10/15/27(c)		1,000	1,001,300
Series 2015-7A, Class DR, 4.06%, 10/15/27(c)		1,000	1,006,138
Apidos CLO XVIII, Series 2014-18A, Class CR, (3 mo. LIBOR US + 3.25%), 4.61%, 7/22/26(a)(b)		1,300	1,314,973
Ares CLO Ltd., 1.00%, 10/15/30(b)(c)		2,750	2,750,000
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 3.90%), 5.28%, 1/30/24(a)(b)		750	753,738
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class DR, (3 mo. LIBOR US + 3.60%), 4.96%, 10/15/26(a)(b)		2,500	2,505,282
Atrium X, Series 10A, Class DR, (3 mo. LIBOR US + 3.00%), 4.36%, 7/16/25(a)(b)		1,500	1,500,724
Benefit Street Partners CLO XII Ltd., Series 2017-12A(b)(c):
Class B, 3.35%, 10/15/30		1,000	1,005,895
Class C, 4.40%, 10/15/30		2,000	2,017,587
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 4.66%, 11/23/25(a)(b)		1,000	1,001,691
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2013-3A, Class C, (3 mo. LIBOR US + 3.40%), 4.76%, 7/15/25		1,000	1,000,221
Series 2016-1A, Class C, (3 mo. LIBOR US + 4.90%), 6.26%, 4/20/27		1,000	1,014,421
Series 2016-3A, Class C, (3 mo. LIBOR US + 4.00%), 5.36%, 10/20/29		1,000	1,016,158
CIFC Funding Ltd., Series 2013-2A(b)(c):
Class A3LR, 3.95%, 10/18/30		1,000	1,003,179
Class B1LR, 4.60%, 10/18/30		1,000	1,011,570
Elevation CLO Ltd., Series 2017-7A, Class C, 1.00%, 7/15/30(b)(c)		1,500	1,500,000
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, (3 mo. LIBOR US + 3.50%), 4.88%, 10/29/26(a)(b)		1,000	1,001,790
Highbridge Loan Management Ltd.(a)(b):
Series 4A-2014, Class B, (3 mo. LIBOR US + 3.00%), 4.38%, 7/28/25		750	750,772
Series 6A-2015, Class C, (3 mo. LIBOR US + 3.07%), 4.38%, 5/05/27		1,500	1,501,337
Series 8A-2016, Class D, (3 mo. LIBOR US + 4.85%), 6.21%, 4/20/27		500	508,842
LCM XVIII LP, Series 18A, Class C1, (3 mo. LIBOR US + 3.15%), 4.51%, 4/20/27(a)(b)		1,000	1,000,214
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 4.96%, 10/20/26(a)(b)		1,000	1,000,403
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR, (3 mo. LIBOR US + 2.15%), 3.51%, 1/19/25(a)(b)		1,000	1,002,862
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.25%), 4.61%, 7/20/26(a)(b)		2,000	2,001,186

Security	Par (000)		Value
Asset-Backed Securities (continued)
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 3.57%, 1/27/26(a)(b)	USD	2,000	$2,003,422
Mill Creek II CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 4.85%), 6.21%, 4/20/28(a)(b)		1,000	1,012,958
MP CLO III Ltd., Series 2013-1A, Class CR, 3.36%, 10/20/30(b)(c)(d)		1,000	1,000,000
Neuberger Berman CLO XV, Series 2013-15A, Class CR, 3.41%, 10/15/29(b)(c)		1,000	1,006,659
Neuberger Berman Loan Advisers CLO 26, Series 2017-26A(b)(c)(d):
Class A, 1.00%, 10/18/30		2,000	2,000,000
Class B, 1.00%, 10/18/30		1,000	1,000,000
Class C, 1.00%, 10/18/30		1,500	1,500,000
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class C2, (3 mo. LIBOR US + 3.25%), 4.61%, 1/23/27(a)(b)		1,600	1,607,144
OCP CLO Ltd., Series 2015-8A, Class CR, 4.18%, 4/17/27(b)(c)(d)		1,000	1,000,000
Octagon Investment Partners Ltd.(b):
Series 2016-1A, Class D, (3 mo. LIBOR US + 4.95%), 6.31%, 4/15/27(a)		500	506,267
Series 2017-1A, Class C, 1.00%, 1/20/31(c)		1,000	1,000,000
OHA Credit Partners XIV Ltd., Series 2017-14A, Class C, 1.00%, 1/21/30(b)(c)		1,250	1,250,000
OZLM Funding IV Ltd., 3.56%, 10/22/30(b)(c)		1,000	1,000,306
OZLM XIX Ltd., Series 2017-19A, Class C, 1.00%, 11/22/30(b)(c)		1,000	1,000,000
Recette CLO Ltd., Series 2015-1A(b)(c):
Class CR, 3.06%, 10/20/27		1,500	1,500,289
Class DR, 4.11%, 10/20/27		1,000	1,000,099
Regatta IV Funding Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.00%), 3.37%, 7/25/26(a)(b)		1,500	1,500,746
Regatta V Funding Ltd., Series 2014-1A(a)(b):
Class BR, (3 mo. LIBOR US + 2.30%), 3.67%, 10/25/26		1,000	1,002,130
Class C, (3 mo. LIBOR US + 3.45%), 4.82%, 10/25/26		1,000	1,000,632
Symphony CLO Ltd., Series 2016-17A, Class D, (3 mo. LIBOR US + 4.80%), 6.16%, 4/15/28(a)(b)		1,000	1,015,766
Symphony CLO XV Ltd., Series 2014-15A(a)(b):
Class CR, (3 mo. LIBOR US + 2.20%), 3.55%, 10/17/26		2,500	2,519,694
Class DR, (3 mo. LIBOR US + 3.35%), 4.70%, 10/17/26		1,000	1,006,772
Voya CLO Ltd., Series 2013-2A, Class C, (3 mo. LIBOR US + 3.50%), 4.87%, 4/25/25(a)(b)		1,000	1,004,053
Webster Park CLO Ltd., Series 2015-1A, Class B1, (3 mo. LIBOR US + 3.10%), 4.41%, 1/20/27(a)(b)		4,000	4,004,562

Total Asset-Backed Securities — 4.5%			71,561,151

Corporate Bonds

Aerospace & Defense — 0.9%
Arconic, Inc.:
5.13%, 10/01/24		2,871	3,081,249
6.75%, 1/15/28		178	210,040
Bombardier, Inc.(b):
8.75%, 12/01/21		116	129,050
6.13%, 1/15/23		100	99,875
7.50%, 3/15/25		1,840	1,899,800

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Aerospace & Defense (continued)
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21(b)	USD	536	$550,740
KLX, Inc., 5.88%, 12/01/22(b)		1,475	1,543,219
Mexico City Airport Trust, 4.25%, 10/31/26(b)		1,350	1,371,600
TransDigm, Inc.:
6.00%, 7/15/22		4,360	4,523,500
6.50%, 7/15/24		1,560	1,610,700

			15,019,773
Air Freight & Logistics — 0.1%
XPO Logistics, Inc.(b):
6.50%, 6/15/22		1,565	1,641,841
6.13%, 9/01/23		352	370,480

			2,012,321
Airlines — 0.8%
American Airlines Group, Inc., 4.63%, 3/01/20(b)		692	714,490
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		2,040	2,069,988
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 7/02/24		2,885	3,231,252
Turkish Airlines Pass-Through Trust, Series 2015-1 Class A, 4.20%, 9/15/28(b)		2,593	2,524,618
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		3,234	3,375,453
Virgin Australia Trust, Series 2013-1, Class B, 6.00%, 4/23/22(b)		639	651,541

			12,567,342
Auto Components — 0.9%
Allison Transmission, Inc., 5.00%, 10/01/24(b)		68	70,890
General Motors Financial Co., Inc., 4.35%, 1/17/27		4,710	4,844,911
Goodyear Tire & Rubber Co., 5.00%, 5/31/26		535	548,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		3,950	3,969,750
6.00%, 8/01/20		3,108	3,205,125
Tesla, Inc., 5.30%, 8/15/25(b)		1,116	1,076,940

			13,715,991
Automobiles — 0.5%
Ford Motor Co., 7.45%, 7/16/31		3,660	4,753,987
General Motors Co.:
4.88%, 10/02/23		1,875	2,044,387
6.25%, 10/02/43		940	1,085,010

			7,883,384
Banks — 4.2%
Barclays PLC, 4.84%, 5/09/28		4,975	5,189,752
CIT Group, Inc.:
5.50%, 2/15/19(b)		3,967	4,150,474
5.00%, 8/01/23		660	713,922
City National Corp., 5.25%, 9/15/20		2,900	3,142,869
Cooperatieve Rabobank UA, 3.95%, 11/09/22(e)		3,775	3,981,907
Credit Suisse Group AG, 6.50%, 8/08/23(b)		6,000	6,795,000
Discover Bank/Greenwood, 8.70%, 11/18/19		748	832,163
Fifth Third Bancorp, (3 mo. LIBOR US + 3.03%), 5.10%(f)(g)		5,000	5,112,500
HSBC Finance Corp., 6.68%, 1/15/21(e)		5,150	5,792,021
Intesa Sanpaolo SpA, 5.71%, 1/15/26(b)		5,840	6,207,367
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23		10,080	11,230,977
SunTrust Banks, Inc., (3 mo. LIBOR US + 3.10%), 5.05%(f)(g)		5,270	5,421,513
Wells Fargo & Co.(e):
4.13%, 8/15/23		4,000	4,226,127
5.61%, 1/15/44		4,119	4,986,505

			67,783,097

Security	Par (000)		Value
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/01/46(e)	USD	6,170	$6,938,843
Molson Coors Brewing Co., 4.20%, 7/15/46		1,665	1,640,974

			8,579,817
Biotechnology — 0.5%
Amgen, Inc., 4.66%, 6/15/51(e)		6,709	7,255,786

Building Products — 0.4%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(b)		424	450,500
Beacon Escrow Corp., 4.88%, 11/01/25(b)		1,999	2,023,388
Building Materials Corp. of America, 6.00%, 10/15/25(b)		1,832	1,980,850
Masonite International Corp., 5.63%, 3/15/23(b)		610	639,737
Standard Industries, Inc.(b):
5.13%, 2/15/21		420	433,125
5.50%, 2/15/23		745	785,975
USG Corp., 4.88%, 6/01/27(b)		445	461,688

			6,775,263
Capital Markets — 2.5%
Goldman Sachs Group, Inc.:
7.50%, 2/15/19(e)		5,165	5,520,200
5.25%, 7/27/21		1,175	1,287,261
5.75%, 1/24/22(e)		5,500	6,157,223
6.25%, 2/01/41(e)		15,000	19,849,982
Morgan Stanley, 5.63%, 9/23/19(e)		6,770	7,199,071

			40,013,737
Chemicals — 1.1%
Axalta Coating Systems LLC, 4.88%, 8/15/24(b)		715	747,175
Basell Finance Co. BV, 8.10%, 3/15/27(b)(e)		6,000	8,030,614
Chemours Co., 5.38%, 5/15/27		317	338,398
Huntsman International LLC:
4.88%, 11/15/20		72	75,600
5.13%, 11/15/22		2,495	2,682,125
NOVA Chemicals Corp.(b):
4.88%, 6/01/24		956	973,925
5.25%, 6/01/27		1,317	1,343,340
Platform Specialty Products Corp.(b):
10.38%, 5/01/21		165	179,025
6.50%, 2/01/22		1,372	1,421,735
PQ Corp., 6.75%, 11/15/22(b)		935	1,009,800

			16,801,737
Commercial Services & Supplies — 2.8%
Aviation Capital Group Corp.(b):
7.13%, 10/15/20		31,000	35,036,946
6.75%, 4/06/21		7,850	8,860,570
CD&R Waterworks Merger Sub LLC, 6.13%, 8/15/25(b)		437	442,462
KAR Auction Services, Inc., 5.13%, 6/01/25(b)		859	889,065

			45,229,043
Communications Equipment — 0.2%
CommScope Technologies Finance LLC, 6.00%, 6/15/25(b)		467	493,269
CommScope Technologies LLC, 5.00%, 3/15/27(b)		659	641,701
CommScope, Inc., 5.50%, 6/15/24(b)		254	264,478
Zayo Group LLC/Zayo Capital, Inc.:
6.38%, 5/15/25		1,418	1,526,278
5.75%, 1/15/27(b)		593	624,874

			3,550,600

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Construction & Engineering — 0.3%
BlueLine Rental Finance Corp., 9.25%, 3/15/24(b)	USD	2,288	$2,482,480
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25(b)		2,160	2,284,200

			4,766,680
Construction Materials — 0.2%
HD Supply, Inc., 5.75%, 4/15/24(b)		1,701	1,834,954
PulteGroup, Inc., 5.50%, 3/01/26		926	1,015,127

			2,850,081
Consumer Discretionary — 0.1%
Nielsen Co. Luxembourg SARL, 5.00%, 2/01/25(b)		475	491,625
Viking Cruises Ltd., 5.88%, 9/15/27(b)		1,092	1,100,190

			1,591,815
Consumer Finance — 0.9%
Ally Financial, Inc.:
5.13%, 9/30/24		590	646,050
8.00%, 11/01/31		3,832	5,067,820
Capital One Bank USA NA, 3.38%, 2/15/23(e)		2,000	2,033,433
Discover Financial Services, 3.85%, 11/21/22		3,252	3,354,945
IHS Markit Ltd., 4.75%, 2/15/25(b)		452	477,990
Navient Corp.:
6.63%, 7/26/21		461	493,846
7.25%, 9/25/23		996	1,078,793
Total System Services, Inc., 3.80%, 4/01/21		1,630	1,687,106

			14,839,983
Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b):
4.63%, 5/15/23		760	780,900
6.00%, 2/15/25		811	860,674
Ball Corp., 4.38%, 12/15/20		681	715,050
International Paper Co., 7.30%, 11/15/39(e)		10,000	13,937,649
Multi-Color Corp., 4.88%, 11/01/25(b)		333	336,330
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC:
5.75%, 10/15/20		2,866	2,916,184
6.88%, 2/15/21		68	69,841
7.00%, 7/15/24(b)		1,247	1,331,172
Sealed Air Corp., 6.88%, 7/15/33(b)		182	211,575

			21,159,375
Diversified Consumer Services — 0.4%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23(b)		2,005	2,221,941
Service Corp. International, 4.50%, 11/15/20		4,382	4,425,820

			6,647,761
Diversified Financial Services — 5.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.63%, 10/30/20		961	1,020,810
3.50%, 5/26/22		5,000	5,137,622
4.63%, 7/01/22		518	556,001
Air Lease Corp., 3.75%, 2/01/22		5,000	5,222,734
Aircastle Ltd., 6.25%, 12/01/19		3,937	4,212,590
Banco Santander SA, 3.13%, 2/23/23		2,200	2,207,875
Bank of America Corp.:
5.00%, 5/13/21(e)		17,100	18,567,565
4.45%, 3/03/26		1,765	1,876,601
Citigroup, Inc., 6.68%, 9/13/43(e)		4,125	5,652,705
Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/26(e)		5,000	5,368,183
Ford Motor Credit Co. LLC, 5.88%, 8/02/21		9,420	10,501,095

Security	Par (000)		Value
Diversified Financial Services (continued)
General Motors Financial Co., Inc.:
6.75%, 6/01/18	USD	1,700	$1,747,983
4.38%, 9/25/21		2,260	2,399,797
4.25%, 5/15/23		1,681	1,770,394
ING Bank NV, 5.00%, 6/09/21(b)(e)		8,000	8,697,218
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20(b)		1,705	1,760,413
Leucadia National Corp., 5.50%, 10/18/23		4,000	4,257,275
Resparcs Funding LP I, 8.00%(b)(g)(h)		4,000	1,640,000
Royal Bank of Scotland Group PLC:
6.10%, 6/10/23		2,500	2,783,855
5.13%, 5/28/24		5,250	5,617,586

			90,998,302
Diversified Telecommunication Services — 6.4%
AT&T, Inc.:
5.00%, 3/01/21(e)		8,575	9,310,821
6.30%, 1/15/38(e)		12,000	13,991,830
5.15%, 3/15/42		250	250,564
4.35%, 6/15/45		367	327,729
5.15%, 2/14/50		3,000	2,957,337
CenturyLink, Inc., Series S, 6.45%, 6/15/21		1,660	1,751,483
Frontier Communications Corp.:
6.25%, 9/15/21		359	294,380
7.63%, 4/15/24		1,309	1,001,385
6.88%, 1/15/25		3,964	2,946,996
Level 3 Financing, Inc.:
5.38%, 8/15/22		2,095	2,158,437
5.13%, 5/01/23		1,183	1,211,096
5.38%, 1/15/24		754	783,217
5.38%, 5/01/25		2,003	2,093,135
Telecom Italia SpA, 5.30%, 5/30/24(b)		720	775,800
Telefonica Emisiones SAU:
3.19%, 4/27/18		6,550	6,595,353
5.21%, 3/08/47		6,000	6,606,624
Verizon Communications, Inc.(e):
5.15%, 9/15/23		8,775	9,834,972
6.40%, 9/15/33		9,475	11,594,008
6.55%, 9/15/43		13,225	16,555,972
5.01%, 4/15/49		10,578	10,797,959

			101,839,098
Electric Utilities — 4.8%
CMS Energy Corp., 5.05%, 3/15/22		9,900	10,872,858
Duke Energy Corp., 3.55%, 9/15/21		3,650	3,798,708
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 6/15/76(f)		7,500	8,588,250
Great Plains Energy, Inc., 5.29%, 6/15/22(i)		5,550	6,081,999
Midland Cogeneration Venture LP, 5.25%, 3/15/25(b)		3,744	3,764,348
NextEra Energy Capital Holdings, Inc., 4.80%, 12/01/77(c)		5,000	5,000,000
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(b)		568	573,680
NiSource Finance Corp., 6.80%, 1/15/19		472	498,398
Oncor Electric Delivery Co. LLC (e):
4.10%, 6/01/22		4,150	4,413,624
5.30%, 6/01/42		2,750	3,376,241
Progress Energy, Inc., 7.00%, 10/30/31(e)		12,000	16,050,881
Puget Energy, Inc.:
6.00%, 9/01/21		275	308,156
5.63%, 7/15/22		5,550	6,205,417
Southern Co., 4.40%, 7/01/46		7,500	7,892,334

			77,424,894

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23	USD	306	$319,388
5.50%, 12/01/24		2,458	2,722,235
Jabil Circuit, Inc., 8.25%, 3/15/18		2,600	2,657,200
Sanmina Corp., 4.38%, 6/01/19(b)		1,415	1,453,318

			7,152,141
Energy Equipment & Services — 0.6%
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		473	480,284
GrafTech International Ltd., 6.38%, 11/15/20		890	875,538
Halliburton Co., 5.00%, 11/15/45		6,615	7,400,685
Noble Holding International Ltd.:
4.63%, 3/01/21		34	31,450
7.70%, 4/01/25		364	316,680
Transocean, Inc., 6.00%, 3/15/18		156	158,090

			9,262,727
Food & Staples Retailing — 1.4%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24		775	728,500
5.75%, 3/15/25		1,120	985,600
CVS Health Corp.:
4.75%, 12/01/22		289	314,767
5.00%, 12/01/24		183	200,518
5.13%, 7/20/45		3,879	4,334,510
Dollar Tree, Inc.:
5.25%, 3/01/20		105	107,428
5.75%, 3/01/23		3,938	4,129,977
H.J. Heinz Finance Co., 7.13%, 8/01/39(b)		4,415	5,864,105
Wal-Mart Stores, Inc., 5.25%, 9/01/35(e)		5,150	6,399,608

			23,065,013
Food Products — 0.9%
Aramark Services, Inc., 5.13%, 1/15/24		1,550	1,639,125
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25(b)		1,590	1,542,300
Kraft Foods, Inc., 6.13%, 8/23/18		4,840	4,994,472
Kraft Heinz Foods Co., 4.38%, 6/01/46		2,475	2,416,807
Pilgrim’s Pride Corp.(b):
5.75%, 3/15/25		624	660,660
5.88%, 9/30/27		491	510,640
Post Holdings, Inc., 5.00%, 8/15/26(b)		1,349	1,355,745
TreeHouse Foods, Inc., 6.00%, 2/15/24(b)		431	461,170

			13,580,919
Health Care Equipment & Supplies — 1.1%
Avantor, Inc., 6.00%, 10/01/24(b)		6,794	6,929,880
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21(b)		2,065	1,972,075
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (b):
4.88%, 4/15/20		517	516,354
5.75%, 8/01/22		2,165	2,118,994
5.63%, 10/15/23		381	355,759
5.50%, 4/15/25		125	112,187
Medtronic, Inc., 4.63%, 3/15/45(e)		4,565	5,171,933

			17,177,182
Health Care Providers & Services — 3.6%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22		191	194,820
Amsurg Corp., 5.63%, 7/15/22		1,313	1,335,977
Centene Corp.:
5.63%, 2/15/21		875	907,813
6.13%, 2/15/24		1,370	1,472,750

Security	Par (000)		Value
Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc., 6.25%, 3/31/23	USD	697	$670,863
DaVita, Inc., 5.13%, 7/15/24		761	762,903
HCA, Inc.:
3.75%, 3/15/19		4,364	4,429,460
6.50%, 2/15/20		10,421	11,228,627
7.50%, 2/15/22		2,214	2,512,890
5.88%, 3/15/22		340	372,300
4.75%, 5/01/23		236	246,915
5.00%, 3/15/24		735	774,506
5.88%, 2/15/26		1,297	1,363,471
5.50%, 6/15/47		2,570	2,614,975
HealthSouth Corp., 5.75%, 11/01/24		637	652,129
Hologic, Inc., 5.25%, 7/15/22(b)		742	774,463
MEDNAX, Inc., 5.25%, 12/01/23(b)		587	610,480
MPH Acquisition Holdings LLC, 7.13%, 6/01/24(b)		829	892,211
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23(b)		607	637,350
Tenet Healthcare Corp.:
6.00%, 10/01/20		5,095	5,349,750
7.50%, 1/01/22(b)		394	414,685
8.13%, 4/01/22		1,907	1,916,535
6.75%, 6/15/23		1,758	1,650,322
4.63%, 7/15/24(b)		513	504,664
THC Escrow Corp. III, 5.13%, 5/01/25(b)		435	423,581
UnitedHealth Group, Inc., 6.88%, 2/15/38(e)		10,000	14,371,860

			57,086,300
Hotels, Restaurants & Leisure — 0.8%
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(b)		1,665	1,675,906
ESH Hospitality, Inc., 5.25%, 5/01/25(b)		910	940,712
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b):
5.00%, 6/01/24		600	633,000
5.25%, 6/01/26		650	690,723
4.75%, 6/01/27		817	838,446
MGM Resorts International:
6.75%, 10/01/20		214	235,400
6.63%, 12/15/21		1,410	1,575,675
New Red Finance, Inc.(b):
4.25%, 5/15/24		1,577	1,588,354
5.00%, 10/15/25		1,620	1,650,375
Sabre GLBL, Inc.(b):
5.38%, 4/15/23		594	623,011
5.25%, 11/15/23		294	307,965
Scientific Games International, Inc., 7.00%, 1/01/22(b)		735	777,263
Station Casinos LLC, 5.00%, 10/01/25(b)		1,200	1,201,500

			12,738,330
Household Durables — 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22(b)		1,647	1,719,056
CalAtlantic Group, Inc., 8.38%, 1/15/21		3,015	3,508,706
Lennar Corp.:
4.75%, 11/15/22		1,805	1,906,531
4.88%, 12/15/23		466	492,795
Newell Brands, Inc.:
3.85%, 4/01/23		5,085	5,334,837
4.20%, 4/01/26		955	1,006,418
TRI Pointe Group, Inc.:
4.38%, 6/15/19		920	944,150
5.88%, 6/15/24		625	676,563

			15,589,056

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Household Products — 0.2%
Spectrum Brands, Inc.:
6.63%, 11/15/22	USD	1,110	$1,153,823
6.13%, 12/15/24		231	246,662
5.75%, 7/15/25		1,002	1,064,304

			2,464,789
Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp.:
6.00%, 1/15/22(b)		1,858	1,918,385
5.88%, 1/15/24(b)		823	851,805
5.75%, 1/15/25		1,064	1,010,800
5.25%, 6/01/26(b)		616	616,770
Dynegy, Inc., 6.75%, 11/01/19		1,471	1,524,324
NRG Energy, Inc., 6.63%, 1/15/27		2,746	2,924,490
QEP Resources, Inc., 5.38%, 10/01/22		1,927	1,912,547

			10,759,121
Industrial Conglomerates — 0.0%
Vertiv Group Corp., 9.25%, 10/15/24(b)		623	682,185

Insurance — 3.0%
American International Group, Inc., 6.40%, 12/15/20(e)		8,710	9,778,723
Aon Corp., 5.00%, 9/30/20(e)		7,700	8,284,209
Aon PLC, 4.25%, 12/12/42(e)		6,500	6,585,706
Forethought Financial Group, Inc., 8.63%, 4/15/21(b)		3,400	3,874,537
Nationwide Building Society, 4.13%, 10/18/32(b)(c)		2,520	2,519,639
Northwestern Mutual Life Insurance Co., 6.06%, 3/30/40(b)(e)		12,000	15,718,881
Radian Group, Inc.:
5.25%, 6/15/20		271	289,293
4.50%, 10/01/24		774	793,350

			47,844,338
Internet Software & Services — 0.5%
Equinix, Inc., 5.88%, 1/15/26		1,061	1,149,859
Netflix, Inc.:
5.50%, 2/15/22		563	603,114
4.38%, 11/15/26(b)		668	655,058
4.88%, 4/15/28(b)		1,172	1,164,909
Priceline Group, Inc., 3.55%, 3/15/28		3,375	3,402,044
Symantec Corp., 5.00%, 4/15/25(b)		347	362,615

			7,337,599
IT Services — 0.7%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21(b)		1,755	1,853,719
Fidelity National Information Services, Inc., 5.00%, 10/15/25		538	599,122
First Data Corp.(b):
5.38%, 8/15/23		1,509	1,571,246
7.00%, 12/01/23		4,908	5,251,658
5.75%, 1/15/24		720	753,300
Gartner, Inc., 5.13%, 4/01/25(b)		483	510,773
WEX, Inc., 4.75%, 2/01/23(b)		760	779,000

			11,318,818
Life Sciences Tools & Services — 0.8%
Life Technologies Corp., 6.00%, 3/01/20(e)		12,000	13,019,453

Media — 7.9%
21st Century Fox America, Inc., 6.15%, 3/01/37(e)		9,575	11,995,256
A&E Television Networks LLC, 3.11%, 8/22/19(d)		5,000	5,007,000
Altice Financing SA, 7.50%, 5/15/26(b)		2,172	2,381,055
Altice Luxembourg SA(b):
7.75%, 5/15/22		2,362	2,500,768
7.63%, 2/15/25		1,752	1,900,920

Security	Par (000)		Value
Media (continued)
Altice US Finance I Corp.(b):
5.38%, 7/15/23	USD	2,919	$3,043,057
5.50%, 5/15/26		1,211	1,259,440
AMC Networks, Inc.:
4.75%, 12/15/22		685	702,981
5.00%, 4/01/24		432	440,100
4.75%, 8/01/25		546	545,318
CCO Holdings LLC/CCO Holdings Capital Corp.(b):
4.00%, 3/01/23		938	951,488
5.13%, 5/01/27		3,124	3,155,240
5.00%, 2/01/28		1,394	1,383,545
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.38%, 10/23/35		479	552,037
6.48%, 10/23/45		9,584	10,973,933
5.38%, 5/01/47(b)		1,500	1,518,535
6.83%, 10/23/55		3,540	4,253,263
Cinemark USA, Inc., 5.13%, 12/15/22		349	357,725
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		10,189	10,538,720
Cox Communications, Inc.(b):
8.38%, 3/01/39(e)		5,000	6,994,177
4.60%, 8/15/47		625	620,494
CSC Holdings LLC:
8.63%, 2/15/19		4,005	4,290,356
5.25%, 6/01/24		1,160	1,154,925
6.63%, 10/15/25(b)		832	911,872
Discovery Communications LLC:
3.95%, 3/20/28		4,665	4,626,814
4.88%, 4/01/43		4,000	3,917,080
DISH DBS Corp., 7.75%, 7/01/26		1,901	2,079,219
Grupo Televisa SAB, 5.00%, 5/13/45(e)		3,345	3,338,373
Hughes Satellite Systems Corp.:
5.25%, 8/01/26		1,017	1,039,964
6.63%, 8/01/26		685	722,675
Intelsat Jackson Holdings SA:
5.50%, 8/01/23		268	228,470
9.75%, 7/15/25(b)		152	152,950
Interpublic Group of Cos., Inc., 3.75%, 2/15/23		6,025	6,265,248
MDC Partners, Inc., 6.50%, 5/01/24(b)		1,036	1,056,720
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18(b)		1,471	1,472,471
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 2/15/22		249	257,093
SFR Group SA(b):
6.00%, 5/15/22		4,544	4,737,120
7.38%, 5/01/26		5,843	6,281,225
TEGNA, Inc., 5.50%, 9/15/24(b)		351	367,673
Time Warner Cable, Inc., 6.55%, 5/01/37		3,519	4,133,506
Time Warner, Inc.:
4.65%, 6/01/44		28	27,073
4.85%, 7/15/45		97	96,667
Tribune Media Co., 5.88%, 7/15/22		1,308	1,357,050
Univision Communications, Inc.(b):
5.13%, 5/15/23		5,293	5,359,162
5.13%, 2/15/25		375	372,656
Videotron Ltd., 5.13%, 4/15/27(b)		1,099	1,155,324
Virgin Media Secured Finance PLC, 5.50%, 8/15/26(b)		487	509,524

			126,986,262
Metals & Mining — 3.1%
Alcoa Nederland Holding BV, 7.00%, 9/30/26(b)		291	331,740
AngloGold Ashanti Holdings PLC, 5.13%, 8/01/22		5,000	5,250,000

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Metals & Mining (continued)
ArcelorMittal, 6.13%, 6/01/18	USD	2,575	$2,630,877
Commercial Metals Co., 4.88%, 5/15/23		2,194	2,276,275
Constellium NV:
4.63%, 5/15/21	EUR	490	582,436
8.00%, 1/15/23(b)	USD	1,728	1,851,120
6.63%, 3/01/25(b)		1,353	1,403,737
First Quantum Minerals Ltd.(b):
7.00%, 2/15/21		138	143,175
7.25%, 5/15/22		912	953,040
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22(b)		826	923,055
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		4,664	4,664,000
4.00%, 11/14/21		500	503,750
3.55%, 3/01/22		236	233,640
3.88%, 3/15/23		5,360	5,272,900
5.40%, 11/14/34		2,250	2,193,750
5.45%, 3/15/43		1,542	1,449,480
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)		725	788,438
Kinross Gold Corp., 4.50%, 7/15/27(b)		331	335,138
Novelis Corp.(b):
6.25%, 8/15/24		2,862	3,019,410
5.88%, 9/30/26		2,820	2,906,348
Southern Copper Corp., 5.88%, 4/23/45		3,870	4,523,899
Steel Dynamics, Inc.:
5.13%, 10/01/21		1,105	1,134,006
5.25%, 4/15/23		309	319,043
5.50%, 10/01/24		240	256,920
4.13%, 9/15/25(b)		518	519,295
5.00%, 12/15/26		35	37,100
Teck Resources Ltd.:
4.50%, 1/15/21		370	386,650
8.50%, 6/01/24(b)		1,093	1,251,485
6.00%, 8/15/40		1,861	2,063,384
5.20%, 3/01/42		640	641,600
United States Steel Corp., 8.38%, 7/01/21(b)		944	1,030,140

			49,875,831
Oil, Gas & Consumable Fuels — 15.0%
Andeavor Co.(b):
5.13%, 12/15/26		937	1,038,164
4.75%, 12/15/23		1,230	1,330,349
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		125	129,063
6.25%, 10/15/22		1,519	1,617,735
California Resources Corp., 8.00%, 12/15/22(b)		1,065	702,900
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		62	63,085
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24		1,916	2,186,635
5.13%, 6/30/27(b)		1,298	1,338,562
Cheniere Energy Partners LP, 5.25%, 10/01/25(b)		1,157	1,191,710
Concho Resources, Inc., 4.88%, 10/01/47		815	867,106
CONSOL Energy, Inc., 5.88%, 4/15/22		7,210	7,354,200
Continental Resources, Inc.:
5.00%, 9/15/22		7,519	7,603,589
4.50%, 4/15/23		795	804,938
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		798	810,273
DCP Midstream LLC, 6.75%, 9/15/37(b)		1,527	1,641,525
Devon Energy Corp., 5.85%, 12/15/25		4,000	4,614,520
El Paso LLC:
7.80%, 8/01/31		197	253,905
7.75%, 1/15/32		4,586	5,890,866

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	USD	2,345	$2,844,586
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		5,075	5,537,752
Enbridge Energy Partners LP, 9.88%, 3/01/19(e)		6,000	6,596,227
Energy Transfer Equity LP:
7.50%, 10/15/20		598	672,750
4.25%, 3/15/23		461	469,072
5.88%, 1/15/24		5,241	5,686,485
5.50%, 6/01/27		870	922,200
Energy Transfer LP:
5.20%, 2/01/22		10,200	11,077,276
6.13%, 12/15/45		3,579	3,910,666
Enterprise Products Operating LLC:
4.90%, 5/15/46		5,375	5,916,826
Series E, 5.25%, 8/16/77(c)		4,800	4,932,000
Series N, 6.50%, 1/31/19(e)		12,000	12,652,502
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24(b)(e)		415	423,300
Gulfport Energy Corp.:
6.00%, 10/15/24		210	210,000
6.38%, 5/15/25		792	803,880
Kinder Morgan Energy Partners LP:
6.85%, 2/15/20(e)		12,000	13,208,649
4.25%, 9/01/24		2,170	2,264,055
5.40%, 9/01/44		3,615	3,785,319
Matador Resources Co., 6.88%, 4/15/23		93	98,348
MEG Energy Corp.(b):
7.00%, 3/31/24		2,844	2,580,930
6.50%, 1/15/25		2,021	2,010,895
Midcontinent Express Pipeline LLC, 6.70%, 9/15/19(b)		3,500	3,731,875
MPLX LP:
4.13%, 3/01/27		825	848,672
5.20%, 3/01/47		3,500	3,747,285
Murphy Oil Corp., 6.88%, 8/15/24		752	808,400
Nexen Energy ULC, 6.40%, 5/15/37		2,000	2,606,752
NGPL PipeCo LLC(b):
4.38%, 8/15/22		509	523,634
4.88%, 8/15/27		1,286	1,331,010
7.77%, 12/15/37		690	860,775
Noble Energy, Inc.:
5.63%, 5/01/21		1,784	1,830,830
5.05%, 11/15/44		3,500	3,679,263
Noble Holding International Ltd., 7.75%, 1/15/24		676	605,020
Oasis Petroleum, Inc., 6.88%, 1/15/23		133	135,328
ONEOK Partners LP, 8.63%, 3/01/19(e)		10,000	10,798,199
Parsley Energy LLC/Parsley Finance Corp.(b):
5.25%, 8/15/25		780	787,800
5.63%, 10/15/27		649	669,690
PDC Energy, Inc., 7.75%, 10/15/22		1,225	1,277,063
Petroleos Mexicanos:
3.50%, 1/30/23(e)		5,000	4,881,500
4.63%, 9/21/23		3,965	4,054,212
4.88%, 1/18/24(e)		2,000	2,049,400
Pioneer Natural Resources Co., 6.88%, 5/01/18		1,665	1,706,084
Plains All American Pipeline LP, Series B, 6.13%(c)(g)		2,215	2,257,749
Plains All American Pipeline LP/PAA Finance Corp.:
4.70%, 6/15/44		1,498	1,383,869
4.90%, 2/15/45		2,102	1,994,836
Range Resources Corp., 5.00%, 8/15/22		32	31,600
Rockies Express Pipeline LLC(b):
5.63%, 4/15/20		295	312,700
6.88%, 4/15/40		580	646,700
RSP Permian, Inc., 6.63%, 10/01/22		789	829,436

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Ruby Pipeline LLC, 6.00%, 4/01/22(b)	USD	9,470	$10,180,929
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		405	439,326
5.63%, 4/15/23		10,510	11,673,788
5.75%, 5/15/24		2,575	2,884,198
5.88%, 6/30/26		1,481	1,675,495
Sanchez Energy Corp.:
7.75%, 6/15/21		153	142,290
6.13%, 1/15/23		2,021	1,687,535
Seven Generations Energy Ltd., 5.38%, 9/30/25(b)		898	906,980
SM Energy Co.:
6.50%, 1/01/23		177	180,098
5.00%, 1/15/24		181	172,855
5.63%, 6/01/25		350	340,375
Southwestern Energy Co.:
6.70%, 1/23/25		996	1,018,410
7.50%, 4/01/26		778	807,175
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 1/15/28(b)		1,298	1,332,072
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 5/01/23		37	38,064
6.75%, 3/15/24		184	198,260
5.00%, 1/15/28(b)		1,841	1,845,602
TransCanada PipeLines Ltd., 4.88%, 1/15/26(e)		4,485	5,073,789
Weatherford International Ltd., 6.50%, 8/01/36		985	820,013
Western Gas Partners LP, 5.38%, 6/01/21		5,125	5,491,676
Williams Cos., Inc.:
3.70%, 1/15/23		2,245	2,264,644
4.55%, 6/24/24		527	550,715
8.75%, 3/15/32		2,478	3,264,765
5.75%, 6/24/44		685	726,100
Williams Partners LP, 5.10%, 9/15/45		5,075	5,437,030
WPX Energy, Inc., 6.00%, 1/15/22		72	74,970

			239,659,679
Paper & Forest Products — 1.1%
International Paper Co.(e):
7.50%, 8/15/21		9,675	11,387,723
8.70%, 6/15/38		4,000	5,915,293

			17,303,016
Pharmaceuticals — 3.6%
AbbVie, Inc.:
2.90%, 11/06/22(e)		5,675	5,735,023
4.70%, 5/14/45		3,255	3,531,444
Actavis Funding SCS:
3.45%, 3/15/22		7,335	7,531,973
3.85%, 6/15/24		6,000	6,224,769
4.75%, 3/15/45		485	511,637
Endo Finance LLC/Endo Finco, Inc., 6.00%, 7/15/23(b)		1,514	1,226,340
Forest Laboratories LLC(b):
4.38%, 2/01/19		2,924	2,991,588
5.00%, 12/15/21		1,631	1,770,517
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(b)		443	488,408
Merck & Co., Inc., 6.50%, 12/01/33		6,420	8,590,077
Mylan NV, 3.95%, 6/15/26		7,500	7,491,143
Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23		5,000	4,949,661
Valeant Pharmaceuticals International, Inc.(b):
7.50%, 7/15/21		148	145,595
6.75%, 8/15/21		584	565,750
5.63%, 12/01/21		1,177	1,072,541

Security	Par (000)		Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc.(b) (continued):
6.50%, 3/15/22	USD	829	$878,740
5.50%, 3/01/23		31	26,040
5.88%, 5/15/23		665	561,925
7.00%, 3/15/24		1,303	1,410,497
6.13%, 4/15/25		216	181,440
5.50%, 11/01/25		963	984,668

			56,869,776
Professional Services — 0.4%
Dun & Bradstreet Corp., 3.50%, 12/01/17		5,750	5,755,277

Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp.:
5.05%, 9/01/20		500	536,883
5.90%, 11/01/21(e)		3,770	4,222,221
AvalonBay Communities, Inc., 6.10%, 3/15/20(e)		10,000	10,909,795
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24		881	899,721
Host Hotels & Resorts LP, 3.75%, 10/15/23(e)		3,600	3,701,074
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24		627	677,160
4.50%, 9/01/26		1,510	1,515,662
Starwood Property Trust, Inc., 5.00%, 12/15/21		627	656,783
UDR, Inc., 4.25%, 6/01/18(e)		5,225	5,298,531

			28,417,830
Real Estate Management & Development — 0.4%
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29(b)(e)		4,485	4,328,993
Realogy Group LLC/Realogy Co-Issuer Corp.(b):
4.50%, 4/15/19		803	821,068
5.25%, 12/01/21		344	356,040
4.88%, 6/01/23		1,332	1,371,560

			6,877,661
Road & Rail — 1.1%
Hertz Corp., 6.75%, 4/15/19		420	421,312
Norfolk Southern Corp., 6.00%, 3/15/2105		12,700	15,442,137
United Rentals North America, Inc.:
4.63%, 10/15/25		1,034	1,057,937
4.88%, 1/15/28		1,385	1,391,925

			18,313,311
Semiconductors & Semiconductor Equipment — 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27(b)		7,500	7,716,182
Micron Technology, Inc.:
5.25%, 8/01/23(b)		745	779,717
5.50%, 2/01/25		40	42,500
NXP BV/NXP Funding LLC(b):
4.13%, 6/15/20		951	990,229
4.13%, 6/01/21		1,461	1,526,745
4.63%, 6/15/22		490	524,913
4.63%, 6/01/23		204	219,810
Sensata Technologies BV(b):
5.63%, 11/01/24		695	771,450
5.00%, 10/01/25		1,418	1,503,080

			14,074,626
Software — 0.8%
Infor US, Inc., 6.50%, 5/15/22		2,965	3,091,012
Informatica LLC, 7.13%, 7/15/23(b)		477	485,348
Nuance Communications, Inc., 5.38%, 8/15/20(b)		1,901	1,926,664
Oracle Corp., 2.65%, 7/15/26(e)		4,890	4,798,042
PTC, Inc., 6.00%, 5/15/24		313	339,589

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Software (continued)
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)	USD	1,254	$1,320,619
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24(b)		670	763,800
Sophia LP/Sophia Finance, Inc., 9.00%, 9/30/23(b)		740	767,750

			13,492,824
Specialty Retail — 0.6%
L Brands, Inc.:
7.00%, 5/01/20		3,050	3,351,187
6.88%, 11/01/35		1,119	1,110,608
PetSmart, Inc., 5.88%, 6/01/25(b)		888	774,780
VF Corp., 5.95%, 11/01/17(e)		5,000	5,000,000

			10,236,575
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp.(b):
5.88%, 6/15/21		615	644,076
7.13%, 6/15/24		747	824,501
8.35%, 7/15/46		2,355	3,051,777
Western Digital Corp.:
7.38%, 4/01/23(b)		1,199	1,312,905
10.50%, 4/01/24		584	685,324

			6,518,583
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 5.00%, 5/01/25		699	734,789
Springs Industries, Inc., 6.25%, 6/01/21		304	313,120
William Carter Co., 5.25%, 8/15/21		1,406	1,444,665

			2,492,574
Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b):
5.25%, 3/15/22		639	661,365
5.25%, 10/01/25		268	266,995

			928,360
Tobacco — 2.0%
Altria Group, Inc., 10.20%, 2/06/39(e)		13,392	23,163,140
BAT Capital Corp., 4.54%, 8/15/47(b)		5,000	5,146,318
Reynolds American, Inc.:
4.85%, 9/15/23		1,120	1,231,932
5.85%, 8/15/45		2,335	2,869,929

			32,411,319
Trading Companies & Distributors — 0.3%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, Series 2013-1(b):
Class A, 5.25%, 5/30/25		2,035	2,131,256
Class B, 6.13%, 11/30/21		1,823	1,882,555

			4,013,811
Transportation Infrastructure — 0.8%
CEVA Group PLC, (9.00% Cash or 3.00% PIK), 9.00%, 9/01/20(b)(j)		1,845	1,872,675
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.88%, 7/11/22(b)(e)		10,500	11,435,653

			13,308,328
Wireless Telecommunication Services — 1.6%
America Movil SAB de CV, 3.13%, 7/16/22		1,275	1,302,701
Crown Castle International Corp., 5.25%, 1/15/23		6,380	7,061,336
Crown Castle Towers LLC, 6.11%, 1/15/40(b)		4,555	4,846,432
Digicel Group Ltd., 7.13%, 4/01/22(b)		370	348,725
Digicel Ltd., 6.00%, 4/15/21(b)		1,285	1,264,003
SBA Communication Corp., 4.00%, 10/01/22(b)		1,045	1,060,675
SBA Communications Corp., 4.88%, 9/01/24		1,658	1,703,595

Security	Par (000)		Value
Wireless Telecommunication Services (continued)
Sprint Communications, Inc.(b):
9.00%, 11/15/18	USD	1,576	$1,672,530
7.00%, 3/01/20		389	422,065
Sprint Corp.:
7.13%, 6/15/24		3,020	3,264,439
7.63%, 2/15/25		195	213,769
T-Mobile USA, Inc., 6.84%, 4/28/23		645	680,475
Wind Tre SpA, 5.00%, 1/20/26(b)		1,320	1,328,564

			25,169,309

Total Corporate Bonds— 93.3%			1,491,088,803

Foreign Agency Obligations
Argentine Republic Government International Bond, 5.63%, 1/26/22		6,485	6,809,250
Brazilian Government International Bond, 5.00%, 1/27/45		6,525	6,038,126
Colombia Government International Bond, 5.63%, 2/26/44		4,000	4,456,000
Indonesia Government International Bond, 5.88%, 1/15/24(b)		4,400	5,051,772
Mexico Government International Bond:
4.75%, 3/08/44		5,800	5,782,600
4.60%, 2/10/48		5,000	4,892,500
Uruguay Government International Bond, 5.10%, 6/18/50		3,500	3,753,750

Total Foreign Agency Obligations — 2.3%			36,783,998

Municipal Bonds
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B, 6.85%, 1/01/38		5,000	5,438,650
Metropolitan Transportation Authority, RB, Build America Bonds, Series B-1, 6.55%, 11/15/31		10,000	13,102,400

Total Municipal Bonds — 1.1%			18,541,050

Preferred Securities

Capital Trusts
Auto Components — 0.2%
General Motors Financial Co., Inc., Series A, 5.75%(c)(g)		3,000	3,135,000

Banks — 5.5%
BNP Paribas SA(b)(f)(g):
6.75%		5,000	5,468,750
7.20%		5,000	5,834,400
7.38%		4,535	5,237,925
Capital One Financial Corp., Series E, 5.55%(f)(g)		5,000	5,243,750
Citigroup, Inc.(f)(g):
5.90%		2,210	2,370,468
Series P, 5.95%		7,000	7,658,770
Credit Suisse Group AG(b)(f)(g):
6.25%		7,255	7,935,156
7.50%		3,250	3,778,125
HSBC Capital Funding LP(b)(f)(g):
6.00%		1,550	1,646,875
10.18%		11,835	18,913,750
Macquarie Bank Ltd., 6.13%(b)(f)(g)		1,885	1,982,078
Nordea Bank AB, 6.13%(b)(f)(g)		5,540	6,045,525
U.S. Bancorp, Series J, 5.30%(f)(g)		10,415	11,430,462

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
Wells Fargo & Co.(f)(g):
Series K, 7.98%	USD	809	$825,423
Series S, 5.90%		281	308,131
Series U, 5.88%		2,655	2,968,290

			87,647,878
Capital Markets — 2.3%
Charles Schwab Corp., Series E, 4.63%(f)(g)		6,805	7,000,644
Goldman Sachs Group, Inc., Series L, 5.70%(f)(g)		2,950	3,045,875
Morgan Stanley, Series H, 5.45%(f)(g)		8,675	8,995,975
State Street Corp.:
2.32%, 6/15/47(a)		17,845	16,287,131
Series F, 5.25%(f)(g)		1,855	1,954,706

			37,284,331
Commercial Services & Supplies — 0.3%
AerCap Global Aviation Trust, 6.50%, 6/15/45(b)(f)		5,000	5,450,000

Consumer Finance — 0.3%
American Express Co., Series C, 4.90%(f)(g)		4,510	4,628,388

Diversified Financial Services — 4.4%
Bank of America Corp.(f)(g):
Series AA, 6.10%		6,630	7,400,737
Series K, 8.00%		2,420	2,450,250
Series U, 5.20%		5,785	6,030,863
Barclays PLC, 6.63%(f)(g)		7,385	7,717,325
Credit Agricole SA, 8.13%(b)(f)(g)		5,000	6,018,370
JPMorgan Chase & Co.(f)(g):
Series 1, 7.90%		3,650	3,743,075
Series Q, 5.15%		4,000	4,209,000
Series R, 6.00%		14,130	15,578,325
Series S, 6.75%		7,775	8,912,094
Royal Bank of Scotland Group PLC(f)(g):
8.00%		970	1,108,904
8.63%		5,135	5,814,874
Societe Generale SA, 7.38%(b)(f)(g)		1,980	2,182,950

			71,166,767
Electric Utilities — 0.5%
PPL Capital Funding, Inc., Series A, 4.00%, 3/30/67(f)		8,300	8,189,610

Industrial Conglomerates — 0.9%
General Electric Co., Series D, 5.00%(f)(g)		13,327	13,910,056

Insurance — 3.7%
ACE Capital Trust II, 9.70%, 4/01/30		7,000	10,570,000
Allstate Corp., (3 mo. LIBOR US + 2.94%), 5.75%, 8/15/53(f)		5,000	5,462,500
American International Group, Inc., 8.18%, 5/15/58(f)		3,755	5,125,575
Bank One Capital III, 8.75%, 9/01/30		2,000	2,956,160
Chubb Corp., 3.61%, 4/15/37(f)		7,400	7,363,000
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 4/01/27		5,000	5,663,120
Farmers Exchange Capital II, 6.15%, 11/01/53(b)(f)		4,890	5,559,588
Great-West Life & Annuity Insurance Capital LP II, 3.85%, 5/16/46(b)(f)		500	494,125
Hartford Financial Services Group, Inc., 8.13%, 6/15/38(f)		5,050	5,226,750
MetLife, Inc., 6.40%, 12/15/66		5,000	5,768,750
Principal Financial Group, Inc., 4.70%, 5/15/55(f)		5,000	5,139,000

			59,328,568
Media — 0.4%
NBCUniversal Enterprise, Inc., 5.25%(b)(g)		5,600	5,978,000

Security	Shares/Par (000)		Value
Oil, Gas & Consumable Fuels — 1.9%
Enbridge, Inc., Series 16-A, 6.00%, 1/15/77(f)	USD	5,880	$6,292,423
Enterprise Products Operating LLC(f):
4.09%, 6/01/67		2,500	2,456,250
5.02%, 8/01/66		9,325	9,313,344
TransCanada PipeLines Ltd., 3.53%, 5/15/67(f)		9,400	8,695,000
TransCanada Trust, 5.63%, 5/20/75(f)		2,755	2,934,901

			29,691,918
Real Estate Investment Trusts (REITs) — 0.6%
Sovereign Real Estate Investment Trust, 12.00%(b)(g)		7	8,750,000

Road & Rail — 0.4%
BNSF Funding Trust I, 6.61%, 12/15/55(f)		6,125	7,078,663

Total Capital Trusts — 21.4%			342,239,179

Preferred Stocks

Banks — 1.8%
Citigroup, Inc., Series K, 6.88%(f)(g)		488,320	14,107,565
Wells Fargo & Co., Series Q, 5.85%(f)(g)		550,500	14,995,620

			29,103,185
Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series J, 5.50%(f)(g)		162,450	4,361,782
SCE Trust III, Series H, 5.75%(f)(g)		31,650	851,069
State Street Corp., Series D, 5.90%(f)(g)		220,495	6,109,916

			11,322,767
Electric Utilities — 0.2%
Entergy Louisiana LLC, 5.25%(g)		90,000	2,259,000

Real Estate Investment Trusts (REITs) — 0.2%
Ventas Realty LP/Ventas Capital Corp., 5.45%(g)		75,000	1,896,750
Vornado Realty Trust, Series K, 5.70%(g)		50,000	1,272,000

			3,168,750
Wireless Telecommunication Services — 1.1%
Centaur Funding Corp., 9.08%(b)(g)		15,143	17,480,701

Total Preferred Stocks — 4.0%			63,334,403

Trust Preferred

Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 7.10%, 2/15/40(c)		300,141	7,773,605

Total Preferred Securities — 25.9%			413,347,187

U.S. Government Sponsored Agency Securities — 0.2%

Agency Obligations — 0.2%
Fannie Mae, 0.00%, 10/09/19(e)(k)	USD	3,945	3,804,151

U.S. Treasury Obligations — 1.5%
U.S. Treasury Bonds, 3.00%, 5/15/47(e)		23,650	24,244,022

Total Long-Term Investments — 128.8% (Cost — $1,911,979,190)			2,059,370,362

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.93%(l)(m)	9,139,477	$9,139,477

Total Short-Term Securities — 0.6% (Cost — $9,139,477)		9,139,477

Options Purchased — 0.1% (Cost — $1,143,668)		819,506

Total Investments — 129.5% (Cost — $1,922,262,335)		2,069,329,345
Liabilities in Excess of Other Assets — (29.5)%		(471,295,396)

Net Assets — 100.0%		$1,598,033,949

(a)	Floating rate security. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Perpetual security with no stated maturity date.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate as of period end.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Zero-coupon bond.
(l)	Annualized 7-day yield as of period end.

(m)	During the year ended October 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/16	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,872,272	(732,795)	9,139,477	$9,139,477	$109,523	$132	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	1.59%	1/18/17	Open	$1,898,800	$1,919,471	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.09	2/07/17	Open	3,757,000	3,784,158	U.S. Government Sponsored Agency Securities	Open/Demand
RBC Capital Markets LLC	1.59	2/13/17	Open	12,633,600	12,762,371	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	2/13/17	Open	5,842,100	5,901,647	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50	3/16/17	Open	8,300,000	8,373,144	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50	3/16/17	Open	5,397,425	5,444,990	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50	3/16/17	Open	3,079,844	3,106,985	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	4/06/17	Open	6,324,250	6,378,660	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	5,264,000	5,295,781	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	9,475,000	9,532,205	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	4,590,000	4,617,712	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	10,738,000	10,802,831	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	7,012,000	7,054,335	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	4,720,000	4,748,497	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	5,288,000	5,319,926	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	2,007,000	2,019,117	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	3,130,000	3,148,897	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	4,869,000	4,898,397	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	3,254,000	3,273,646	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	15,996,000	16,092,576	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	5,780,000	5,814,897	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	6/15/17	Open	6,088,000	6,124,756	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Suisse Securities (USA) LLC	1.50%	6/15/17	Open	$4,608,825	$4,635,326	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50	6/15/17	Open	5,392,406	5,423,413	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50	6/15/17	Open	5,002,938	5,031,704	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50	6/15/17	Open	3,086,875	3,104,625	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50	6/15/17	Open	3,805,939	3,827,823	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55	6/15/17	Open	6,340,438	6,378,110	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55	6/15/17	Open	3,172,031	3,190,878	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	4,040,000	4,063,553	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	4,058,925	4,082,589	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	14,910,000	14,996,925	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	3,551,512	3,572,218	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	9,220,000	9,273,753	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	7,710,000	7,754,949	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	7,672,875	7,717,608	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	3,727,812	3,749,546	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	5,600,000	5,632,648	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	12,360,000	12,432,059	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	17,613,000	17,715,684	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	6,480,000	6,517,778	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	7,873,250	7,919,151	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	3,483,000	3,503,306	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	22,532,040	22,663,402	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	4,907,375	4,935,985	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	6,012,500	6,047,553	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	4,181,125	4,205,501	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/21/17	Open	5,025,000	5,054,296	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	6/29/17	Open	8,853,688	8,901,512	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	7/11/17	Open	10,288,000	10,339,992	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	8/24/17	Open	4,765,312	4,779,624	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	8/24/17	Open	9,276,150	9,304,009	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	8/24/17	Open	5,405,437	5,421,671	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	8/24/17	Open	10,325,000	10,356,009	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	8/24/17	Open	18,600,000	18,655,862	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.06	9/20/17	Open	24,150,000	24,178,490	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets LLC	1.59	10/02/17	Open	13,380,000	13,397,728	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50	10/05/17	Open	13,437,500	13,452,617	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	(0.50)	10/05/17	Open	429,000	428,845	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	10/11/17	Open	10,867,500	10,877,580	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	10/19/17	Open	15,540,000	15,548,923	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.59	10/26/17	Open	12,330,000	12,333,267	Corporate Bonds	Open/Demand

Total				$475,459,472	$477,821,511

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(1,134)	12/19/17	$141,679	$1,448,776
Ultra Long U.S. Treasury Bond	(13)	12/19/17	2,142	36,172
2-Year U.S. Treasury Note	(368)	12/29/17	79,252	120,120
5-Year U.S. Treasury Note	(24)	12/29/17	2,813	3,158

Total				$1,608,226

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ)

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Expiration Date	Exercise Rate	Received by the Trust		Paid by the Trust		Notional Amount (000)		Value
				Rate	Frequency	Rate	Frequency
Put
30-Year Interest Rate Swap, 6/08/49	JPMorgan Chase Bank N.A.	6/06/19	3.50%	3-Month LIBOR	Quarterly	3.50%	Semi-annual	USD	22,700	$387,316
30-Year Interest Rate Swap, 6/08/49	Goldman Sachs Bank USA	6/06/19	3.50%	3-Month LIBOR	Quarterly	3.50%	Semi-annual	USD	25,330	432,190

										$819,506

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR	Quarterly	1.78%	Semi-annual	1/04/18	9/30/19	USD	100,370	$(102,806)	$424	$(103,230)

(a)	Forward swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	1.00%	Quarterly	Deutsche Bank AG	3/20/19	USD	16,700	$(202,032)	$(20,475)	$(181,557)
Prudential Financial, Inc.	1.00%	Quarterly	Citibank N.A.	6/20/21	USD	1,920	(47,393)	20,343	(67,736)
Prudential Financial, Inc.	1.00%	Quarterly	Goldman Sachs International	6/20/21	USD	1,155	(28,510)	13,016	(41,526)
Prudential Financial, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/21	USD	9,500	(234,498)	88,084	(322,582)

							$(512,433)	$100,968	$(613,401)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
MetLife, Inc.	1.00%	Quarterly	Deutsche Bank AG	3/20/18	A-	USD	3,025	$14,333	$(10,202)	$24,535
Bank of America Corp.	1.00%	Quarterly	Deutsche Bank AG	3/20/19	BBB+	USD	16,700	202,000	36,507	165,493
American Tower Corp.	1.00%	Quarterly	Morgan Stanley & Co. International PLC	6/20/21	BBB-	USD	10,000	(115,100)	(300,127)	185,027

								$101,233	$(273,822)	$375,055

(a)	Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ 424	$—	$ —	$(103,230)
OTC Derivatives	157,950	(330,804)	375,055	(613,401)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,608,226	$—	$1,608,226
Options purchased
Investments at value unaffiliated(b)	—	—	—	—	819,506	—	819,506
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	533,005	—	—	—	—	533,005

	$—	$533,005	$—	$—	$2,427,732	$—	$2,960,737

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Net unrealized depreciation(a)	$—	$—	$—	$—	$103,230	$—	$103,230
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	944,205	—	—	—	—	944,205

	$—	$944,205	$—	$—	$103,230	$—	$1,047,435

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,274,655	$—	$3,274,655
Options purchased(a)	—	—	—	(1,260,340)	7,788,289	—	6,527,949
Options written	—	—	—	—	527,246	—	527,246
Swaps	—	22,401	—	—	130,477	—	152,878

	$—	$22,401	$—	$(1,260,340)	$11,720,667	$—	$10,482,728

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(2,406,546)	$—	$(2,406,546)
Options purchased(a)	—	—	—	1,101,752	(428,459)	—	673,293
Options written	—	—	—	—	(272,253)	—	(272,253)
Swaps	—	(183,333)	—	—	(103,230)	—	(286,563)

	$—	$(183,333)	$—	$1,101,752	$(3,210,488)	$—	$(2,292,069)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$51,446,637
Average notional value of contracts — short	$150,527,578
Options:
Average value of option contracts purchased	$121,094
Average value of option contracts written	$50,781
Average notional value of swaption contracts purchased	$24,015,000
Average notional value of swaption contracts written	$77,900,000
Credit default swaps:
Average notional value-buy protection	$56,488,300
Average notional value-sell protection	$51,539,500
Interest rate swaps:
Average notional value-pays fixed rate	$23,125,000	(a)
Average notional value-receives fixed rate	$25,092,500

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$119,035		$3,250
Options	819,506	(a)	—
Swaps — Centrally cleared	—		16,477
Swaps — OTC(b)	533,005		944,205

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,471,546		$963,932
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	(119,035)		(19,727)

Total derivative assets and liabilities subject to an MNA	$1,352,511		$944,205

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets
Citibank N.A.	$20,343	$(20,343)	$—	$—	$—
Deutsche Bank AG	226,535	(212,234)	—	(14,301)	—
Goldman Sachs Bank USA	432,190	—	—	(432,190)	—
Goldman Sachs International	13,016	(13,016)	—	—	—
JPMorgan Chase Bank N.A.	475,400	(322,582)	—	(152,818)	—
Morgan Stanley & Co. International PLC	185,027	(185,027)	—	—	—

	$1,352,511	$(753,202)	$—	$(599,309)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	NetAmount of Derivative Liabilities (c)
Citibank N.A.	$67,736	$(20,343)	$—	$—	$47,393
Deutsche Bank AG	212,234	(212,234)	—	—	—
Goldman Sachs International	41,526	(13,016)	—	—	28,510
JPMorgan Chase Bank N.A.	322,582	(322,582)	—	—	—
Morgan Stanley & Co. International PLC	300,127	(185,027)	—	—	115,100

	$944,205	$(753,202)	$—	$—	$191,003

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2017	BlackRock Credit Allocation Income Trust (BTZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$64,061,151	$7,500,000	$71,561,151
Corporate Bonds	—	1,486,081,803	5,007,000	1,491,088,803
Foreign Agency Obligations	—	36,783,998	—	36,783,998
Municipal Bonds	—	18,541,050	—	18,541,050
Preferred Securities	45,853,702	359,719,880	—	405,573,582
Trust Preferred	7,773,605	—	—	7,773,605
U.S. Government Sponsored Agency Securities	—	3,804,151	—	3,804,151
U.S. Treasury Obligations	—	24,244,022	—	24,244,022
Short-Term Securities	9,139,477	—	—	9,139,477
Options Purchased:
Interest rate contracts	—	819,506	—	819,506

	$62,766,784	$1,994,055,561	$12,507,000	$2,069,329,345

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$375,055	$—	$375,055
Interest rate contracts	1,608,226	—	—	1,608,226
Liabilities:
Credit contracts	—	(613,401)	—	(613,401)
Interest rate contracts	—	(103,230)	—	(103,230)

	$1,608,226	$(341,576)	$—	$1,266,650

(a)	Derivative financial instruments are swaps and futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $477,821,511 are categorized as Level 2 within the disclosure hierarchy.

During the year ended October 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value

	Asset-Backed Securities	Corporate Bonds	Common Stocks	Total
Assets:
Opening Balance, as of October 31, 2016	$15,186,952	$5,113,500	$2,951	$20,303,403
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(a)	(9,683,592)	—	—	(9,683,592)
Accrued discounts/premiums	1,732	—	—	1,732
Net realized gain (loss)	89,513	—	(38,512)	51,001
Net change in unrealized appreciation (depreciation)(b)(c)	(94,605)	(106,500)	42,494	(158,611)
Purchases	7,500,000	—	—	7,500,000
Sales	(5,500,000)	—	(6,933)	(5,506,933)

Closing Balance, as of October 31, 2017	$7,500,000	$5,007,000	$—	$12,507,000

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2017(b)	$—	$(106,500)	$—	$(106,500)

(a)	As of October 31, 2016, the Trust used significant unobservable inputs in determining the value of certain investments. As October 31, 2017, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at October 31, 2017 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2017	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares/Par (000)	Value
Common Stocks(a)

Energy Equipment & Services — 0.1%
Ocean Rig UDW, Inc.		14,126	$378,294
Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.		9,191	4,596
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Corp.		11,672	151,152
Household Durables — 0.0%
Berkline Benchcraft Equity LLC(b)		6,155	—
Internet Software & Services — 0.0%
New Holdings LLC		365	125,925
Metals & Mining — 0.0%
Ameriforge Group, Inc.		832	33,280
Specialty Retail — 0.0%
Things Remembered, Inc.(b)		551,052	6

Total Common Stocks — 0.2%			693,253

Asset-Backed Securities

Asset-Backed Securities — 1.8%
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.70%), 4.06%, 10/15/28(c)(d)	USD	250	252,405
ALM XIV Ltd., Series 2014-14A, Class C, (3 mo. LIBOR US + 3.45%), 4.83%, 7/28/26(c)(d)		463	464,850
ALM XVII Ltd., Series 2015-17A, Class C1, (3 mo. LIBOR US + 4.15%), 5.51%, 1/15/28(c)(d)		250	253,208
AMMC CLO Ltd., Series 2014-15A, Class D, (3 mo. LIBOR US + 4.20%), 5.52%, 12/09/26(c)(d)		250	256,082
Ares XXXIII CLO Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.95%), 3.27%, 12/05/25(c)(d)		300	302,406
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class DR, (3 mo. LIBOR US + 3.60%), 4.96%, 10/15/26(c)(d)		500	501,056
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, 4.40%, 10/15/30(d)(e)		250	252,198
CIFC Funding Ltd., Series 2014-2A, Class A3LR, (3 mo. LIBOR US + 2.25%), 3.57%, 5/24/26(c)(d)		275	275,336
GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.20%), 3.56%, 4/20/29(c)(d)		250	250,152
Grippen Park CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.30%), 3.66%, 1/20/30(c)(d)		250	250,270
Highbridge Loan Management Ltd.(d):
Series 2013-2A, Class CR, 4.26%, 10/20/29(e)		250	250,000
Series 2015-7A, Class C, (3 mo. LIBOR US + 3.38%), 4.70%, 11/15/26(c)		250	251,031
LCM XVIII LP, Series 18A, Class INC, 8.10%, 4/20/27(c)(d)		750	443,524
Pinnacle Park CLO Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.65%), 4.01%, 4/15/26(c)(d)		250	250,136
Symphony CLO Ltd., Series 2016-17A, Class D, (3 mo. LIBOR US + 4.80%), 6.16%, 4/15/28(c)(d)		250	253,941
TCI-Cent CLO Ltd., Series 2016-1A, Class A2, (3 mo. LIBOR US + 2.20%), 3.52%, 12/21/29(c)(d)		250	252,274
Treman Park CLO LLC, Series 2015-1A, Class D, (3 mo. LIBOR US + 3.86%), 5.22%, 4/20/27(c)(d)		700	706,233
Voya CLO Ltd., Series 2013-3A, Class A2R, (3 mo. LIBOR US + 1.50%), 2.85%, 1/18/26(c)(d)		250	250,020
Webster Park CLO Ltd., Series 2015-1A(c)(d):
Class B1, (3 mo. LIBOR US + 3.10%), 4.41%, 1/20/27		250	250,285
Class C, (3 mo. LIBOR US + 4.05%), 5.36%, 1/20/27		250	252,584

Total Asset-Backed Securities — 1.8%			6,217,991

Security		Par (000)	Value
Corporate Bonds

Airlines — 0.5%
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18	USD	1,585	$1,607,959

Building Products — 0.1%
Beacon Escrow Corp., 4.88%, 11/01/25(d)		523	529,381

Capital Markets — 0.3%
Blackstone CQP Holdco LP(d):
6.50%, 3/20/21		941	949,422
6.00%, 8/18/21		153	152,457

			1,101,879
Chemicals — 0.4%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 2/01/25(d)		527	540,175
Momentive Performance Materials, Inc., 3.88%, 10/24/21		665	691,600

			1,231,775
Communications Equipment — 0.2%
Avaya, Inc., 7.00%, 4/01/19(a)(d)(f)		827	694,680

Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24(d)		200	219,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, (3 mo. LIBOR US + 3.50%), 4.86%, 7/15/21(c)(d)		2,330	2,376,600

			2,596,350
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23(d)		175	193,935

Diversified Telecommunication Services — 0.1%
Level 3 Financing, Inc., 6.13%, 1/15/21		337	343,780

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(a)(b)(d)(f)		654	—

Environmental, Maintenance, & Security Service — 0.1%
Tervita Escrow Corp., 7.63%, 12/01/21(d)		330	334,125

Health Care Providers & Services — 0.1%
CHS/Community Health Systems, Inc., 5.13%, 8/01/21		339	329,678
Envision Healthcare Corp., 6.25%, 12/01/24(d)		159	165,161

			494,839
Hotels, Restaurants & Leisure — 0.4%
1011778 BC ULC/New Red Finance, Inc., 5.00%, 10/15/25(d)		600	611,250
Scientific Games International, Inc., 7.00%, 1/01/22(d)		710	750,825

			1,362,075
Household Durables — 0.0%
Berkline Benchcraft LLC, 4.50%, 6/01/18(a)(b)(f)		400	—

Media — 1.3%
Altice Financing SA(d):
6.63%, 2/15/23		335	353,124
7.50%, 5/15/26		525	575,531
Altice US Finance I Corp., 5.50%, 5/15/26(d)		200	208,000
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		752	778,320
Series B, 7.63%, 3/15/20		335	334,581
CSC Holdings LLC, 10.88%, 10/15/25(d)		335	410,375

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
SFR Group SA(d):
6.00%, 5/15/22	USD	512	$533,760
7.38%, 5/01/26		1,130	1,214,750

			4,408,441
Metals & Mining — 1.4%
Constellium NV, 6.63%, 3/01/25(d)		250	259,375
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		1,238	1,238,000
3.88%, 3/15/23		375	368,906
Novelis Corp., 6.25%, 8/15/24(d)		895	944,225
Teck Resources Ltd., 3.75%, 2/01/23		1,875	1,892,588

			4,703,094
Oil, Gas & Consumable Fuels — 1.2%
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24		415	473,619
CONSOL Energy, Inc., 5.88%, 4/15/22		1,385	1,412,700
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21(d)		615	630,375
Halcon Resources Corp., 6.75%, 2/15/25(d)		175	178,937
MEG Energy Corp., 6.50%, 1/15/25(d)		774	770,130
NGPL PipeCo LLC(d):
4.38%, 8/15/22		365	375,494
4.88%, 8/15/27		260	269,100

			4,110,355
Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc., 5.50%, 11/01/25(d)		450	460,125

Software — 0.7%
Infor US, Inc., 6.50%, 5/15/22		720	750,600
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24(d)		879	1,002,060
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 2/01/23(d)		541	574,812

			2,327,472
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 7.00%, 8/15/20		200	215,440
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		44	48,861
			264,301

Total Corporate Bonds — 7.8%			26,764,566

Floating Rate Loan Interests

Aerospace & Defense — 2.5%
Accudyne Industries LLC, 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.08%, 8/02/24(g)		2,145	2,160,551
DAE Aviation Holdings, Inc., 2017 1st Lien Term Loan, 1.00%, 7/07/22(b)(h)		315	317,756
Engility Corp.(g):
Term Loan B1, (1 mo. LIBOR + 2.75%), 3.99%, 8/12/20		198	199,279
Term Loan B2, (3 mo. LIBOR + 3.25%), 4.49%, 8/12/23		354	358,051
GTCR Valor Companies, Inc., 2017 Term Loan B1, (3 mo. LIBOR + 4.25%), 5.58%, 6/16/23(g)		489	496,232
TransDigm, Inc.(g):
2015 Term Loan E, (3 mo. LIBOR + 3.00%), 4.27%, 5/14/22		496	498,208
2016 Extended Term Loan F, (1 mo. LIBOR + 3.00%), 4.27%, 6/09/23		3,915	3,930,140
Term Loan D, (3 mo. LIBOR + 3.00%), 4.33%, 6/04/21		694	697,541

			8,657,758

Security		Par (000)	Value
Air Freight & Logistics — 1.6%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2, (1 mo. LIBOR + 2.25%), 3.49%, 4/03/22(g)	USD	3,855	$3,884,168
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.50%), 6.50%, 3/19/21(b)(g)		447	428,979
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.88%, 3/19/21(g)		455	436,610
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.88%, 3/19/2(g)		81	77,667
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.88%, 3/19/21(g)		606	581,490

			5,408,914
Airlines — 0.0%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.23%), 2.68%, 9/10/18(b)(g)		145	142,769

Auto Components — 0.9%
Dayco Products LLC, 2017 Term Loan B, (3 mo. LIBOR + 5.00%), 6.32%, 5/19/23(b)(g)		638	641,592
FPC Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 5.33%, 11/19/19(g)		587	579,740
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.24%, 4/30/19(g)		374	375,737
GPX International Tire Corp., Term Loan(b)(f)(g):
12.25%, 12/31/49		274	—
PIK, 13.00%, 12/31/49(i)		5	—
International Car Wash Group Ltd., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.73%, 10/03/24(b)(g):		775	781,781
USI, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.00%), 4.31%, 5/16/24(g)		800	801,664

			3,180,514
Automobiles — 0.3%
CH Hold Corp.(g):
1st Lien Term Loan, (1 mo. LIBOR + 3.00% , 1.00% Floor), 4.24%, 2/01/24		791	797,635
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 8.49%, 2/01/25		150	153,187

			950,822
Banks — 0.3%
Redtop Acquisitions Ltd., USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.63%, 10/10/24(g)		1,005	1,007,764

Building Materials — 0.3%
Allied Universal HoldCo LLC, 2015 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor),5.08%, 7/28/22(g)		515	512,782
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%, 1.00% Floor),9.88%, 7/28/23(b)(g)		395	385,125

			897,907
Building Products — 1.5%
Continental Building Products LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 3.78%, 8/18/23(g)		681	685,082
CPG International Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.08%, 5/03/24(g)		1,195	1,206,029
Jeld-Wen, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.33%, 7/01/22(g)		1,087	1,095,306
Ply Gem Industries, Inc., Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.33%, 2/01/21(g)		557	563,016
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.59%, 12/19/23(g)		1,628	1,642,275

			5,191,708

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Capital Markets — 1.2%
Duff & Phelps Corporation, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.61%, 10/06/24(g)	USD	440	$444,127
FinCo I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 2.75%, 6/14/22(g)		900	912,825
Greenhill & Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.05%, 10/05/22(g)		971	974,641
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.00%), 3.33%, 3/27/23(g)		1,661	1,667,475

			3,999,068
Chemicals — 4.4%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.33%, 1/31/24(g)		628	632,617
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 3.33%, 6/01/24(g)		1,456	1,463,632
CeramTec Acquisition Corp., Term Loan B2, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.07%, 8/30/20(g)		69	68,877
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.49%, 5/16/24(g)		893	897,967
Chemours Company, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 3.75%, 5/12/22(g)		558	562,277
Cypress Performance, 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.58%, 10/26/24(b)(g)		640	644,800
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.83%, 6/28/24(g)		380	384,750
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 5.11%, 7/09/19(g)		181	164,881
H.B. Fuller Company, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.49%, 10/12/24(g)		1,440	1,447,805
Huntsman International LLC, Term Loan B2, (1 mo. LIBOR + 3.00%), 4.24%, 4/01/23(g)		503	505,248
MacDermid, Inc.(g):
Term Loan B6, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.24%, 6/07/23		863	867,790
USD Term Loan B7, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.74%, 6/07/20		1,271	1,281,128
OXEA Finance & Cy SCA, 2017 Term Loan, (3 mo. LIBOR + 3.50%), 4.88%, 10/11/24(g)		2,201	2,204,433
PQ Corp., 2017 Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.63%, 11/04/22(g)		846	856,363
Solenis International LP(g):
1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.57%, 7/31/21		913	916,872
2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.07%, 7/31/22		969	954,709
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.13%, 8/07/20(g)		254	253,909
Tronox Blocked Borrower LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.32%, 9/22/24(g)		274	275,772
Tronox Finance LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.32%, 9/22/24(g)		631	636,396

			15,020,226
Commercial Services & Supplies — 6.8%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.75%), 3.95%, 11/10/23(g)		2,008	2,025,247
Asurion LLC(g):
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.24%, 8/04/25		1,005	1,037,040
2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 3.99%, 8/04/22		1,215	1,223,704

Security		Par (000)	Value
Commercial Services & Supplies (continued)
Asurion LLC(g) (continued):
2017 Term Loan B5, (1 mo. LIBOR + 3.00%), 4.24%, 11/03/23	USD	2,189	$2,206,528
Camelot UK Holdco Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.74%, 10/03/23(g)		2,384	2,400,028
Casella Waste Systems, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 3.99%, 10/17/23(b)(g)		576	579,967
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.49%, 5/20/21(g)		2,240	2,259,639
Clean Harbors, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.24%, 6/27/24(g)		404	406,262
Creative Artists Agency LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.50%), 4.74%, 2/15/24(g)		1,270	1,283,104
Dealer Tire LLC, 2016 Term Loan B, (1 Week LIBOR + 3.75%, 1.00% Floor), 5.13%, 12/22/21(g)		633	637,823
Employbridge LLC, Exit Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.83%, 5/16/20(g)		228	217,501
Garda World Security Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.31%, 5/24/24(g)		567	571,092
Harland Clarke Holdings Corp., Term Loan B6, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.83%, 2/09/22(g)		681	681,245
KAR Auction Services, Inc.(g):
Term Loan B4, (3 mo. LIBOR + 2.25%), 3.63%, 3/11/21(b)		530	534,381
Term Loan B5, (3 mo. LIBOR + 2.50%), 3.88%, 3/09/23		833	839,150
Livingston International, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 5.58%, 4/18/19(g)		327	313,004
Packers Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor),4.73%, 12/02/21(b)(g)		903	912,290
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.99%, 5/02/22(g)		1,717	1,731,022
US Security Associates Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.33%, 7/14/23(g)		1,482	1,495,407
West Corporation, 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 10/10/24(g)		2,065	2,068,544

			23,422,978
Commercial Services & Supplies — 0.5%
Wrangler Buyer Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 4.24%, 9/27/24(g)		1,663	1,676,700

Communications Equipment — 1.3%
Avantor, Inc., 2017 1st Lien Term Loan, 1.00%, 9/07/24(g)(h)		1,718	1,726,899
Avaya, Inc.:
DIP Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 8.74%, 1/24/18(g)		35	35,069
Term Loan B7, 0.00%, 5/29/20(a)(f)		153	126,577
Colorado Buyer, Inc., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.31%, 5/01/24(g)		1,057	1,065,280
CommScope, Inc., Term Loan B5, (1 mo. LIBOR + 2.00%), 3.37%, 12/29/22(g)		435	436,752
Riverbed Technology, Inc., 2016 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.50%, 4/24/22(g)		527	504,354
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.74%, 6/20/24(g)		715	723,344

			4,618,275
Construction & Engineering — 1.6%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.61%, 6/21/24(g)		3,956	3,980,257

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Construction & Engineering (continued)
CNT Holdings III Corp., 2017 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.50%, 1/22/23(g)	USD	735	$720,118
Pike Corporation, Replacement Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.76%, 9/20/24(g)		334	339,378
USIC Holdings, Inc., 2017 Term Loan B, (6 mo. LIBOR + 3.50%, 1.00% Floor), 5.00%, 12/08/23(g)		569	573,312

			5,613,065
Construction Materials — 1.0%
Filtration Group Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.38%, 11/21/20(g)		2,135	2,149,697
GYP Holdings III Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.38%, 4/01/23(g)		1,363	1,374,502

			3,524,199
Containers & Packaging — 1.9%
Anchor Glass Container Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.02%, 12/07/23(g)		323	324,327
Berlin Packaging LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.53%, 10/01/21(g)		359	361,717
Berry Plastics Group, Inc., Term Loan M, (1 mo. LIBOR + 2.25%), 3.49%, 10/01/22(g)		3,103	3,115,730
BWAY Holding Co., 2017 Term Loan B, (2 mo. LIBOR + 3.25%), 4.60%, 4/03/24(g)		1,100	1,107,119
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.34%, 12/29/23(g)		726	731,231
Plastipak Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.02%, 10/04/24(g)		545	548,815
Proampac PG Borrower LLC, 2016 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.30%, 11/18/23(g)		303	305,158

			6,494,097
Distributors — 0.6%
American Builders & Contractors Supply Co., Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 3.74%, 10/31/23(g)		1,613	1,621,870
American Tire Distributors Holdings, Inc., 2015 Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.49%, 9/01/21(g)		566	568,484

			2,190,354
Diversified Consumer Services — 4.3%
AI Aqua Merger Sub, Inc., 2017 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.74%, 12/13/23(g)		1,290	1,294,295
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.49%, 7/12/24(g)		715	720,663
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (3 mo LIBOR + 2.25%, 0.75% Floor), 3.49%, 11/07/23(g)		2,000	2,010,707
Equian LLC(b)(g):
Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.08%, 5/20/24		245	247,994
Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.07%, 5/20/24		798	805,980
J.D. Power and Associates, 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.58%, 9/07/23(g)		862	868,438
Serta Simmons Bedding LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.83%, 11/08/23(g)		2,386	2,348,517
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 3.74%, 11/08/23(g)		2,556	2,566,549
Spin Holdco, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.99%, 11/14/22(g)		720	724,546

Security		Par (000)	Value
Diversified Consumer Services (continued)
Wand Intermediate I LP, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.33%, 9/17/21(g)	USD	786	$791,331
Weight Watchers International, Inc., Term Loan B2, (3 mo. LIBOR + 3.25%), 4.55%, 4/02/20(g)		2,289	2,265,713

			14,644,733
Diversified Financial Services — 1.3%
AlixPartners LLP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.08%, 4/04/24(g)		1,882	1,890,067
Diamond US Holding LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.58%, 4/06/24(b)(g)		585	589,422
Kingpin Intermediate Holdings LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.57%, 6/28/24(g)		957	964,188
Nomad Foods Europe Midco Ltd., Term Loan B, (1 mo. LIBOR + 2.75%), 3.99%, 5/15/24(g)		545	547,496
SAM Finance Luxembourg Sarl, Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.57%, 12/17/20(g)		361	362,428

			4,353,601
Diversified Telecommunication Services — 6.8%
CenturyLink, Inc., 2017 Term Loan B, 2.75%, 1/31/25		8,105	7,996,960
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.25%, 10/04/23(g)		257	252,530
Frontier Communications Corp., 2017 Term Loan B1, (1 mo. LIBOR + 3.75%), 4.99%, 6/15/24(g)		1,084	1,030,643
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.24%, 5/16/24(g)		928	930,384
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.49%, 2/22/24(g)		4,291	4,305,547
Lumos Networks Operating Co.(h):
1st Lien Term Loan B, 1.00%, 10/16/24		601	604,127
MTN Topco Term Loan, 1.00%, 10/16/24		589	589,090
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 3.75%, 2/02/24(g)		1,776	1,781,989
Telenet International Finance Sarl, Term Loan AI, (1 mo. LIBOR + 2.75%), 3.99%, 6/30/25(g)		3,715	3,729,451
Telesat Canada, Term Loan B4, (2 mo. LIBOR + 3.00%), 4.32%, 11/17/23(g)		698	701,338
Virgin Media Investment Holdings Ltd., GBP Term Loan J, (1 mo. LIBOR + 3.50%), 3.80%, 1/31/26(g)	GBP	1,101	1,466,675

			23,388,734
Electric Utilities — 2.7%
Energy Future Intermediate Holding Co. LLC, 2017 DIP Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.24%, 6/30/18(g)	USD	6,505	6,545,656
PrimeLine Utility Services LLC, Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.88%, 11/12/22(g)		840	844,044
TEX Operations Co. LLC(g):
Exit Term Loan B, (1 mo. LIBOR + 2.75%), 4.01%, 8/04/23		1,258	1,261,135
Exit Term Loan C, (3 mo. LIBOR + 2.75%), 4.08%, 8/04/23		288	288,740
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/17(a)(b)(f)		1,050	—
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.75%), 4.01%, 12/14/23(g)		227	228,198

			9,167,773
Electrical Equipment — 0.7%
Gates Global LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.58%, 4/01/24(g)		2,463	2,479,000

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Energy Equipment & Services — 0.9%
Exgen Texas Power LLC, Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor),6.08%, 9/16/21(g)	USD	524	$328,918
Gavilan Resources LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor),7.24%, 3/01/24(g)		1,567	1,516,072
Ocean Rig UDW Inc., Term Loan, 8.00%, 9/20/24		81	81,738
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor),4.33%, 2/21/21(g)		403	305,975
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.30%), 3.55%, 7/13/20(g)		816	793,044

			3,025,747
Food & Staples Retailing — 1.8%
BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.99%, 2/03/24(g)		1,144	1,114,568
Rite Aid Corp.(g):
2nd Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor),6.00%, 8/21/20		681	684,710
2nd Lien Term Loan, (1 mo. LIBOR + 3.87%, 1.00% Floor),5.13%, 6/21/21		1,629	1,631,416
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.75%), 4.00%, 6/27/23(g)		2,557	2,576,392

			6,007,086
Food Products — 3.8%
Albertsons, LLC, 2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 3.99%, 8/25/21(g)		1,238	1,199,461
Chobani, LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor),4.74%, 10/07/23(g)		1,526	1,543,359
Dole Food Co., Inc., 2017 Term Loan B, (2 mo. LIBOR + 2.75%, 1.00% Floor),4.01%, 4/06/24(g)		646	648,360
Hostess Brands LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 3.74%, 8/03/22(g)		1,688	1,696,568
JBS USA LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 3.74%, 10/30/22(g)		2,278	2,228,235
Pinnacle Foods Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.23%, 2/02/24(g)		1,608	1,615,889
Reddy Ice Corp.(g):
1st Lien Term Loan, (PRIME + 4.50%), 6.88%, 5/01/19		960	942,883
2nd Lien Term Loan, (3 mo. LIBOR + 9.50%), 10.85%, 11/01/19(b)		328	308,320
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 3.99%, 2/05/23(g)		1,707	1,716,907
TriMark USA LLC:
2017 1st Lien Term Loan, (2 mo. LIBOR + 3.50%), 4.88%, 9/13/24(g)		1,221	1,233,403
Delayed Draw Term Loan, 1.00%, 9/13/24(h)		41	41,192

			13,174,577
Health Care Equipment & Supplies — 3.3%
Cotiviti Corp., Term Loan B, (3 mo. LIBOR + 2.50%), 3.84%, 9/28/23(g)		1,039	1,041,213
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.54%, 6/08/20(g)		3,459	3,460,180
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00%, 1.00% Floor), 6.31%, 6/15/21(g)		2,205	2,245,350
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 4.08%, 9/24/24(g)		1,027	1,028,993
National Vision, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.24%, 3/12/21(g)		1,471	1,477,167
Ortho-Clinical Diagnostics SA, Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.08%, 6/30/21(g)		2,055	2,064,447

			11,317,350

Security		Par (000)	Value
Health Care Providers & Services — 6.4%
Acadia Healthcare Co., Inc.(g):
Term Loan B1, (1 mo. LIBOR + 2.75%), 3.99%, 2/11/22	USD	286	$287,525
Tranche B-2 Term Loan, (1 mo. LIBOR + 2.75%), 3.99%, 2/16/23		1,302	1,307,918
Air Medical Group Holdings, Inc., 2017 Term Loan B2, 1.00%, 9/07/24(h)		1,095	1,099,796
Auris Luxembourg III Sarl, 2017 Term Loan B7, (3 mo. LIBOR + 3.00%, 1.00% Floor),4.33%, 1/17/22(g)		1,494	1,508,378
CHG Healthcare Services, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.63%, 6/07/23(g)		2,078	2,096,535
Community Health Systems, Inc.(g):
Term Loan G, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.07%, 12/31/19		300	292,853
Term Loan H, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.32%, 1/27/21		5	5,331
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.31%, 2/07/22(g)		490	490,509
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 3.99%, 6/24/21(g)		797	802,525
DuPage Medical Group, Ltd.(g):
1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.32%, 8/15/24(b)		700	703,500
2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 8.32%, 8/15/25		245	245,919
Envision Healthcare Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.00%), 4.25%, 12/01/23(g)		3,410	3,422,725
Explorer Holdings, Inc., 2016 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.13%, 5/02/23(g)		663	668,296
HC Group Holdings III, Inc., Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.32%, 4/07/22(b)(g)		878	888,487
HCA, Inc., Term Loan B9, (1 mo. LIBOR + 2.00%), 3.24%, 3/17/23(g)		1,674	1,681,560
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.33%, 6/07/23(g)		1,537	1,550,860
National Mentor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 4.33%, 1/31/21(g)		294	295,841
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.74%, 10/20/22(g)		996	1,001,887
NVA Holdings, Inc., 1st Lien Term Loan B2, (3 mo. LIBOR + 3.50%), 4.83%, 8/14/21(g)		1,067	1,075,979
Surgery Center Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.50%, 9/02/24(g)		190	188,132
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.99%, 2/06/24(g)		775	768,060
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.74%, 2/13/23(g)		1,092	1,099,066
WP CityMD Bidco LLC, 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.33%, 6/07/24(g)		580	582,900

			22,064,582
Health Care Technology — 1.6%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.99%, 3/01/24(g)		3,413	3,431,289
Press Ganey Holdings, Inc.(g):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.24%, 10/23/23		983	990,008
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 7.74%, 10/21/24		209	211,339

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Technology (continued)
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.33%, 3/07/24(g)	USD	682	$686,958

			5,319,594
Hotels, Restaurants & Leisure — 7.3%
Amaya Holdings BV(g):
2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.33%, 8/01/22(b)		273	276,562
Repriced Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.83%, 8/01/21		1,621	1,631,506
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.50%), 3.70%, 9/15/23(g)		1,201	1,208,084
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.32%, 8/15/20(g)		1,330	1,338,779
Burger King Newco Unlimited Liability Co., Term Loan B3, (3 mo. LIBOR + 2.25%, 1.00% Floor), 3.53%, 2/16/24(g)		3,434	3,437,700
Caesars Entertainment Resort Properties LLC, Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.74%, 10/11/20(g)		4,862	4,864,928
Caesars Growth Properties Holdings LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.24%, 5/08/21(g)		1,240	1,240,378
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 1.00%, 9/27/24(h)		1,648	1,658,003
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 3.99%, 8/08/21(g)		808	813,175
CEC Entertainment, Inc., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.24%, 2/14/21(g)		444	441,937
Cyan Blue Holdco 3 Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.50%), 4.83%, 7/26/24(g)		794	797,321
ESH Hospitality, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 3.74%, 8/30/23(g)		1,980	1,991,304
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.50%), 3.74%, 11/30/23(g)		139	139,871
Gateway Casinos & Entertainment Ltd., Term Loan B1, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.08%, 2/22/23(g)		185	187,075
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 2.00%), 3.24%, 10/25/23(g)		1,109	1,115,515
La Quinta Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.11%, 4/14/21(g)		502	503,687
Scientific Games International, Inc., 2017 Term Loan B4, (2 mo. LIBOR + 3.25%), 4.52%, 8/14/24(g)		2,400	2,426,854
Yum! Brands, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.00%), 3.24%, 6/16/23(g)		891	896,368

			24,969,047
Household Durables — 0.4%
Serta Simmons Bedding LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.31%, 11/08/24(g)		1,296	1,224,544

Household Products — 1.1%
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 4.32%, 9/06/24(g)		1,422	1,427,588
Spectrum Brands, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.29%, 6/23/22(g)		2,352	2,366,542

			3,794,130
Independent Power and Renewable Electricity Producers — 3.2%
AES Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.32%, 5/24/22(g)		652	652,813
Aria Energy Operating LLC, Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.74%, 5/27/22(g)		674	676,092

Security		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
Calpine Construction Finance Co., LP, Original Term Loan B1, (1 mo. LIBOR + 2.25%), 3.50%, 5/03/20(g)	USD	636	$636,110
Calpine Corp.(g):
Term Loan B5, (3 mo. LIBOR + 2.75%), 4.09%, 1/15/24		684	687,356
Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor),4.09%, 1/15/23		1,297	1,302,736
Term Loan B7, (3 mo. LIBOR + 2.75%), 4.09%, 5/31/23		470	471,561
Dynegy, Inc., 2017 Term Loan C, (1 mo. LIBOR + 3.25%, 1.00% Floor),4.49%, 2/07/24(g)		1,944	1,954,930
Granite Acquisition, Inc.(g):
Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.34%, 12/19/21		2,017	2,039,209
Term Loan C, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.33%, 12/19/21		91	92,186
Nautilus Power LLC, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor),5.74%, 5/16/24(g)		1,606	1,609,492
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.49%, 12/09/21(b)(g)		788	709,334

			10,831,819
Industrial Conglomerates — 0.8%
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.69%, 11/30/23(g)		1,805	1,817,126
Sequa Corp., 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.87%, 11/28/21(g)		917	924,298

			2,741,424
Insurance — 2.4%
Alliant Holdings I, Inc., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor),4.49%, 8/12/22(g)		1,704	1,714,842
AmWINS Group, Inc.(g):
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 7.99%, 1/25/25		505	513,837
2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.99%, 1/25/24		1,146	1,150,499
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 4.74%, 10/22/24(g)		606	612,801
Hub International Ltd., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.31%, 10/02/20(g)		887	893,292
Sedgwick Claims Management Services, Inc.(g):
1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.99%, 3/01/21		1,134	1,138,841
2016 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.58%, 3/01/21		523	526,908
2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 1.00% Floor), 6.99%, 2/28/22		1,230	1,240,762
Stratose Intermediate Holdings II, LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.49%, 6/22/23(g)		449	452,242

			8,244,024
Internet & Direct Marketing Retail — 0.3%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.25%), 4.49%, 8/18/23(g)		908	912,764

Internet Software & Services — 1.9%
Go Daddy Operating Co. LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 3.74%, 2/15/24(g)		2,311	2,322,314
GTT Communications, Inc., 2017 Add on Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.50%, 1/09/24(g)		221	222,711

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Internet Software & Services (continued)
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 4.77%, 5/01/24(g)	USD	649	$649,996
Rackspace Hosting, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.31%, 11/03/23(g)		1,487	1,486,433
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor),4.99%, 5/06/24(g)		953	962,139
WaveDivision Holdings LLC, Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.13%, 10/15/19(g)		887	887,148

			6,530,741
IT Services — 8.4%
Cologix, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.46%, 3/20/24(g)		1,080	1,080,029
First Data Corp.(g):
2017 Term Loan, (1 mo. LIBOR + 2.50%), 3.74%, 4/26/24		6,296	6,321,005
2022 Term Loan, (1 mo. LIBOR + 2.25%), 3.49%, 7/08/22		512	513,487
Term Loan A, (1 mo. LIBOR + 2.00%), 3.24%, 6/02/20		383	384,859
IG Investment Holdings LLC, 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.33%, 10/31/21(g)		1,681	1,698,549
NeuStar, Inc.(g):
Term Loan B1, (3 mo. LIBOR + 3.25%), 4.56%, 1/08/20		144	145,173
Term Loan B2, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.06%, 8/08/24		476	480,166
Optiv Security, Inc.(g):
1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.56%, 2/01/24		2,265	2,132,982
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.56%, 2/01/25		699	643,575
Peak 10, Inc.(g):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.81%, 8/01/24		840	843,679
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.56%, 8/01/25		995	1,019,875
Sabre GLBL Inc., Incremental Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor),3.49%, 2/22/24(g)		1,570	1,576,523
TKC Holdings, Inc.(g):
2017 2nd Lien Term Loan, (2 mo. LIBOR + 8.00%, 1.00% Floor), 9.27%, 2/01/24		811	815,728
2017 Term Loan, (2 mo. LIBOR + 4.25%, 1.00% Floor), 5.52%, 2/01/23		1,398	1,411,955
Trans Union LLC, Term Loan B3, (1 mo. LIBOR + 2.00%), 3.24%, 4/10/23(g)		3,830	3,840,463
Vantiv LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.24%, 10/14/23(g)		670	674,245
VF Holding Corp., Reprice Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor),4.49%, 6/30/23(g)		2,935	2,953,696
WEX, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.75%), 3.99%, 6/30/23(g)		2,301	2,325,126

			28,861,115
Leisure Products — 0.1%
MND Holdings III Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.83%, 6/19/24(b)(g)		494	499,935

Life Sciences Tools & Services — 1.0%
Albany Molecular Research, Inc.(g):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.58%, 8/30/24		1,221	1,229,401
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.33%, 8/30/25		560	569,100

Security		Par (000)	Value
Life Sciences Tools & Services (continued)
Parexel International Corporation, Term Loan B, (3 mo. LIBOR + 3.00%), 4.24%, 9/27/24(g)	USD	1,497	$1,510,368

			3,308,869

Machinery — 2.6%
Clark Equipment Co., 2017 Term Loan B, (3 mo. LIBOR + 2.75%), 4.08%, 5/18/24(g)		746	751,287
Columbus McKinnon Corp., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor),4.33%, 1/31/24(b)(g)		129	130,311
Faenza Acquisition GmbH(g):
Term Loan B1, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.07%, 8/30/20		555	554,503
Term Loan B3, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.07%, 8/30/20		168	168,170
Gardner Denver, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.75%), 4.08%, 7/30/24(g)		1,473	1,480,886
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 4.74%, 8/05/24(g)		1,006	1,014,702
Infiltrator Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.33%, 5/27/22(g)		1,203	1,208,968
Mueller Water Products, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 3.77%, 11/25/21(g)		486	489,063
Navistar International Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 8/07/20(g)		581	580,594
Rexnord LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.09%, 8/21/23(g)		1,326	1,333,405
Signode Industrial Group US, Inc., Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.04%, 5/04/21(b)(g)		516	520,915
Tecomet, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.06%, 5/02/24(g)		594	594,628

			8,827,432
Media — 13.2%
Altice Financing SA:
2017 Term Loan B, (3 mo. LIBOR + 2.75%), 4.11%, 7/15/25(g)		532	531,877
USD 2017 1st Lien Term Loan, 1.00%, 1/05/26(h)		915	915,000
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.25%), 3.49%, 7/28/25(g)		3,990	3,983,177
CBS Radio, Inc., Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.74%, 10/17/23(g)		606	609,896
Charter Communications Operating LLC, 2016 Term Loan I Add, (1 mo. LIBOR + 2.25%), 3.50%, 1/15/24(g)		3,911	3,938,371
CSC Holdings LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 3.49%, 7/17/25(g)		2,611	2,606,798
DHX Media Ltd., Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.99%, 12/29/23(g)		484	483,788
Entercom Radio LLC, 2016 Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.73%, 11/01/23(g)		324	324,903
Getty Images, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.83%, 10/18/19(g)		353	308,067
Gray Television, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 3.74%, 2/07/24(g)		397	399,978
Hemisphere Media Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%), 4.74%, 2/08/24(g)		971	922,263
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.24%, 5/31/21(g)		532	506,328
iHeartCommunications, Inc.(g):
Extended Term Loan E, (3 mo. LIBOR + 7.50%), 8.83%, 7/30/19		315	235,686

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
iHeartCommunications, Inc.(g) (continued):
Term Loan D, (3 mo. LIBOR + 6.75%), 8.08%, 1/30/19	USD	3,806	$2,844,900
Intelsat Jackson Holdings SA, Term Loan B2, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.07%, 6/30/19(g)		4,227	4,212,140
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.50%, 12/01/23(g)		1,111	1,116,655
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.86%, 1/07/22(g)		678	627,577
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 3.50%, 10/31/23(g)		293	294,120
Mediacom Illinois LLC, Term Loan K, (1 Week LIBOR + 2.25%), 3.46%, 2/15/24(g)		494	494,576
Mission Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.50%), 3.74%, 1/17/24(g)		253	254,841
Nexstar Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.50%), 3.74%, 1/17/24(g)		2,019	2,029,727
Numericable Group SA, USD Term Loan B12, (3 mo. LIBOR + 3.00%), 4.35%, 1/05/26(g)		1,705	1,705,392
PSAV Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor),4.83%, 4/27/24(g)		1,132	1,139,239
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.24%, 2/01/24(g)		632	624,540
SBA Senior Finance II LLC, Term Loan B1, (1 mo. LIBOR + 2.25%), 3.50%, 3/24/21(g)		2,655	2,665,330
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 3.50%, 1/03/24(g)		629	630,704
Trader Corp., 2017 Term Loan B, (3 mo LIBOR + 3.25%, 1.00% Floor),4.58%, 9/28/23(g)		960	961,375
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 4.24%, 1/27/24(g)		2,255	2,258,383
Unitymedia Finance LLC, Term Loan B, (1 mo. LIBOR + 2.25%), 3.49%, 9/30/25(g)		1,245	1,243,942
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor),3.99%, 3/15/24(g)		1,223	1,218,720
Virgin Media Bristol LLC, Term Loan I, (1 mo. LIBOR + 2.75%), 3.99%, 1/31/25(g)		2,415	2,424,056
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.64%, 5/06/21(g)		149	149,768
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 3.74%, 4/15/25(g)		2,585	2,590,661

			45,252,778
Metals & Mining — 0.1%
WireCo WorldGroup, Inc., 2016 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.82%, 9/30/23(g)		455	456,539

Multiline Retail — 0.6%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.24%, 8/04/24(g)		605	606,137
Hudson’s Bay Co., 2015 Term Loan B, (2 mo. LIBOR + 3.25%, 1.00% Floor), 4.52%, 9/30/22(g)		1,360	1,323,053

			1,929,190
Oil, Gas & Consumable Fuels — 4.1%
BCP Raptor LLC, Term Loan B, (1 Week LIBOR + 4.25%, 1.00% Floor), 5.52%, 6/24/24(g)		1,082	1,093,446
BCP Renaissance Parent LLC, 2017 Term Loan B, (1 mo LIBOR + 4.00%, 1.00% Floor), 5.38%, 9/19/24(g)		1,300	1,314,222

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
California Resources Corp.(g):
Second Out Term Loan, (1 mo. LIBOR + 10.37%), 11.61%, 12/31/21	USD	1,328	$1,421,499
Term Loan A, (1 mo. LIBOR + 3.00%), 4.24%, 10/01/19		1,376	1,321,187
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.81%, 8/23/21(g)		1,292	1,384,630
CITGO Holding, Inc., 2015 Term Loan B, (3 mo. LIBOR + 8.50%, 1.00% Floor), 9.84%, 5/12/18(g)		646	659,549
CONSOL Energy, Inc., 1st Lien Term Loan B, 1.00%, 10/26/22(b)(h)		405	402,846
EWT Holdings III Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.08%, 1/15/21(g)		1,011	1,018,258
MEG Energy Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.83%, 12/31/23(g)		1,401	1,404,158
Moxie Patriot LLC, Term Loan B1, (3 mo. LIBOR + 5.75%), 7.08%, 12/19/20(b)(g)		210	197,698
PowerTeam Services LLC (g):
1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.58%, 5/06/20(b)		303	303,926
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.58%, 11/06/20		285	283,575
Ultra Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.31%, 4/12/24(g)		887	886,778
Veresen Midstream LP, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.74%, 3/31/22(g)		1,668	1,681,645
Vine Oil & Gas LP, Term Loan B, (3 mo. LIBOR + 6.88%, 1.00% Floor), 8.12%, 12/12/21(g)		740	727,050

			14,100,467
Personal Products — 1.4%
Alphabet Holding Company, Inc.(g):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.83%, 9/26/24		2,370	2,304,825
2017 2nd Lien Term Loan, (1 Week LIBOR + 7.75%, 1.00% Floor), 9.08%, 9/26/25		1,075	1,046,781
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.75%), 3.99%, 1/26/24(g)		1,164	1,170,286
Revlon Consumer Products Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.50%), 4.74%, 9/07/23(g)		298	257,054

			4,778,946
Pharmaceuticals — 3.3%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 5.50%, 4/16/21(b)(g)		1,535	1,541,058
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 3.45%, 1/31/25(g)		3,493	3,503,521
Jaguar Holding Co. II, 2017 Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.04%, 8/18/22(g)		3,886	3,906,429
Valeant Pharmaceuticals International, Inc., Series F1 Term Loan B, (1 mo. LIBOR + 4.75%), 5.99%, 4/01/22(g)		2,367	2,418,800

			11,369,808
Professional Services — 1.3%
Advantage Sales & Marketing, Inc., 2014 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.63%, 7/23/21(g)		1,071	1,012,169
Cast and Crew Payroll LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%), 4.33%, 9/26/24(g)		1,232	1,239,854
Information Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.62%, 1/18/24(g)		478	482,577

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Professional Services (continued)
SIRVA Worldwide, Inc., 2016 Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.83%, 11/14/22(b)(g)	USD	500	$505,222
Sterling Infosystems, Inc., 1st Lien Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.84%, 6/20/22(g)		1,173	1,175,877

			4,415,699
Real Estate Investment Trusts (REITs) — 1.2%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.25%, 3/24/24(g)		471	471,557
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.25%), 3.49%, 4/25/23(g)		2,838	2,853,240
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.56%, 5/11/24(g)		836	841,550

			4,166,347
Real Estate Management & Development — 1.5%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 3.74%, 4/18/24(g)		2,215	2,224,316
DTZ US Borrower LLC, 2015 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor),4.59%, 11/04/21(g)		841	845,932
Realogy Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.49%, 7/20/22(g)		1,403	1,410,434
Realogy Corporation, Term Loan A, (1 mo. LIBOR + 2.00%), 3.24%, 10/23/20(g)		638	636,798

			5,117,480
Road & Rail — 0.2%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.74%, 6/13/23(g)		762	765,730

Semiconductors & Semiconductor Equipment — 0.6%
Cavium, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%, 0.75% Floor), 3.49%, 8/16/22(b)(g)		502	503,544
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 3.74%, 5/12/24(b)(g)		234	234,700
Microsemi Corp., 2015 Term Loan B, (1 mo. LIBOR + 2.25%), 3.49%, 1/15/23(g)		237	238,361
ON Semiconductor Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.49%, 3/31/23(g)		444	445,826
Versum Materials, Inc., Term Loan, (3 mo. LIBOR + 2.50%), 3.83%, 9/29/23(g)		584	587,202

			2,009,633
Software — 12.6%
Almonde, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.57%, 6/13/25(g)		337	333,724
Applied Systems, Inc.(g):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.57%, 9/19/24		1,286	1,301,572
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.32%, 9/19/25		302	310,546
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.59%, 12/20/22(g)		677	684,638
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 9/10/22(g)		2,216	2,230,664
Cypress Intermediate Holdings, Inc.(g):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.25%, 4/27/24		564	566,567
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 7.99%, 4/27/25		496	509,332
Dell Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.25%, 9/07/23(g)		1,539	1,542,259
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.75%), 5.07%, 5/28/24(g)		1,344	1,354,416

Security		Par (000)	Value
Software (continued)
DTI Holdco, Inc., 2016 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.63%, 9/30/23(g)	USD	892	$874,245
Hyland Software, Inc.(g):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.49%, 7/01/22		894	902,447
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.24%, 7/07/25		260	265,200
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.08%, 2/01/22(g)		2,287	2,289,467
Informatica Corp., Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.83%, 8/05/22(g)		2,028	2,031,831
IPS Corp., 2016 1st Lien Term Loan, (1 mo. LIBOR + 5.25%, 1.00% Floor), 6.49%, 12/20/23(b)(g)		392	395,958
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.34%, 4/01/21(g)		793	790,022
Kronos, Inc.(g):
2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.81%, 11/01/23		2,814	2,832,569
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 9.56%, 11/01/24		1,045	1,074,553
LANDesk Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.50%, 1/20/24(g)		244	237,747
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.75%), 3.99%, 6/21/24(g)		160	160,884
McAfee, LLC, 2017 USD Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.83%, 9/30/24(g)		1,070	1,076,495
Misys Europe SA, 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.82%, 6/13/24(g)		1,509	1,503,359
Mitchell International, Inc.(g):
1st Lien Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 4.88%, 10/13/20		1,297	1,308,707
2nd Lien Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.88%, 10/11/21		1,000	1,005,750
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.04%, 4/26/24(g)		1,867	1,823,883
Project Leopard Holdings, Inc., Term Loan B, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.83%, 7/07/23(b)(g)		535	541,019
Seattle Spinco, Inc., Term Loan B3, (3 mo. LIBOR + 2.75%), 3.99%, 6/21/24(g)		1,083	1,086,487
SolarWinds Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.74%, 2/05/23(g)		1,975	1,987,143
Solera LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.49%, 3/03/23(g)		2,451	2,469,117
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.58%, 9/30/22(g)		2,233	2,228,402
SS&C Technologies, Inc.(g):
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 3.49%, 7/08/22		2,680	2,694,490
2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 3.49%, 7/08/22		129	129,675
Synchronoss Technologies, Inc., Term Loan, (1 mo. LIBOR + 4.50%), 5.74%, 1/19/24(g)		459	458,083
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 4.24%, 5/01/24(g)		2,045	2,050,846
Tibco Software Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.75%, 12/04/20(g)		1,488	1,496,089
Veritas Bermuda Ltd., USD Repriced Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.83%, 1/27/23(g)		751	756,900

			43,305,086
Specialty Retail — 2.2%
Academy Ltd., 2015 Term Loan B, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.26%, 7/01/22(g)		440	323,520

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Specialty Retail (continued)
Belron SA, Term Loan B, (3 mo. LIBOR + 2.50%), 3.89%, 10/26/24	USD	765	$769,781
Leslie’s Poolmart, Inc., 2016 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.06%, 8/16/23(g)		1,274	1,270,725
Michaels Stores, Inc., 2016 Term Loan B1, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.99%, 1/30/23(g)		1,231	1,231,643
Party City Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 3.00%), 4.43%, 8/19/22(g)		1,198	1,201,022
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.38%, 1/26/23(g)		1,032	842,045
PetSmart, Inc., Term Loan B2, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.24%, 3/11/22(g)		112	95,409
Staples, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.31%, 9/12/24(g)		1,001	940,690
Things Remembered, Inc., 2016 Term Loan, (PIK + 11.00%), 6.00%, 2/29/20(b)(g)(i)		627	—
TruGreen Limited Partnership, 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 4/13/23(b)(g)		714	724,406

			7,399,241
Technology Hardware, Storage & Peripherals — 0.3%
Western Digital Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 3.99%, 4/29/23(g)		901	903,977

Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.58%, 8/12/22(b)(g)		1,478	1,489,201

Trading Companies & Distributors — 2.0%
cRoofing Supply, Inc.(g):
2017 Term Loan B, (3 mo. LIBOR + 2.25%), 1.00%, 8/23/24		1,981	1,993,381
Term Loan B, (1 mo. LIBOR + 2.75%), 3.99%, 10/01/22		858	862,879
HD Supply Waterworks Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.46%, 8/01/24(g)		1,710	1,720,688
HD Supply, Inc.(g):
Term Loan B1, (3 mo. LIBOR + 2.25%), 3.58%, 8/13/21		1,465	1,477,185
Term Loan B2, (3 mo. LIBOR + 2.50%), 3.83%, 10/17/23		620	626,906
Nexeo Solutions LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.75%), 5.09%, 6/09/23(g)		153	154,408

			6,835,447
Transportation — 0.1%
Gruden Acquisition, Inc., 2017 Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.83%, 8/18/22(g)		482	477,904

Wireless Telecommunication Services — 3.6%
GEO Group, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.57%, 3/22/24(g)		1,494	1,492,868
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 0.00%, 12/07/20(a)(f)(i)		4,045	3,877,201
LTS Buyer LLC, 1st Lien Term Loan, (PRIME + 2.25%), 6.50%, 4/13/20(g)		3,297	3,302,956
VICI Properties 1 LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.50%), 4.75%, 10/14/22(g)		3,707	3,709,812

			12,382,837

Total Floating Rate Loan Interests — 138.5%			474,842,049

Security		Shares/Beneficial Interests (000)	Value
Investment Companies — 0.5%

United States — 0.5%
iShares iBoxx USD High Yield Corporate Bond ETF(l)		19,000	$1,680,930

Other Interests(b)(j)

Afghanistan — 0.0%
Lear Corp. Escrow	USD	500	5

United States — 0.0%
Millennium Corp.		1,921	—

Total Other Interests — 0.0%			5

Rights — 0.0%

Electric Utilities — 0.0%
Vista Energy(a)(b)		28,707	27,272

Warrants(a)

Chemicals — 0.0%
British Vita Holdings Co. (Non-Expiring)(b)		166	—

Metals & Mining — 0.0%
AFGlobal Corp. (Expires12/20/20)(b)		2,642	—

Software — 0.0%
Bankruptcy Management Solutions, Inc., (Expires 07/01/18)(b)		181	—
Bankruptcy Management Solutions, Inc., (Expires 07/01/19)(b)		195	—
Bankruptcy Management Solutions, Inc., (Expires 07/01/20)(b)		292	—
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)(b)		1,501	45

Total Warrants — 0.0%			45

Total Long-Term Investments — 148.8% (Cost — $509,786,158)			510,226,111

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.93%(k)(l)		1,895,053	1,895,053

Total Short-Term Securities — 0.6% (Cost — $1,895,053)			1,895,053

Options Purchased — 0.0% (Cost — $70,653)			37,431

Total Investments — 149.4% (Cost — $511,751,864)			512,158,595
Liabilities in Excess of Other Assets — (49.4)%			(169,268,915)

Net Assets — 100.0%			$342,889,680

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Floating rate security. Rate shown is the rate in effect as of period end.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT)

(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k)	Annualized 7-day yield as of period end.

(l)	During the year ended October 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 10/31/16	Shares Value Purchased	Shares Value Sold		Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,275,589	—	(5,380,536	)(b)	1,895,053	$1,895,053	$10,451	$11	$—
iShares iBoxx USD High Yield Corporate Bond ETF	16,868	19,000	(16,868)		19,000	1,680,930	13,443	2,164	(3,173)

						$3,575,983	$23,894	$2,175	$(3,173)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,396,377	GBP	1,042,000	Goldman Sachs International	11/06/17	$12,290
USD	1,375,891	GBP	1,037,820	Bank of America N.A.	12/05/17	(3,747)

	Net Unrealized Appreciation					$8,543

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Expiration Date	Exercise Rate	Received by the Trust		Paid by the Trust		Notional Amount (000)		Value
				Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 12/10/27	JPMorgan Chase Bank N.A.	12/08/17	2.78%	3-Month LIBOR	Quarterly	2.78%	Semi-annual	USD	2,700	$394
10-Year Interest Rate Swap, 12/10/27	JPMorgan Chase Bank N.A.	12/08/17	2.78	3-Month LIBOR	Quarterly	2.78	Semi-annual	USD	200	29
10-Year Interest Rate Swap, 3/02/28	JPMorgan Chase Bank N.A.	2/28/18	2.52	3-Month LIBOR	Quarterly	2.52	Semi-annual	USD	2,700	21,437
10-Year Interest Rate Swap, 3/02/28	JPMorgan Chase Bank N.A.	2/28/18	2.62	3-Month LIBOR	Quarterly	2.62	Semi-annual	USD	900	4,758
10-Year Interest Rate Swap, 3/02/28	JPMorgan Chase Bank N.A.	2/28/18	2.65	3-Month LIBOR	Quarterly	2.65	Semi-annual	USD	800	3,728
10-Year Interest Rate Swap, 4/27/28	JPMorgan Chase Bank N.A.	4/25/18	2.65	3-Month LIBOR	Quarterly	2.65	Semi-annual	USD	900	7,085

										$37,431

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT)

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	26	12/14/19	USD	942.86	USD	—	$—

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	766	$86,549	$103,334	$(16,785)
CenturyLink, Inc.	1.00	Quarterly	Goldman Sachs Bank USA	12/20/22	USD	784	88,583	108,535	(19,952)

							$175,132	$211,869	$(36,737)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$211,869	$—	$—	$(36,737)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$12,290	$—	$—	$12,290
Options purchased
Investments at value — unaffiliated(a)	—	—	—	—	37,431	—	37,431
Swaps — OTC
Swap premiums paid	—	211,869	—	—	—	—	211,869

	$—	$211,869	$—	$12,290	$37,431	$—	$261,590

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$3,747	$—	$—	$3,747
Swaps — OTC
Unrealized depreciation on OTC swaps	—	36,737	—	—	—	—	36,737

	$—	$36,737	$—	$3,747	$—	$—	$40,484

(a)	Includes options purchased at value as reported in the Schedule of Investments.

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT)

For the year ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(156,854)	$—	$—	$(156,854)
Options purchased(a)	—	—	—	—	(37,782)	—	(37,782)
Swaps	—	156,218	—	—	1,467	—	157,685

	$—	$156,218	$—	$(156,854)	$(36,315)	$—	$(36,951)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(88,210)	$—	$—	$(88,210)
Options purchased(b)	—	—		—	(7,800)	—	(7,800)
Swaps	—	(36,737)	—	—	(20,215)	—	(56,952)

	$—	$(36,737)	$—	$(88,210)	$(28,015)	$—	$(152,962)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,363,123
Average amounts sold — in USD	$3,709,525	(a)
Options:
Average notional value of swaption contracts purchased	$4,900,000
Credit default swaps:
Average notional value — buy protection	$387,500
Average notional value — sell protection	$383,250
Interest rate swaps:
Average notional value — pays fixed rate	$1,878,750
Total return swaps:
Average notional value	$345,000	(a)

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Forward foreign currency exchange contracts	$12,290		$3,747
Options	37,431	(a)	—
Swaps — OTC(b)	211,869		36,737

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$261,590		$40,484
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	—		—

Total derivative assets and liabilities subject to an MNA	$261,590		$40,484

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule(s) of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT)

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Goldman Sachs Bank USA	$108,535	$(19,952)	$—	$—	$88,583
Goldman Sachs International	12,290	—	—	—	12,290
JPMorgan Chase Bank N.A.	140,765	(16,785)	—	—	123,980

	$261,590	$(36,737)	$—	$—	$224,853

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$3,747	$—	$—	$—	$3,747
Goldman Sachs Bank USA	19,952	(19,952)	—	—	—
JPMorgan Chase Bank N.A.	16,785	(16,785)	—	—	—

	$40,484	$(36,737)	$—	$—	$3,747

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$6,217,991	$—	$6,217,991
Common Stocks	529,446	163,801	6	693,253
Corporate Bonds	—	26,764,566	—	26,764,566
Floating Rate Loan Interests	—	456,952,271	17,889,778	474,842,049
Investment Companies	1,680,930	—	—	1,680,930
Other Interests	—	—	5	5
Rights	—	—	27,272	27,272
Warrants	—	—	45	45
Short-Term Securities	1,895,053	—	—	1,895,053
Options Purchased:
Interest rate contracts	—	37,431	—	37,431

	$4,105,429	$490,136,060	$17,917,106	$512,158,595

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$12,290	$—	$12,290
Liabilities:
Credit contracts	—	(36,737)	—	(36,737)
Foreign currency exchange contracts	—	(3,747)	—	(3,747)

	$—	$(28,194)	$—	$(28,194)

(a)	Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $150,000,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended October 31, 2017, there were no transfers between Level 1 and Level 2.

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017	BlackRock Floating Rate Income Trust (BGT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Rights	Warrants	Total
Assets:
Opening Balance, as of October 31, 2016	$1,497,774	$1,232,177	$13,080	$22,427,576	$5	$—	$4,350	$25,174,962
Transfers into Level 3(a).	—	—	—	4,565,696	—	—	—	4,565,696
Transfers out of Level 3(b)	(1,497,774)	—	—	(5,779,225)	—	—	—	(7,276,999)
Accrued discounts (premiums)	—	—	—	73,615	—	—	—	73,615
Net realized gain (loss)	—	875,486	—	(382,017)	—	—	—	493,469
Net change in unrealized appreciation (depreciation)(c)(d)	—	(478,585)	(13,080)	251,343	—	27,272	(3,542)	(216,592)
Purchases	—	—	—	10,959,180	—	—		10,959,180
Sales	—	(1,629,072)	—	(14,226,390)	—	—	(763)	(15,856,225)

Closing Balance, as of October 31, 2017	$—	$6	$—	$17,889,778	$5	$27,272	$45	$17,917,106

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2017(d)	$—	$—	$(13,080)	$(211,563)	$—	$27,272	$(3,542)	$(200,913)

(a)	As of October 31, 2016, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2017, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.
(b)	As of October 31, 2016, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2017, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(c)	Certain Level 3 investments were re-classified between Common Stocks and Floating Rate Loan Interests.
(d)	Any difference between net change in unrealized appreciation (depreciation) on investments still held at October 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Shares/Par (000)	Value
Common Stocks — 0.4%

Aerospace & Defense — 0.4%
United Technologies Corp.		25,750	$3,071,844

Asset-Backed Securities

Asset-Backed Securities — 26.3%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A2D, (1 mo. LIBOR US + 0.30%), 1.54%, 2/25/36(a)	USD	5,701	5,667,299
ALM VI Ltd., Series 2012-6A(a)(b):
Class B2RR, (3 mo. LIBOR US + 2.05%), 3.41%, 7/15/26		1,200	1,203,102
Class CRR, (3 mo. LIBOR US + 3.20%), 4.56%, 7/15/26		1,010	1,010,628
ALM XIV Ltd., Series 2014-14A, Class C, (3 mo. LIBOR US + 3.45%), 4.76%, 7/28/26(a)(b)(c)		3,610	3,628,340
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36(b)		2,000	2,232,957
AMMC CLO 18 Ltd., Series 2016-18A, Class E2, (3 mo. LIBOR US + 7.25%), 8.57%, 5/26/28(a)(b)		1,000	1,026,007
AMMC CLO 19 Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.00%), 8.36%, 10/15/28(a)(b)		1,000	1,019,387
AMMC CLO XII Ltd., Series 2013-12A, Class D1, (3 mo. LIBOR US + 3.75%), 5.06%, 5/10/25(a)(b)(c)		1,000	1,000,020
Anchorage Capital CLO Ltd.(a)(b):
Series 2012-1A, Class DR, (3 mo. LIBOR US + 7.25%), 8.61%, 1/13/27		1,000	1,009,392
Series 2014-3A, Class BR, (3 mo. LIBOR US + 2.65%), 4.03%, 4/28/26		1,000	1,001,175
Series 2015-6A, Class DR, (3 mo. LIBOR US + 3.55%), 4.91%, 7/15/30		1,000	1,015,297
Apidos CLO XII, Series 2013-12A, Class D, (3 mo. LIBOR US + 3.05%), 4.41%, 4/15/25(a)(b)(c)		1,000	1,000,480
Ares CLO Ltd.(a)(b):
Series 2015-1A, Class D, (3 mo. LIBOR US + 6.23%), 7.55%, 12/05/25		1,000	1,029,359
Series 2016-41A, Class D, (3 mo. LIBOR US + 4.20%), 5.56%, 1/15/29		900	927,888
Atrium X, Series 10A(a)(b):
Class DR, (3 mo. LIBOR US + 3.00%), 4.36%, 7/16/25		1,000	1,000,483
Class E, (3 mo. LIBOR US + 4.50%), 5.86%, 7/16/25		2,000	1,990,855
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, (1 mo. LIBOR US + 0.14%), 1.38%, 11/25/36(a)		4,454	4,346,396
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, (3 mo. LIBOR US + 3.70%), 5.06%, 7/15/29(a)(b)		1,750	1,779,762
Benefit Street Partners CLO VI Ltd., Series 2015-VIA(b)(e):
Class BR, 3.75%, 10/18/29		1,000	1,013,159
Class CR, 4.80%, 10/18/29		1,000	1,018,619
Betony CLO Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.60%), 4.96%, 4/15/27(a)(b)		1,000	1,007,964
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.16%), 1.40%, 10/25/36(a)		7,821	5,568,256
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2013-2A, Class D, (3 mo. LIBOR US + 3.75%), 5.10%, 4/18/25(c)		1,250	1,252,605
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.75%), 4.10%, 4/17/25		1,500	1,506,580

Security		Par (000)	Value
Asset-Backed Securities (continued)
Carrington Mortgage Loan Trust, Series 2006-FRE2(a):
Class A2, (1 mo. LIBOR US + 0.12%), 1.36%, 10/25/36	USD	5,408	$3,599,363
Class A5, (1 mo. LIBOR US + 0.08%), 1.32%, 10/25/36		11,141	7,380,097
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(b)		3,586	3,681,279
Elevation CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR + 4.68%), 6.00%, 11/15/28(a)(b)		800	815,395
Fremont Home Loan Trust (a):
Series 2006-A, Class 2A3, (1 mo. LIBOR US + 0.16%), 1.40%, 5/25/36		24,679	16,372,058
Series 2006-D, Class 2A3, (1 mo. LIBOR US + 0.15%), 1.39%, 11/25/36		22,269	10,331,498
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, (3 mo. LIBOR US + 3.30%), 4.67%, 4/25/25(a)(b)		1,250	1,253,087
GSAMP Trust(a):
Series 2006-FM2, Class A2C, (1 mo. LIBOR US + 0.15%), 1.39%, 9/25/36		11,193	5,550,061
Series 2007-FM2, Class A2B, (1 mo. LIBOR US + 0.09%), 1.33%, 1/25/37		7,558	4,849,946
Highbridge Loan Management Ltd.(a)(b):
Series 4A-2014, Class B, (3 mo. LIBOR US + 3.00%), 4.38%, 7/28/25(c)		2,000	2,002,060
Series 8A-2016, Class E, (3 mo. LIBOR US + 7.90%), 9.26%, 4/20/27		1,000	1,022,350
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, (1 mo. LIBOR US + 0.17%), 1.41%, 4/25/37(a)		12,389	8,992,456
HPS Loan Management Ltd., Series 10A-16(a)(b):
Class C, (3 mo. LIBOR US + 3.65%), 5.01%, 1/20/28		2,500	2,527,582
Class D, (3 mo. LIBOR US + 6.50%), 7.86%, 1/20/28		1,000	980,015
Long Beach Mortgage Loan Trust(a):
Series 2006-1, Class 1A, (1 mo. LIBOR US + 0.22%), 1.46%, 2/25/36		5,429	4,937,141
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.16%), 1.40%, 11/25/36		13,482	6,771,773
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 1.40%, 8/25/36		7,502	4,344,674
Madison Park Funding X Ltd., Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.62%), 8.98%, 1/20/29(a)(b)(d)		1,000	1,044,506
Madison Park Funding XIII Ltd., Series 2014-13A, Class DR, (3 mo. LIBOR US + 3.27%), 4.63%, 1/19/25(a)(b)		1,000	1,008,206
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 5.06%, 4/20/26(a)(b)(c)		1,000	1,006,079
Mastr Asset-Backed Securities Trust(a):
Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.15%), 1.39%, 6/25/36		10,846	6,368,395
Series 2006-WMC2, Class A5, (1 mo. LIBOR US + 0.25%), 1.49%, 4/25/36		8,171	3,715,021
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3, (1 mo. LIBOR US + 0.15%), 1.39%, 11/25/36(a)		13,722	7,109,369
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class DR, (3 mo. LIBOR US + 7.75%), 9.06%, 11/14/27(a)(b)		1,000	1,018,450

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Asset-Backed Securities (continued)
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, (3 mo. LIBOR US + 3.65%), 4.96%, 11/14/26(a)(b)	USD	1,000		$1,005,030
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 7/18/25(b)		5,000		5,006,743
OZLM Funding II Ltd., Series 2012-2A(a)(b):
Class CR, (3 mo. LIBOR US + 4.00%), 5.38%, 10/30/27		1,250		1,260,319
Class DR, (3 mo. LIBOR US + 7.30%), 8.68%, 10/30/27		1,250		1,283,573
OZLM XIX Ltd., Series 2017-19A, Class D, 1.00%, 11/22/30(b)(e)(f)		500		495,000
OZLM XV Ltd., Series 2016-15A, Class D, (3 mo. LIBOR US + 7.15%), 8.51%, 1/20/29(a)(b)		1,000		1,036,006
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, 1.00%, 11/14/29(b)(e)(f)		500		476,250
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 9/25/37		4,404		2,515,471
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, (1 mo. LIBOR US + 0.40%), 1.64%, 9/25/47(a)		5,000		4,653,278
Scholar Funding Trust, Series 2013-A, Class R, 0.00%(d)		—	(g)	2,135,194
SMB Private Education Loan Trust, Series 2015-C, Class C, 4.50%, 9/17/46(b)		4,100		4,121,007
Sound Point CLO X Ltd., Series 2015-3A, Class E, (3 mo. LIBOR US + 6.75%), 8.11%, 1/20/28(a)(b)		1,000		1,020,526
Sound Point CLO XIV Ltd, Series 2016-3A, Class E, (3 mo. LIBOR US + 6.65%), 8.01%, 1/23/29(a)(b)		1,000		1,014,677
Symphony CLO XV Ltd., Series 2014-15A, Class DR, (3 mo. LIBOR US + 3.35%), 4.70%, 10/17/26(a)(b)		3,500		3,523,701
TICP CLO I Ltd., Series 2015-1A, Class C, (3 mo. LIBOR US + 3.00%), 4.36%, 7/20/27(a)(b)		1,000		1,001,048
Treman Park CLO LLC, Series 2015-1A, Class D, (3 mo. LIBOR US + 3.86%), 5.22%, 4/20/27(a)(b)		1,500		1,513,357
Tyron Park CLO Ltd., Series 2013-1A(a)(b):
Class C, (3 mo. LIBOR US + 3.50%), 4.86%, 7/15/25(c)		1,250		1,254,464
Class D, (3 mo. LIBOR US + 4.40%), 5.76%, 7/15/25		1,000		998,969
US Residential Opportunity Fund III Trust, Series 2016-2III, Class A, 3.47%, 8/27/36(b)		2,886		2,875,820
Venture XX CLO Ltd., Series 2015-20A(a)(b):
Class C, (3 mo. LIBOR US + 3.15%), 4.51%, 4/15/27(c)		1,000		1,000,907
Class D, (3 mo. LIBOR US + 3.85%), 5.21%, 4/15/27		520		521,127
Vibrant CLO III Ltd., Series 2015-3A (a)(b):
Class A2R, (3 mo. LIBOR US + 2.05%), 3.41%, 4/20/26		1,000		1,001,328
Class BR, (3 mo. LIBOR US + 2.95%), 4.31%, 4/20/26		1,500		1,501,633
Voya CLO Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 6.85%), 8.20%, 10/18/27(a)(b)		385		393,438
WaMu Asset-Backed Certificates Trust, Series 2007-HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 1.48%, 5/25/47(a)		10,121		7,676,065
Westvue Mortgage Loan Trust, Series 2015-1A, Class A, 4.50%, 9/25/20(b)(d)		1,542		1,542,985
York CLO-3 Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 6.40%), 7.76%, 10/20/29(a)(b)		1,000		975,240

Total Asset-Backed Securities — 26.3%				201,740,027

Security		Par (000)	Value
Corporate Bonds

Aerospace & Defense — 1.3%
Arconic, Inc.:
5.87%, 2/23/22(c)	USD	1,065	$1,163,512
5.13%, 10/01/24(c)		538	577,398
5.90%, 2/01/27		120	133,867
6.75%, 1/15/28		56	66,080
5.95%, 2/01/37		105	113,138
Bombardier, Inc.(b):
8.75%, 12/01/21(c)		677	753,162
6.00%, 10/15/22(c)		195	192,075
6.13%, 1/15/23(c)		341	340,574
7.50%, 3/15/25(c)		558	576,135
7.45%, 5/01/34		209	207,433
Harris Corp., 3.83%, 4/27/25(c)		750	778,572
KLX, Inc., 5.88%, 12/01/22(b)(c)		889	930,116
Koppers, Inc., 6.00%, 2/15/25(b)(c)		267	286,358
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		105	106,706
Lockheed Martin Corp., 4.09%, 9/15/52(c)(f)		451	458,244
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(b)		195	196,950
TA MFG. Ltd., 3.63%, 4/15/23	EUR	100	120,302
TransDigm, Inc.:
5.50%, 10/15/20(c)	USD	262	265,603
6.00%, 7/15/22(c)		994	1,031,275
6.50%, 7/15/24(c)		343	354,147
6.50%, 5/15/25		114	117,563
6.38%, 6/15/26		208	211,640
United Technologies Corp., 3.75%, 11/01/46(c)		700	682,584

			9,663,434
Air Freight & Logistics — 0.3%
FedEx Corp.(c):
3.90%, 2/01/35		500	506,859
4.75%, 11/15/45		500	545,215
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	100	120,340
6.50%, 6/15/22(b)(c)	USD	892	935,797
6.13%, 9/01/23(b)(c)		32	33,680

			2,141,891
Airlines — 3.0%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/22(b)(c)		2,486	2,615,237
American Airlines Pass-Through Trust:
Series 2013-1, Class C, 6.13%, 7/15/18(b)(c)		525	536,127
Series 2013-2, Class A, 4.95%, 7/15/24(c)		1,824	1,949,444
Series 2017-1, Class B, 4.95%, 8/15/26		1,735	1,830,425
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 5/10/20		865	880,656
Continental Airlines Pass-Through Trust(c):
Series 2003-ERJ1, 7.88%, 1/02/20		179	181,912
Series 2007-1, Class B, 6.90%, 10/19/23		257	271,983
Series 2012-1, Class B, 6.25%, 10/11/21		313	331,124
Delta Air Lines Pass-Through Trust, Class B(c):
Series 2007-1, 8.02%, 2/10/24		1,561	1,779,686
Series 2012-1, 6.88%, 5/07/19(b)		2,980	3,128,840
Latam Finance Ltd., 6.88%, 4/11/24(b)(c)		737	779,378
Mexico City Airport Trust, 5.50%, 7/31/47(b)(c)		742	734,951
United Airlines Pass-Through Trust(c):
Series 2014-2, Class B, 4.63%, 3/03/24		2,230	2,311,861
Series 2015-1, Class A, 3.70%, 6/01/24		3,570	3,686,025

SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Airlines (continued)
US Airways Pass-Through Trust, Series 2011-1, Class B, 9.75%, 4/22/20(c)	USD	1,924	$2,077,866

			23,095,515
Auto Components — 0.6%
Allison Transmission, Inc., 5.00%, 10/01/24(b)		38	39,615
Delphi Automotive PLC(c):
4.25%, 1/15/26		400	425,860
4.40%, 10/01/46		280	285,799
Faurecia, 3.63%, 6/15/23	EUR	111	136,754
Gestamp Funding Luxembourg SA, 3.50%, 5/15/23		100	122,018
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	USD	77	78,925
HP Pelzer Holding GmbH, 4.13%, 4/01/24	EUR	100	121,436
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(c):
4.88%, 3/15/19	USD	481	483,405
6.25%, 2/01/22		422	440,990
6.75%, 2/01/24		487	515,611
IHO Verwaltungs GmbH(h):
(2.75% Cash or 3.50% PIK), 2.75%, 9/15/21	EUR	100	119,863
(3.25% Cash or 4.00% PIK), 3.25%, 9/15/23		100	122,169
(3.75% Cash or 4.50% PIK), 3.75%, 9/15/26		100	124,639
(4.13% Cash or 4.88% PIK), 4.13%, 9/15/21(b)(c)	USD	214	218,280
(4.50% Cash or 5.25% PIK), 4.50%, 9/15/23(b)(c)		229	236,156
Tesla, Inc., 5.30%, 8/15/25(b)(c)		482	465,130
ZF North America Capital, Inc.(b):
4.50%, 4/29/22(c)		510	532,950
4.75%, 4/29/25		166	174,300

			4,643,900
Automobiles — 0.3%
General Motors Co., 6.25%, 10/02/43(c)		2,194	2,532,459

Banks — 1.1%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(i)	EUR	100	125,779
Banco Inbursa SA Institucion de Banca Multiple, 4.13%, 6/06/24(b)(c)	USD	731	734,801
Banco Popolare, 2.75%, 7/27/20	EUR	100	122,326
Bank of Ireland, (5 year EUR Swap + 3.55%), 4.25%, 6/11/24(i)		100	122,892
Bankia SA(i):
(5 year EUR Swap + 3.17%), 4.00%, 5/22/24		200	242,988
(5 year EUR Swap + 3.35%), 3.38%, 3/15/27		100	122,413
CaixaBank SA, (5 year EUR Swap + 3.35%), 3.50%, 2/15/27(i)		100	123,633
CIT Group, Inc., 5.00%, 8/01/23(c)	USD	1,015	1,097,925
HSBC Holdings PLC, 4.38%, 11/23/26(c)		370	389,102
Inversiones Atlantida SA, 8.25%, 7/28/22(b)(c)		441	458,640
Sberbank of Russia Via SB Capital SA, 5.25%, 5/23/23(b)		5,000	5,222,900

			8,763,399
Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/01/46(c)		2,160	2,429,158
Central American Bottling Corp., 5.75%, 1/31/27(b)(c)		637	672,570
Horizon Parent Holdings Sarl, (8.25% Cash or 9.00% PIK), 8.25%, 2/15/22(h)	EUR	100	124,493

			3,226,221

Security		Par (000)	Value
Biotechnology — 0.3%
Amgen, Inc., 4.40%, 5/01/45(c)	USD	1,100	$1,158,208
Gilead Sciences, Inc., 4.75%, 3/01/46(c)		700	793,404
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	100	119,688

			2,071,300
Building Materials — 0.0%
Titan Global Finance PLC, 3.50%, 6/17/21		100	124,925
TTM Technologies, Inc., 5.63%, 10/01/25(b)	USD	163	166,260

			291,185
Building Products — 0.4%
American Builders & Contractors Supply Co., Inc.(b):
5.63%, 4/15/21(c)		177	181,646
5.75%, 12/15/23		155	164,688
Beacon Escrow Corp., 4.88%, 11/01/25(b)(c)		776	785,467
Building Materials Corp. of America(b):
5.38%, 11/15/24		49	51,690
6.00%, 10/15/25(c)		247	267,069
Masonite International Corp., 5.63%, 3/15/23(b)(c)		469	491,864
Ply Gem Industries, Inc., 6.50%, 2/01/22(c)		260	269,425
Standard Industries, Inc., 5.50%, 2/15/23(b)		159	167,745
USG Corp.(b)(c):
5.50%, 3/01/25		299	320,677
4.88%, 6/01/27		366	379,725

			3,079,996
Cable Television Services — 0.0%
CB Escrow Corp., 8.00%, 10/15/25(b)		173	178,623

Capital Markets — 0.6%
AE-Rotor Holding BV, 4.97%, 3/28/18		140	139,921
Blackstone CQP Holdco LP(b):
6.50%, 3/20/21(c)		2,427	2,448,722
6.00%, 8/18/21		395	393,598
Raymond James Financial, Inc., 4.95%, 7/15/46(c)		400	439,518
SURA Asset Management SA, 4.38%, 4/11/27(b)(c)		743	753,179

			4,174,938
Chemicals — 1.7%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 2/01/25(b)(c)		900	922,500
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25	EUR	100	125,014
Axalta Coating Systems LLC, 4.88%, 8/15/24(b)(c)	USD	265	276,925
Blue Cube Spinco, Inc.:
9.75%, 10/15/23(c)		502	596,125
10.00%, 10/15/25		344	418,820
CF Industries, Inc.:
7.13%, 5/01/20		150	165,000
5.15%, 3/15/34		110	109,725
4.95%, 6/01/43		164	150,470
Chemours Co.:
6.63%, 5/15/23(c)		332	351,920
7.00%, 5/15/25		66	73,590
5.38%, 5/15/27(c)		333	355,478
Cydsa SAB de C.V., 6.25%, 10/04/27(b)(c)		914	906,002
Hexion, Inc., 10.38%, 2/01/22(b)(c)		220	207,350
Huntsman International LLC:
4.88%, 11/15/20(c)		555	582,750
5.13%, 11/15/22		165	177,375
Ineos Finance PLC, 4.00%, 5/01/23	EUR	115	138,615
Inovyn Finance PLC, 6.25%, 5/15/21		80	96,217
Mexichem SAB de CV(b)(c):
4.00%, 10/04/27	USD	503	502,748
5.50%, 1/15/48		526	510,588

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Chemicals (continued)
Momentive Performance Materials, Inc., 3.88%, 10/24/21(c)	USD	1,305	$1,357,200
NOVA Chemicals Corp.(b):
4.88%, 6/01/24(c)		319	324,981
5.25%, 6/01/27		182	185,640
Platform Specialty Products Corp.(b):
10.38%, 5/01/21		65	70,525
6.50%, 2/01/22(c)		1,950	2,020,687
PQ Corp., 6.75%, 11/15/22(b)(c)		437	471,960
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	153	187,133
Sherwin-Williams Co., 4.50%, 6/01/47(c)	USD	310	328,989
Tronox Finance PLC, 5.75%, 10/01/25(b)		207	216,056
Venator Finance Sarl/Venator Materials LLC, 5.75%, 7/15/25(b)		176	186,120
Versum Materials, Inc., 5.50%, 9/30/24(b)		140	149,100
WR Grace & Co-Conn(b)(c):
5.13%, 10/01/21		277	297,775
5.63%, 10/01/24		300	328,125

			12,791,503
Commercial Services & Supplies — 1.6%
ADT Corp.(c):
6.25%, 10/15/21		634	701,445
3.50%, 7/15/22		192	191,760
4.13%, 6/15/23		224	227,651
4.88%, 7/15/32(b)		635	600,869
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)(c)		267	277,680
Aviation Capital Group Corp., 6.75%, 4/06/21(b)(c)		5,000	5,643,675
Bilbao Luxembourg SA, (10.50% Cash or 11.25% PIK), 10.50%, 12/01/18(h)	EUR	100	116,648
Booz Allen Hamilton, Inc., 5.13%, 5/01/25(b)(c)	USD	700	714,000
CD&R Waterworks Merger Sub LLC, 6.13%, 8/15/25(b)		191	193,387
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 7/15/23(b)		202	193,415
Harland Clarke Holdings Corp., 8.38%, 8/15/22(b)(c)		488	512,400
KAR Auction Services, Inc., 5.13%, 6/01/25(b)(c)		475	491,625
La Financiere Atalian SAS, 4.00%, 5/15/24	EUR	100	122,309
Mobile Mini, Inc., 5.88%, 7/01/24(c)	USD	585	614,250
Paprec Holding SA, 5.25%, 4/01/22	EUR	100	121,436
Park Aerospace Holdings Ltd.(b):
3.63%, 3/15/21	USD	269	268,327
5.25%, 8/15/22(c)		438	455,520
Ritchie Bros Auctioneers, Inc., 5.38%, 1/15/25(b)		188	197,870
United Rentals North America, Inc.:
5.75%, 11/15/24(c)		342	362,520
5.88%, 9/15/26		72	78,480
Wrangler Buyer Corp., 6.00%, 10/01/25(b)		129	131,903

			12,217,170
Communications Equipment — 0.4%
CommScope Technologies Finance LLC, 6.00%, 6/15/25(b)		5	5,281
CommScope Technologies LLC, 5.00%, 3/15/27(b)		19	18,501
CommScope, Inc.(b)(c):
5.00%, 6/15/21		170	173,400
5.50%, 6/15/24		530	551,862
Nokia OYJ(c):
3.38%, 6/12/22		126	125,528
4.38%, 6/12/27		177	177,000
6.63%, 5/15/39		245	279,675
Zayo Group LLC/Zayo Capital, Inc.(c):
6.38%, 5/15/25		753	810,499

Security		Par (000)	Value
Communications Equipment (continued)
Zayo Group LLC/Zayo Capital, Inc. (c) (continued):
5.75%, 1/15/27(b)	USD	860	$906,225

			3,047,971
Construction & Engineering — 0.7%
Aeropuertos Argentina 2000 SA, 6.88%, 2/01/27(b)		1,061	1,143,227
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/29(b)		1,061	1,151,185
BlueLine Rental Finance Corp., 9.25%, 3/15/24(b)(c)		1,305	1,415,925
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25(b)(c)		626	661,995
Engility Corp., 8.88%, 9/01/24(c)		298	324,820
SPIE SA, 3.13%, 3/22/24	EUR	100	121,931
Tutor Perini Corp., 6.88%, 5/01/25(b)	USD	260	280,475
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 8/15/25(b)		143	139,068

			5,238,626
Construction Materials — 0.3%
American Tire Distributors, Inc., 10.25%, 3/01/22(b)(c)		394	411,238
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		163	175,225
HD Supply, Inc., 5.75%, 4/15/24(b)(c)		1,047	1,129,451
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	102	131,347
New Enterprise Stone & Lime Co., Inc., 10.13%, 4/01/22(b)	USD	190	205,675
PulteGroup, Inc., 6.00%, 2/15/35		48	50,400
Rexel SA, 3.50%, 6/15/23	EUR	223	273,269

			2,376,605
Consumer Discretionary — 0.2%
Arch Merger Sub, Inc., 8.50%, 9/15/25(b)(c)	USD	241	212,683
Live Nation Entertainment, Inc., 4.88%, 11/01/24(b)		34	35,179
Nielsen Co. Luxembourg SARL, 5.00%, 2/01/25(b)(c)		563	582,705
ServiceMaster Co. LLC, 5.13%, 11/15/24(b)(c)		288	296,640
Viking Cruises Ltd.(b):
6.25%, 5/15/25		166	171,810
5.88%, 9/15/27(c)		361	363,707

			1,662,724
Consumer Finance — 0.8%
Ally Financial, Inc., 8.00%, 11/01/31(c)		1,617	2,138,482
CDK Global, Inc., 4.88%, 6/01/27(b)(c)		330	344,025
Credivalores-Crediservicios SAS, 9.75%, 7/27/22(b)(c)		457	473,223
IHS Markit Ltd., 4.75%, 2/15/25(b)		198	209,385
Navient Corp.:
5.00%, 10/26/20(c)		370	381,100
6.63%, 7/26/21(c)		236	252,815
6.50%, 6/15/22		36	38,205
5.50%, 1/25/23		162	164,025
7.25%, 9/25/23(c)		306	331,436
6.13%, 3/25/24		50	51,313
5.88%, 10/25/24		138	140,070
6.75%, 6/25/25(c)		212	221,540
5.63%, 8/01/33		105	90,563
OneMain Financial Holdings LLC(b):
6.75%, 12/15/19		186	192,975
7.25%, 12/15/21		222	230,880
Springleaf Finance Corp., 6.13%, 5/15/22		85	89,675
Tarjeta Naranja SA, (30D Argentina Deposit Rates Badlar Pvt Banks + 3.50%), 24.79%, 4/11/22(a)(b)		751	690,920

			6,040,632

SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Containers & Packaging — 1.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.25%, 9/15/22(b)(c)	USD	283	$291,490
4.63%, 5/15/23(b)(c)		252	258,930
6.75%, 5/15/24	EUR	156	203,277
7.25%, 5/15/24(b)(c)	USD	1,609	1,767,889
6.00%, 2/15/25(b)(c)		822	872,348
4.75%, 7/15/27(b)	GBP	100	135,259
4.75%, 7/15/27		100	135,259
Ball Corp.:
5.00%, 3/15/22(c)	USD	440	475,200
4.00%, 11/15/23		50	51,375
BWAY Holding Co., 5.50%, 4/15/24(b)(c)		908	946,590
Horizon Holdings I SASU, 7.25%, 8/01/23	EUR	100	124,056
JH-Holding Finance SA, (8.25% PIK), 8.25%, 12/01/22(h)		102	128,190
Mercer International, Inc., 6.50%, 2/01/24	USD	134	141,705
Multi-Color Corp., 4.88%, 11/01/25(b)		46	46,460
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20(c)		935	951,372
(3 mo. LIBOR US + 3.50%), 4.86%, 7/15/21(a)(b)(c)		624	636,480
5.13%, 7/15/23(b)		194	201,973
7.00%, 7/15/24(b)(c)		1,166	1,244,705
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	200	246,074
Sealed Air Corp.:
4.88%, 12/01/22(b)(c)	USD	268	284,080
4.50%, 9/15/23	EUR	100	133,375
6.88%, 7/15/33(b)	USD	44	51,150
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22(b)(c)		564	585,855
Silgan Holdings, Inc., 3.25%, 3/15/25	EUR	100	121,016
Suzano Trading Ltd., 5.88%, 1/23/21(b)(c)	USD	526	565,450
Verallia Packaging SASU, 5.13%, 8/01/22	EUR	100	123,110

			10,722,668
Diversified Consumer Services — 0.5%
APX Group, Inc.:
6.38%, 12/01/19(c)	USD	171	173,992
8.75%, 12/01/20(c)		277	283,925
7.88%, 12/01/22(c)		210	226,537
7.63%, 9/01/23		44	46,310
Ascend Learning LLC, 6.88%, 8/01/25(b)(c)		354	370,815
GW Honos Security Corp., 8.75%, 5/15/25(b)		102	108,630
Laureate Education, Inc., 8.25%, 5/01/25(b)		138	148,523
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23(b)(c)		2,068	2,291,758
Sotheby’s, 5.25%, 10/01/22(b)(c)		276	283,245

			3,933,735
Diversified Financial Services — 1.1%
Aircastle Ltd.:
6.25%, 12/01/19(c)		784	838,880
5.50%, 2/15/22		82	88,150
Banca IFIS SpA, 4.50%, 10/17/27(e)	EUR	100	119,222
CNH Industrial Finance Europe SA, 1.38%, 5/23/22		100	121,112
Docuformas SAPI de C.V., 9.25%, 10/11/22(b)	USD	508	500,688
FBM Finance, Inc., 8.25%, 8/15/21(b)		155	164,881
Ford Motor Credit Co. LLC, 4.39%, 1/08/26(c)		1,250	1,308,190
Garfunkelux Holdco 3 SA, 3.50%, 9/01/23(e)	EUR	100	116,730
General Motors Financial Co., Inc., 4.25%, 5/15/23(c)	USD	326	343,336

Security		Par (000)	Value
Diversified Financial Services (continued)
Intesa Sanpaolo SpA, 5.02%, 6/26/24(b)(c)	USD	2,888	$2,955,267
Intrum Justitia AB, (3 mo. Euribor + 2.63%), 2.63%, 7/15/22(a)	EUR	100	118,556
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20(b)(c)	USD	845	872,463
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 8/15/24(h)	EUR	101	121,558
Mercury Bondco PLC, (8.25% Cash or 9.00% PIK), 8.25%, 5/30/21(h)		358	440,167
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/01/25(b)(c)	USD	273	276,413
UniCredit SpA:
6.95%, 10/31/22	EUR	100	145,234
(5 year EUR Swap + 4.10%), 5.75%, 10/28/25(i)		100	130,839

			8,661,686
Diversified Telecommunication Services — 2.9%
AT&T, Inc., 4.75%, 5/15/46(c)	USD	2,545	2,400,636
CenturyLink, Inc.:
Series P, 7.60%, 9/15/39		61	56,273
Series S, 6.45%, 6/15/21(c)		771	813,490
Series U, 7.65%, 3/15/42(c)		388	354,050
Series W, 6.75%, 12/01/23(c)		327	340,162
Cincinnati Bell, Inc., 7.00%, 7/15/24(b)(c)		480	478,800
Frontier Communications Corp.:
8.13%, 10/01/18		125	127,313
7.13%, 3/15/19(c)		380	381,911
7.13%, 1/15/23		65	49,908
7.63%, 4/15/24(c)		570	436,050
6.88%, 1/15/25(c)		1,205	895,845
Level 3 Financing, Inc.:
5.38%, 8/15/22		108	111,270
5.63%, 2/01/23		280	289,100
5.13%, 5/01/23(c)		360	368,550
5.38%, 1/15/24(c)		414	430,043
5.38%, 5/01/25(c)		482	503,690
5.25%, 3/15/26(c)		686	708,947
OTE PLC, 3.50%, 7/09/20	EUR	200	246,328
SoftBank Group Corp., (5 year USD ICE Swap + 4.85%), 6.88%(i)(j)	USD	545	563,666
Softbank Group Corp., 4.50%, 4/15/20(b)(c)		1,500	1,549,200
SoftBank Group Corp.:
4.75%, 9/19/24		200	199,379
4.75%, 7/30/25	EUR	100	130,987
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	128	148,480
6.00%, 9/30/34(c)		983	1,101,284
7.20%, 7/18/36		123	152,397
7.72%, 6/04/38		62	80,213
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	81	146,888
Telecom Italia SpA:
1.13%, 3/26/22(k)		100	116,048
3.25%, 1/16/23		100	130,200
3.63%, 1/19/24		146	193,756
5.30%, 5/30/24(b)	USD	200	215,500
Verizon Communications, Inc.:
1.38%, 10/27/26	EUR	100	117,666
3.38%, 10/27/36	GBP	100	130,755
6.55%, 9/15/43(c)	USD	6,500	8,137,151
Series 20Y, 2.88%, 1/15/38	EUR	100	119,876

			22,225,812

48	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Electric Utilities — 1.2%
AES Corp., 4.88%, 5/15/23(c)	USD	315	$322,088
Baltimore Gas & Electric Co., 3.50%, 8/15/46(c)		500	485,810
Celeo Redes Operacion Chile SA, 5.20%, 6/22/47(b)(c)		1,177	1,197,597
Duke Energy Corp., 4.80%, 12/15/45(c)		1,500	1,695,216
Enel Finance International NV, 3.63%, 5/25/27(b)(c)		1,250	1,249,156
Energuate Trust, 5.88%, 5/03/27(b)(c)		575	596,994
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(b)		209	211,090
Pampa Energia SA, 7.50%, 1/24/27(b)(c)		1,050	1,145,340
Southern Co., 4.40%, 7/01/46(c)		1,000	1,052,311
Talen Energy Supply LLC, 6.50%, 6/01/25		104	90,480
Virginia Electric & Power Co., Series A, 6.00%, 5/15/37(c)		750	970,242
Viridian Group FinanceCo PLC/Viridian Power and Energy, 4.00%, 9/15/25	EUR	100	117,359

			9,133,683
Electrical Equipment — 0.0%
Areva SA, 4.88%, 9/23/24		100	131,220
Belden, Inc., 5.50%, 4/15/23		3	3,670

			134,890
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23(c)	USD	325	339,219
5.50%, 12/01/24		168	186,060
5.00%, 9/01/25		127	133,191
SESI LLC, 7.75%, 9/15/24(b)		247	255,645

			914,115
Energy Equipment & Services — 0.7%
Ensco PLC, 5.20%, 3/15/25		45	37,913
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	100	118,885
6.00%, 7/15/22(b)(c)	USD	896	921,760
Halliburton Co., 3.80%, 11/15/25(c)		750	777,686
Noble Holding International Ltd.:
4.63%, 3/01/21		12	11,100
7.70%, 4/01/25		144	125,280
Pattern Energy Group, Inc., 5.88%, 2/01/24(b)		263	279,437
Pioneer Energy Services Corp., 6.13%, 3/15/22(c)		325	276,250
Precision Drilling Corp.:
6.50%, 12/15/21		120	121,200
5.25%, 11/15/24		193	179,007
Transocean, Inc.:
6.00%, 3/15/18		59	59,791
5.80%, 10/15/22(c)		538	525,895
9.00%, 7/15/23(b)(c)		834	904,890
6.80%, 3/15/38		42	34,125
Trinidad Drilling Ltd., 6.63%, 2/15/25(b)(c)		458	445,405
Weatherford International Ltd.:
7.75%, 6/15/21(c)		307	316,210
8.25%, 6/15/23		105	105,525
9.88%, 2/15/24(c)		273	292,110

			5,532,469
Environmental, Maintenance, & Security Service — 0.1%
Tervita Escrow Corp., 7.63%, 12/01/21(b)(c)		477	482,962

Food & Staples Retailing — 0.6%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24(c)		206	193,640
5.75%, 3/15/25		134	117,920
B&M European Value Retail SA, 4.13%, 2/01/22	GBP	100	137,686

Security		Par (000)	Value
Food & Staples Retailing (continued)
Casino Guichard Perrachon SA:
5.98%, 5/26/21	EUR	100	$137,154
4.56%, 1/25/23		200	265,298
CVS Health Corp., 5.13%, 7/20/45(c)	USD	750	838,072
Dollar Tree, Inc., 5.75%, 3/01/23(c)		1,616	1,694,780
Lamb Weston Holdings, Inc., 4.63%, 11/01/24(b)		20	20,900
Rite Aid Corp., 6.13%, 4/01/23(b)(c)		300	279,000
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44(c)		750	779,729

			4,464,179
Food Products — 0.8%
Acosta, Inc., 7.75%, 10/01/22(b)		250	175,000
Aramark Services, Inc.:
5.13%, 1/15/24		130	137,475
5.00%, 4/01/25(b)		14	14,963
4.75%, 6/01/26(c)		252	263,587
Arcor SAIC, 6.00%, 7/06/23(b)(c)		653	702,628
B&G Foods, Inc., 5.25%, 4/01/25		153	156,251
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25(b)(c)		375	407,344
JBS USA LLC/JBS USA Finance, Inc.(b):
5.88%, 7/15/24		221	217,133
5.75%, 6/15/25(c)		720	698,400
Marfrig Holdings Europe BV, 8.00%, 6/08/23(b)(c)		637	665,665
Minerva Luxembourg SA, 6.50%, 9/20/26(b)(c)		637	660,569
Pilgrim’s Pride Corp.(b):
5.75%, 3/15/25		203	214,926
5.88%, 9/30/27		222	230,880
Post Holdings, Inc.(b)(c):
5.50%, 3/01/25		245	255,412
5.00%, 8/15/26		415	417,075
5.75%, 3/01/27		428	444,585
TreeHouse Foods, Inc., 6.00%, 2/15/24(b)		159	170,130

			5,832,023
Forest Products — 0.0%
MARB BondCo PLC, 7.00%, 3/15/24		229	230,718

Health Care Equipment & Supplies — 0.9%
Avantor, Inc.:
4.75%, 10/01/24	EUR	100	118,816
6.00%, 10/01/24(b)(c)	USD	1,865	1,902,300
9.00%, 10/01/25(b)(c)		472	476,758
Crimson Merger Sub, Inc., 6.63%, 5/15/22(b)(c)		1,392	1,393,740
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21(b)(c)		893	852,815
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(b):
5.75%, 8/01/22		84	82,215
5.63%, 10/15/23(c)		342	319,343
5.50%, 4/15/25(c)		387	347,332
Medtronic, Inc., 4.50%, 3/15/42(c)		1,000	1,114,770
Teleflex, Inc., 4.88%, 6/01/26		63	66,150

			6,674,239
Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc.:
5.63%, 2/15/23(c)		400	410,800
6.50%, 3/01/24		69	72,709
Amsurg Corp., 5.63%, 7/15/22(c)		739	751,932
Centene Corp.:
5.63%, 2/15/21(c)		403	418,112
4.75%, 5/15/22(c)		402	421,095
6.13%, 2/15/24		40	43,000
4.75%, 1/15/25(c)		495	511,087

SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19	USD	176	$167,640
7.13%, 7/15/20(c)		407	353,073
5.13%, 8/01/21(c)		360	350,100
6.25%, 3/31/23(c)		434	417,725
DaVita, Inc., 5.13%, 7/15/24(c)		276	276,690
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 5/15/22(b)(c)(h)		310	319,688
Envision Healthcare Corp.(b):
5.13%, 7/01/22		205	208,075
6.25%, 12/01/24(c)		361	374,989
HCA, Inc.:
6.50%, 2/15/20(c)		1,103	1,188,482
7.50%, 2/15/22(c)		800	908,000
5.88%, 3/15/22(c)		84	91,980
4.75%, 5/01/23		56	58,590
5.88%, 5/01/23		90	96,413
5.00%, 3/15/24(c)		896	944,160
5.38%, 2/01/25(c)		600	618,750
5.25%, 4/15/25(c)		1,130	1,203,450
5.88%, 2/15/26(c)		508	534,035
5.25%, 6/15/26(c)		540	574,425
4.50%, 2/15/27		126	127,103
5.50%, 6/15/47(c)		1,134	1,153,845
HealthSouth Corp., 5.75%, 11/01/24		76	77,805
Hologic, Inc.:
5.25%, 7/15/22(b)(c)		417	435,244
2.00%, 3/01/42(k)(l)		323	401,327
MEDNAX, Inc., 5.25%, 12/01/23(b)(c)		239	248,560
Molina Healthcare, Inc., 4.88%, 6/15/25(b)		126	124,740
MPH Acquisition Holdings LLC, 7.13%, 6/01/24(b)(c)		970	1,043,962
Northwell Healthcare, Inc., 4.26%, 11/01/47(c)		686	685,843
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23(b)(c)		220	231,000
Surgery Center Holdings, Inc.(b):
8.88%, 4/15/21		162	165,645
6.75%, 7/01/25(c)		324	295,650
Tenet Healthcare Corp.:
6.00%, 10/01/20(c)		1,150	1,207,500
7.50%, 1/01/22(b)		174	183,135
8.13%, 4/01/22(c)		1,498	1,505,490
6.75%, 6/15/23(c)		536	503,170
4.63%, 7/15/24(b)		220	216,425
THC Escrow Corp. III(b):
5.13%, 5/01/25		12	11,685
7.00%, 8/01/25		139	127,359
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26(c)		1,000	978,817
UnitedHealth Group, Inc., 4.38%, 3/15/42(c)		750	813,146
Vizient, Inc., 10.38%, 3/01/24(b)		382	435,480
WellCare Health Plans, Inc., 5.25%, 4/01/25		101	106,303

			22,394,234
Health Care Technology — 0.0%
Quintiles IMS, Inc., 3.25%, 3/15/25(b)	EUR	100	120,579

Hotels, Restaurants & Leisure — 4.5%
1011778 BC ULC/New Red Finance, Inc., 5.00%, 10/15/25(b)	USD	629	640,794
Arcos Dorados Holdings, Inc., 5.88%, 4/04/27(b)(c)		737	781,390
Burger King France SAS:
(3 mo. Euribor + 5.25%), 5.25%, 5/01/23(a)	EUR	100	119,684
6.00%, 5/01/24		100	126,629
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20(c)	USD	1,840	1,881,400

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23	EUR	100	$122,455
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21		100	121,731
CPUK Finance Ltd., 4.25%, 2/28/47	GBP	100	135,936
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(b)(c)	USD	744	748,873
Eldorado Resorts, Inc., 6.00%, 4/01/25		123	129,765
Enterprise Inns PLC, 6.00%, 10/06/23	GBP	3,320	4,770,637
ESH Hospitality, Inc., 5.25%, 5/01/25(b)(c)	USD	154	159,198
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		148	160,950
5.38%, 4/15/26		112	121,240
Golden Nugget, Inc., 6.75%, 10/15/24(b)		110	111,925
International Game Technology PLC, 4.75%, 2/15/23	EUR	107	140,530
Jacobs Entertainment, Inc., 7.88%, 2/01/24(b)	USD	105	113,400
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (b):
5.00%, 6/01/24		45	47,475
5.25%, 6/01/26		329	349,612
McDonald’s Corp., 3.70%, 1/30/26(c)		750	783,964
Melco Resorts Finance Ltd., 4.88%, 6/06/25(b)(c)		245	247,232
MGM Resorts International:
5.25%, 3/31/20		84	88,410
6.75%, 10/01/20(c)		156	171,600
6.63%, 12/15/21(c)		1,342	1,499,685
7.75%, 3/15/22(c)		95	110,265
New Red Finance, Inc.(b)(c):
4.25%, 5/15/24		291	293,095
5.00%, 10/15/25		1,087	1,107,381
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21(c)		460	471,500
Sabre GLBL, Inc., 5.25%, 11/15/23(b)(c)		269	281,777
Scientific Games International, Inc.:
7.00%, 1/01/22(b)(c)		1,267	1,339,852
10.00%, 12/01/22(c)		947	1,047,552
5.00%, 10/15/25(b)		286	290,290
Six Flags Entertainment Corp.(b):
4.88%, 7/31/24(c)		1,061	1,091,504
5.50%, 4/15/27		224	233,800
Station Casinos LLC, 5.00%, 10/01/25(b)(c)		361	361,451
Stonegate Pub Co. Financing PLC, 4.88%, 3/15/22	GBP	100	134,144
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21		1,579	2,265,428
Series M, 7.40%, 3/28/24		6,400	9,701,658
Vue International Bidco PLC, 7.88%, 7/15/20		117	158,837
Wyndham Worldwide Corp., 4.15%, 4/01/24(c)	USD	2,000	2,027,183
Yum! Brands, Inc., 3.88%, 11/01/23		110	110,550

			34,600,782
Household Durables — 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22(b)(c)		750	782,812
CalAtlantic Group, Inc.:
1.63%, 5/15/18(k)		188	295,630
8.38%, 1/15/21		144	167,580
6.25%, 12/15/21(c)		450	498,375
5.38%, 10/01/22		6	6,540
5.25%, 6/01/26		32	34,080
Century Communities, Inc., 6.88%, 5/15/22(c)		830	870,960
K Hovnanian Enterprises, Inc.(b):
10.00%, 7/15/22		104	113,750
10.50%, 7/15/24		108	120,420

50	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Household Durables (continued)
Lennar Corp.:
4.50%, 11/15/19(c)	USD	320	$330,000
4.75%, 4/01/21		42	43,995
4.13%, 1/15/22		139	143,865
4.75%, 11/15/22		53	55,981
4.88%, 12/15/23		146	154,395
4.75%, 5/30/25(c)		410	427,425
Mattamy Group Corp.(b):
6.88%, 12/15/23		169	177,450
6.50%, 10/01/25		208	216,840
MDC Holdings, Inc., 6.00%, 1/15/43		250	239,238
Meritage Homes Corp., 5.13%, 6/06/27		123	124,384
Newell Brands, Inc., 4.20%, 4/01/26(c)		1,000	1,053,841
PulteGroup, Inc., 6.38%, 5/15/33(c)		469	515,900
Tempur Sealy International, Inc., 5.50%, 6/15/26		191	196,730
TRI Pointe Group, Inc.:
4.88%, 7/01/21		124	129,890
5.25%, 6/01/27(c)		56	57,260
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.(c):
4.38%, 6/15/19		225	230,906
5.88%, 6/15/24		226	244,645
William Lyon Homes, Inc., 5.88%, 1/31/25		116	118,320

			7,351,212
Household Products — 0.2%
ACCO Brands Corp., 5.25%, 12/15/24(b)		102	105,698
Prestige Brands, Inc., 6.38%, 3/01/24(b)		176	187,440
Spectrum Brands, Inc.:
6.63%, 11/15/22(c)		710	738,031
4.00%, 10/01/26	EUR	100	123,456

			1,154,625
Independent Power and Renewable Electricity Producers — 0.7%
AES Corp., 5.50%, 3/15/24	USD	46	48,070
Calpine Corp.:
6.00%, 1/15/22(b)(c)		64	66,080
5.38%, 1/15/23		190	184,538
5.88%, 1/15/24(b)(c)		375	388,125
5.25%, 6/01/26(b)		441	441,551
Colbun SA, 3.95%, 10/11/27(b)(c)		411	410,589
Dynegy, Inc.:
7.38%, 11/01/22		43	46,171
8.00%, 1/15/25(b)		404	441,370
8.13%, 1/30/26(b)		202	224,220
Genneia SA, 8.75%, 1/20/22(b)(c)		1,061	1,177,105
NRG Energy, Inc.:
6.63%, 3/15/23		129	133,515
6.25%, 5/01/24		144	153,000
6.63%, 1/15/27(c)		938	998,970
NRG Yield Operating LLC, 5.38%, 8/15/24		254	264,795
QEP Resources, Inc., 5.38%, 10/01/22		179	177,658
TerraForm Power Operating LLC(b)(l):
6.38%, 2/01/23		258	270,255
6.63%, 6/15/25		35	37,975

			5,463,987
Industrial Conglomerates — 0.2%
Colfax Corp., 3.25%, 5/15/25	EUR	100	122,088
General Electric Co., 4.13%, 10/09/42(c)	USD	750	777,252
Vertiv Group Corp., 9.25%, 10/15/24(b)(c)		655	717,225

			1,616,565
Insurance — 1.0%
American International Group, Inc., 4.80%, 7/10/45(c)		500	548,057

Security		Par (000)	Value
Insurance (continued)
Aon PLC, 3.88%, 12/15/25(c)	USD	1,280	$1,343,636
Ardonagh Midco 3 PLC:
8.38%, 7/15/23	GBP	100	137,464
8.63%, 7/15/23(b)(c)	USD	516	545,593
Assicurazioni Generali SpA(i):
(3 mo. Euribor + 7.11%), 7.75%, 12/12/42	EUR	100	150,645
(3 mo. Euribor + 5.35%), 5.50%, 10/27/47		100	140,235
AssuredPartners, Inc., 7.00%, 8/15/25(b)	USD	61	63,592
Groupama SA, 6.00%, 1/23/27	EUR	100	147,321
HUB International Ltd., 7.88%, 10/01/21(b)(c)	USD	1,058	1,101,198
Nationwide Building Society, 4.13%, 10/18/32(b)(c)(e)		690	689,901
Old Mutual PLC, 8.00%, 6/03/21	GBP	100	156,086
Radian Group, Inc.:
5.25%, 6/15/20	USD	59	62,982
4.50%, 10/01/24		407	417,175
Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47(b)(c)		700	727,293
USIS Merger Sub, Inc., 6.88%, 5/01/25(b)		72	74,700
Wayne Merger Sub LLC, 8.25%, 8/01/23(b)(c)		1,061	1,129,965

			7,435,843
Internet Software & Services — 0.3%
Equinix, Inc., 5.88%, 1/15/26(c)		554	600,397
Netflix, Inc.:
5.50%, 2/15/22		15	16,069
4.38%, 11/15/26(b)(c)		611	599,162
3.63%, 5/15/27	EUR	100	119,543
4.88%, 4/15/28(b)	USD	590	586,430
Symantec Corp., 5.00%, 4/15/25(b)		187	195,415
United Group BV, (3 mo. EURIBOR + 4.38%), 4.38%, 7/01/23(a)	EUR	100	117,941

			2,234,957
IT Services — 0.8%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21(b)(c)	USD	482	509,112
Fidelity National Information Services, Inc., 3.00%, 8/15/26(c)		1,000	970,357
First Data Corp.(b):
7.00%, 12/01/23(c)		1,335	1,428,477
5.00%, 1/15/24		160	166,200
5.75%, 1/15/24(c)		2,998	3,136,657
Gartner, Inc., 5.13%, 4/01/25(b)(c)		207	218,903

			6,429,706
Machinery — 0.2%
EnPro Industries, Inc., 5.88%, 9/15/22(b)		132	138,105
Navistar International Corp., 8.25%, 11/01/21		55	55,215
SPX FLOW, Inc.(b):
5.63%, 8/15/24(c)		330	348,975
5.88%, 8/15/26		153	162,562
Terex Corp., 5.63%, 2/01/25(b)(c)		419	444,140
Wabash National Corp., 5.50%, 10/01/25(b)(c)		286	291,749

			1,440,746
Media — 6.3%
Altice Financing SA(b)(c):
6.63%, 2/15/23		200	210,820
7.50%, 5/15/26		1,291	1,415,259
Altice Finco SA, 4.75%, 1/15/28	EUR	100	117,647
Altice Luxembourg SA, 6.25%, 2/15/25		100	128,693
Altice US Finance I Corp., 5.38%, 7/15/23(b)(c)	USD	1,380	1,438,650
AMC Networks, Inc.(c):
5.00%, 4/01/24		344	350,450
4.75%, 8/01/25		266	265,668
Cablevision SA, 6.50%, 6/15/21(b)(c)		637	681,717

SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Cablevision Systems Corp.(c):
7.75%, 4/15/18	USD	517	$528,689
8.00%, 4/15/20		286	316,745
CBS Radio, Inc., 7.25%, 11/01/24(b)(c)		92	96,255
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 2/15/23(c)		709	732,042
4.00%, 3/01/23(b)		704	714,124
5.13%, 5/01/23(b)(c)		480	500,400
5.13%, 5/01/27(b)(c)		2,559	2,584,590
5.00%, 2/01/28(b)(c)		824	817,820
Cequel Communications Holdings I LLC/Cequel Capital Corp.(b):
6.38%, 9/15/20		101	103,032
5.13%, 12/15/21(c)		933	949,327
7.75%, 7/15/25(c)		1,630	1,780,775
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45(c)		3,000	3,435,079
Clear Channel International BV, 8.75%, 12/15/20(b)(c)		906	951,300
Clear Channel Worldwide Holdings, Inc.(c):
6.50%, 11/15/22		2,702	2,795,918
Series B, 7.63%, 3/15/20		1,001	999,749
Comcast Corp., 4.60%, 8/15/45(c)		1,750	1,922,760
CSC Holdings LLC(c):
10.13%, 1/15/23(b)		1,388	1,589,260
5.25%, 6/01/24		921	916,971
6.63%, 10/15/25(b)		350	383,600
10.88%, 10/15/25(b)		1,253	1,534,925
Discovery Communications LLC, 4.95%, 5/15/42(c)		400	397,904
DISH DBS Corp.:
6.75%, 6/01/21(c)		239	250,950
5.88%, 7/15/22(c)		206	207,160
5.00%, 3/15/23(c)		303	293,152
5.88%, 11/15/24		53	52,934
7.75%, 7/01/26(c)		1,355	1,482,031
DISH Network Corp., 3.38%, 8/15/26(k)		463	498,014
eircom Finance DAC, 4.50%, 5/31/22	EUR	100	121,310
GTT Communications, Inc., 7.88%, 12/31/24(b)	USD	266	283,623
Hughes Satellite Systems Corp.:
7.63%, 6/15/21		113	126,278
5.25%, 8/01/26(c)		564	576,735
6.63%, 8/01/26		121	127,655
iHeartCommunications, Inc.:
9.00%, 12/15/19		230	169,625
10.63%, 3/15/23		494	354,445
Intelsat Jackson Holdings SA(c):
7.25%, 10/15/20		292	280,962
5.50%, 8/01/23		630	537,075
9.75%, 7/15/25(b)		484	487,025
Interpublic Group of Cos., Inc., 4.20%, 4/15/24(c)		1,000	1,048,468
LG Finance Co. Corp., 5.88%, 11/01/24(b)		101	107,060
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	177	232,054
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24(b)	USD	101	101,631
MDC Partners, Inc., 6.50%, 5/01/24(b)(c)		404	412,080
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 8/15/23(b)(c)		282	302,445
Numericable Group SA, 5.38%, 5/15/22	EUR	116	141,203
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 2/15/22(c)	USD	102	105,315
SFR Group SA(b)(c):
6.00%, 5/15/22		1,492	1,555,410
7.38%, 5/01/26		1,721	1,850,075

Security		Par (000)	Value
Media (continued)
Sirius XM Radio, Inc., 5.00%, 8/01/27(b)	USD	72	$72,630
TEGNA, Inc., 5.50%, 9/15/24(b)		79	82,753
Telenet Finance VI Luxembourg SCA, 4.88%, 7/15/27	EUR	100	128,746
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(b)(c)	USD	501	561,120
Time Warner, Inc.(c):
4.65%, 6/01/44		111	107,325
4.85%, 7/15/45		389	387,666
Tribune Media Co., 5.88%, 7/15/22(c)		315	326,812
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
4.00%, 1/15/25	EUR	117	145,164
5.00%, 1/15/25(b)	USD	200	208,500
6.25%, 1/15/29	EUR	100	132,647
Univision Communications, Inc.(b):
5.13%, 5/15/23(c)	USD	556	562,950
5.13%, 2/15/25		143	142,106
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	114	141,411
Videotron Ltd., 5.13%, 4/15/27(b)(c)	USD	387	406,834
Virgin Media Finance PLC, 5.75%, 1/15/25(b)(c)		850	877,625
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	200	276,484
Virgin Media Secured Finance PLC:
5.50%, 8/15/26(b)	USD	200	209,250
4.88%, 1/15/27	GBP	130	179,379
6.25%, 3/28/29		175	253,345
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20(b)(c)	USD	980	1,002,638
Wind Acquisition Finance SA:
7.00%, 4/23/21	EUR	122	147,377
7.38%, 4/23/21(b)(c)	USD	1,130	1,173,844

			47,891,490
Metals & Mining — 3.4%
Alcoa Nederland Holding BV, 7.00%, 9/30/26(b)		200	228,000
ArcelorMittal, 3.13%, 1/14/22	EUR	100	128,721
BHP Billiton Finance USA Ltd., 4.13%, 2/24/42(c)	USD	250	264,203
Big River Steel LLC/BRS Finance Corp., 7.25%, 9/01/25(b)		209	224,153
CONSOL Mining Corp., 11.00%, 11/15/25(b)(f)		562	576,050
Constellium NV(b)(c):
8.00%, 1/15/23		480	514,200
6.63%, 3/01/25		906	939,975
First Quantum Minerals Ltd.(b):
7.00%, 2/15/21(c)		966	1,002,225
7.50%, 4/01/25		222	235,043
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		322	322,000
2.38%, 3/15/18		2,714	2,714,000
3.10%, 3/15/20		1,769	1,771,211
4.00%, 11/14/21		276	278,070
3.55%, 3/01/22		374	370,260
3.88%, 3/15/23		1,737	1,708,774
5.40%, 11/14/34		140	136,500
5.45%, 3/15/43		1,376	1,293,440
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)(c)		571	620,963
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22(b)		192	216,960
Kaiser Aluminum Corp., 5.88%, 5/15/24		124	133,455
Kinross Gold Corp.:
4.50%, 7/15/27(b)		144	145,800
6.88%, 9/01/41		80	89,500
Novelis Corp.(b)(c):
6.25%, 8/15/24		1,194	1,259,670
5.88%, 9/30/26		1,442	1,486,154

52	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Metals & Mining (continued)
Nyrstar Netherlands Holdings BV, 6.88%, 3/15/24	EUR	100	$124,395
Ovako AB, 5.00%, 10/05/22		100	119,251
Rio Tinto Finance USA Ltd., 4.75%, 3/22/42(c)	USD	400	455,101
Steel Dynamics, Inc.:
5.13%, 10/01/21(c)		970	995,462
5.25%, 4/15/23(c)		525	542,063
4.13%, 9/15/25(b)		231	231,578
5.00%, 12/15/26		15	15,900
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25(b)(c)		270	282,825
Teck Resources Ltd.:
4.50%, 1/15/21		82	85,690
3.75%, 2/01/23(c)		828	835,767
8.50%, 6/01/24(b)(c)		1,346	1,541,170
6.13%, 10/01/35		102	115,515
6.00%, 8/15/40(c)		513	568,789
5.20%, 3/01/42(c)		793	794,982
5.40%, 2/01/43(c)		341	347,820
thyssenKrupp AG, 1.38%, 3/03/22	EUR	75	89,454
United States Steel Corp.:
8.38%, 7/01/21(b)(c)	USD	357	389,576
6.88%, 8/15/25		209	212,004
Vale Overseas Ltd., 6.25%, 8/10/26(c)		680	783,530
VM Holdings SA, 5.38%, 5/04/27(b)(c)		857	905,163

			26,095,362
Multi-Utilities — 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp.(c):
5.13%, 7/15/19		150	150,000
6.88%, 10/15/21		240	241,200
7.50%, 11/01/23		286	285,285

			676,485
Multiline Retail — 0.1%
Neiman Marcus Group Ltd., 8.00%, 10/15/21(b)(c)		257	151,630
Target Corp., 4.00%, 7/01/42(c)		300	303,087

			454,717
Oil, Gas & Consumable Fuels — 8.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24(b)		139	151,510
Anadarko Petroleum Corp., 4.50%, 7/15/44(c)		500	488,273
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		44	45,430
6.25%, 10/15/22		80	85,200
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24		65	67,600
Antero Resources Corp.:
5.13%, 12/01/22		92	94,530
5.63%, 6/01/23		88	92,180
Apache Corp., 4.75%, 4/15/43(c)		800	816,101
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22(b)		299	324,415
California Resources Corp., 8.00%, 12/15/22(b)		179	118,140
Callon Petroleum Co., 6.13%, 10/01/24(c)		357	371,280
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/23(c)		273	277,778
8.25%, 7/15/25		118	127,145
Cheniere Corpus Christi Holdings LLC(c):
7.00%, 6/30/24		578	659,642
5.88%, 3/31/25		592	640,840
5.13%, 6/30/27(b)		723	745,594
Cheniere Energy Partners LP, 5.25%, 10/01/25(b)		201	207,030

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.(b):
8.00%, 1/15/25	USD	277	$273,538
8.00%, 6/15/27(c)		1,017	980,769
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 7/20/23(b)(c)		1,117	1,208,929
Citgo Holding, Inc., 10.75%, 2/15/20(b)		170	183,600
ConocoPhillips Co., 4.95%, 3/15/26(c)		700	795,096
CONSOL Energy, Inc.:
5.88%, 4/15/22(c)		3,327	3,393,540
8.00%, 4/01/23		76	81,320
Continental Resources, Inc.:
3.80%, 6/01/24(c)		549	533,216
4.90%, 6/01/44		161	149,931
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 5/15/25(b)(c)		380	394,250
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23		35	36,400
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		362	367,568
DCP Midstream LLC(b):
4.75%, 9/30/21		160	164,800
6.45%, 11/03/36(c)		213	225,248
6.75%, 9/15/37(c)		278	298,850
DEA Finance SA, 7.50%, 10/15/22	EUR	100	129,153
Denbury Resources, Inc.:
5.50%, 5/01/22	USD	521	326,928
4.63%, 7/15/23		60	34,050
Diamond Offshore Drilling, Inc., 7.88%, 8/15/25		110	117,700
Diamondback Energy, Inc., 5.38%, 5/31/25(c)		242	251,378
Eclipse Resources Corp., 8.88%, 7/15/23		80	81,700
Energy Transfer Equity LP:
4.25%, 3/15/23		209	212,660
5.88%, 1/15/24(c)		730	792,050
5.50%, 6/01/27(c)		515	545,900
Energy Transfer LP(c):
6.13%, 12/15/45		500	546,335
5.30%, 4/15/47		350	346,731
Ensco Jersey Finance Ltd., 3.00%, 1/31/24(b)(k)		291	245,895
Enterprise Products Operating LLC, 3.75%, 2/15/25(c)		1,250	1,302,106
EP Energy LLC/Everest Acquisition Finance, Inc.(c):
9.38%, 5/01/20		392	329,158
8.00%, 11/29/24(b)		322	328,440
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21(b)(c)		388	411,280
Extraction Oil & Gas, Inc., 7.38%, 5/15/24(b)		221	235,365
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25		171	173,138
Geopark Ltd., 6.50%, 9/21/24(b)(c)		228	233,814
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21(b)(c)		535	548,375
Gulfport Energy Corp.:
6.63%, 5/01/23		228	233,700
6.00%, 10/15/24		32	32,000
6.38%, 5/15/25		136	138,040
6.38%, 1/15/26(b)		273	275,730
Halcon Resources Corp., 6.75%, 2/15/25(b)(c)		330	337,425
Hess Corp., 4.30%, 4/01/27(c)		750	755,387
Kinder Morgan Energy Partners LP, 4.25%, 9/01/24(c)		2,500	2,608,358
Matador Resources Co., 6.88%, 4/15/23(c)		1,025	1,083,937
MEG Energy Corp.(b):
7.00%, 3/31/24		76	68,970
6.50%, 1/15/25(c)		933	928,335

SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.:
6.88%, 8/15/24(c)	USD	288	$309,600
6.13%, 12/01/42		80	78,900
Nabors Industries, Inc., 0.75%, 1/15/24(b)(k)		472	348,100
Newfield Exploration Co., 5.63%, 7/01/24		132	142,725
NGPL PipeCo LLC(b):
4.38%, 8/15/22		224	230,440
4.88%, 8/15/27		157	162,495
7.77%, 12/15/37(c)		559	697,352
Noble Holding International Ltd., 7.75%, 1/15/24(c)		265	237,175
Oasis Petroleum, Inc.:
6.50%, 11/01/21		53	53,928
6.88%, 3/15/22		258	264,450
6.88%, 1/15/23		60	61,050
2.63%, 9/15/23(k)		260	286,325
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/23(b)(m)(n)		422	149,752
ONEOK, Inc., 6.00%, 6/15/35		40	45,286
Paramount Resources Ltd., 6.88%, 6/30/23(b)(c)		1,235	1,318,362
Parker Drilling Co., 7.50%, 8/01/20		145	131,497
Parsley Energy LLC/Parsley Finance Corp.(b):
6.25%, 6/01/24		79	83,740
5.38%, 1/15/25(c)		361	366,415
5.25%, 8/15/25		91	91,910
5.63%, 10/15/27		295	304,405
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25(b)(c)		252	260,505
Pertamina Persero PT, 5.63%, 5/20/43(b)(c)		2,000	2,190,918
Petrobras Global Finance BV:
5.38%, 1/27/21(c)		478	502,497
8.38%, 5/23/21		42	48,431
6.13%, 1/17/22(c)		912	985,872
5.30%, 1/27/25(b)(c)		403	404,310
8.75%, 5/23/26(c)		637	771,566
6.00%, 1/27/28(b)(c)		1,530	1,549,125
Petroleos Mexicanos(b):
5.38%, 3/13/22		47	49,956
6.50%, 3/13/27(c)		424	463,008
Precision Drilling Corp., 7.75%, 12/15/23		90	92,250
QEP Resources, Inc., 5.25%, 5/01/23		40	39,500
Range Resources Corp.:
5.88%, 7/01/22(c)		437	447,925
5.00%, 8/15/22(c)		91	89,863
5.00%, 3/15/23		148	146,517
4.88%, 5/15/25		142	137,030
Resolute Energy Corp., 8.50%, 5/01/20(c)		492	499,380
Rockies Express Pipeline LLC(b)(c):
5.63%, 4/15/20		875	927,500
6.88%, 4/15/40		521	580,915
Rowan Cos., Inc.:
4.88%, 6/01/22		85	80,113
4.75%, 1/15/24		52	46,150
7.38%, 6/15/25(c)		788	793,894
RSP Permian, Inc.:
6.63%, 10/01/22(c)		290	304,863
5.25%, 1/15/25(b)		178	181,115
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24		10	11,201
Sanchez Energy Corp.(c):
7.75%, 6/15/21		536	498,480
6.13%, 1/15/23		764	637,940
SESI LLC, 7.13%, 12/15/21		100	102,250
Seven Generations Energy Ltd., 5.38%, 9/30/25(b)(c)		473	477,730
Shell International Finance BV, 4.38%, 5/11/45(c)		450	487,738

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
SM Energy Co.:
6.50%, 11/15/21	USD	175	$176,750
6.50%, 1/01/23		82	83,435
5.00%, 1/15/24		5	4,775
5.63%, 6/01/25(c)		571	555,297
6.75%, 9/15/26		105	107,756
Southwestern Energy Co.:
6.70%, 1/23/25		48	49,080
7.50%, 4/01/26		204	211,650
7.75%, 10/01/27		262	272,480
Suncor Energy, Inc., 6.50%, 6/15/38(c)		800	1,066,064
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b):
5.50%, 9/15/24(c)		527	544,786
5.50%, 1/15/28		346	355,083
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 5/01/23		16	16,460
5.13%, 2/01/25		155	159,650
5.38%, 2/01/27		90	93,488
5.00%, 1/15/28(b)		470	471,175
Transocean, Inc., 7.50%, 1/15/26(b)		314	323,420
Tullow Oil PLC, 6.25%, 4/15/22(b)		200	199,500
Weatherford International LLC, 6.80%, 6/15/37		75	63,750
Weatherford International Ltd.:
6.50%, 8/01/36(c)		272	226,440
7.00%, 3/15/38(c)		197	171,390
5.95%, 4/15/42		256	202,240
Whiting Petroleum Corp., 5.00%, 3/15/19(c)		1,028	1,036,995
WildHorse Resource Development Corp., 6.88%, 2/01/25(b)		162	160,785
Williams Cos., Inc., 5.75%, 6/24/44(c)		1,137	1,205,220
Williams Partners LP, 4.50%, 11/15/23(c)		1,750	1,870,470
WPX Energy, Inc.:
7.50%, 8/01/20		54	58,590
6.00%, 1/15/22		159	165,559
8.25%, 8/01/23		109	122,761
5.25%, 9/15/24(c)		438	439,642
YPF SA:
(30D Argentina Deposit Rates Badlar Pvt Banks + 4.00%), 25.46%, 7/07/20(a)		2,831	2,704,368
8.50%, 7/28/25		1,061	1,233,943

			61,579,232
Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 4/15/23(b)		200	219,750

Pharmaceuticals — 1.7%
AbbVie, Inc.(c):
3.20%, 5/14/26		775	769,619
4.45%, 5/14/46		1,000	1,051,947
Actavis Funding SCS(c):
3.80%, 3/15/25		1,000	1,024,677
4.75%, 3/15/45		500	527,460
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 5.88%, 10/15/24(b)		205	214,738
Endo Finance LLC/Endo Finco, Inc., 5.38%, 1/15/23(b)(c)		620	499,100
Forest Laboratories LLC, 5.00%, 12/15/21(b)(c)		718	779,418
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(b)(c)		284	313,110
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23(b)(c)		1,166	1,217,012
Mylan NV, 3.95%, 6/15/26(c)		650	649,232

54	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Pharmaceuticals (continued)
Nidda Healthcare Holding AG, 3.50%, 9/30/24	EUR	100	$119,234
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26(c)	USD	300	292,469
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	145	179,981
Synlab Unsecured Bondco PLC, 8.25%, 7/01/23		100	127,910
Team Health Holdings, Inc., 6.38%, 2/01/25(b)(c)	USD	440	404,800
Valeant Pharmaceuticals International, Inc.(b):
7.50%, 7/15/21		36	35,415
6.75%, 8/15/21(c)		2,057	1,992,719
5.63%, 12/01/2(c)		1,014	924,007
6.50%, 3/15/22(c)		408	432,480
7.25%, 7/15/22		37	35,428
5.88%, 5/15/23(c)		276	233,220
7.00%, 3/15/24(c)		566	612,695
6.13%, 4/15/25		132	110,880
5.50%, 11/01/25		437	446,833

			12,994,384
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp., 3.38%, 10/15/26(c)		250	246,968
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24(c)		204	208,335
iStar, Inc.:
4.63%, 9/15/20		134	136,848
6.00%, 4/01/22		143	148,720
5.25%, 9/15/22		134	137,350
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(c):
5.63%, 5/01/24		1,848	1,995,840
4.50%, 9/01/26		679	681,546
4.50%, 1/15/28(b)		382	381,045
NH Hotel Group SA, 3.75%, 10/01/23	EUR	129	159,149
Starwood Property Trust, Inc., 5.00%, 12/15/21(c)	USD	278	291,205
Trust F/1401, 6.95%, 1/30/44		1,738	1,920,490
TVL Finance PLC, (3 mo. LIBOR GBP + 4.88%), 5.15%, 5/15/23(a)	GBP	100	133,907

			6,441,403
Real Estate Management & Development — 1.1%
DEMIRE Deutsche Mittelstand Real Estate AG, 2.88%, 7/15/22	EUR	100	119,444
Howard Hughes Corp., 5.38%, 3/15/25(b)	USD	256	263,040
Lai Sun International Finance 2012 Ltd., 5.70%, 1/18/18		2,000	2,007,400
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29(b)(c)		4,360	4,208,341
Realogy Group LLC/Realogy Co-Issuer Corp.(b)(c):
4.50%, 4/15/19		205	209,613
5.25%, 12/01/21		384	397,440
4.88%, 6/01/23		673	692,988
RESIDOMO Sro, 3.38%, 10/15/24	EUR	100	119,257

			8,017,523
Road & Rail — 1.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 6/01/22(b)(c)	USD	462	464,310
Avis Budget Finance PLC, 4.13%, 11/15/24	EUR	100	118,954
Burlington Northern Santa Fe LLC, 4.38%, 9/01/42(c)	USD	500	543,225
Herc Rentals, Inc.(b):
7.50%, 6/01/22		68	73,596
7.75%, 6/01/24(c)		227	249,133
Hertz Corp., 7.63%, 6/01/22(b)(c)		299	311,767
Lima Metro Line 2 Finance Ltd., 5.88%, 7/05/34(b)(c)		4,000	4,405,000

Security		Par (000)	Value
Road & Rail (continued)
Loxam SAS, 3.50%, 5/03/23	EUR	100	$121,581
Union Pacific Corp., 4.05%, 11/15/45(c)	USD	500	524,676
United Rentals North America, Inc.(c):
4.63%, 10/15/25		464	474,742
4.88%, 1/15/28		462	464,310

			7,751,294
Semiconductors & Semiconductor Equipment — 1.1%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		89	100,459
Analog Devices, Inc., 3.50%, 12/05/26(c)		320	324,724
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27(b)(c)		2,600	2,674,943
Microchip Technology, Inc.(k):
1.63%, 2/15/25		83	152,564
2.13%, 12/15/37		75	302,016
Micron Technology, Inc.:
5.25%, 8/01/23(b)(c)		523	547,372
5.25%, 1/15/24(b)		47	49,409
5.50%, 2/01/25		11	11,688
Series G, 3.00%, 11/15/43(k)		395	612,250
Microsemi Corp., 9.13%, 4/15/23(b)		22	25,025
NXP BV/NXP Funding LLC(b)(c):
4.13%, 6/15/20		760	791,350
4.13%, 6/01/21		203	212,135
4.63%, 6/15/22		410	439,213
3.88%, 9/01/22		200	207,750
4.63%, 6/01/23		224	241,360
ON Semiconductor Corp., 1.00%, 12/01/20(k)		305	393,259
QUALCOMM, Inc., 4.65%, 5/20/35(c)		400	436,454
Sensata Technologies BV, 5.00%, 10/01/25(b)		15	15,900
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26(b)(c)		540	591,300

			8,129,171
Software — 2.0%
ACI Worldwide, Inc., 6.38%, 8/15/20(b)(c)		580	590,803
BMC Software Finance, Inc., 8.13%, 7/15/21(b)(c)		783	801,596
CA, Inc., 3.60%, 8/15/22(c)		660	676,809
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(b)(c)		469	529,384
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22(b)		51	50,490
Infor US, Inc., 6.50%, 5/15/22(c)		1,857	1,935,922
Informatica LLC, 7.13%, 7/15/23(b)(c)		693	705,127
Microsoft Corp., 3.70%, 8/08/46(c)		1,750	1,757,010
Nuance Communications, Inc.:
5.38%, 8/15/20(b)(c)		47	47,635
6.00%, 7/01/24(c)		238	256,814
5.63%, 12/15/26(b)		153	162,563
Oracle Corp., 4.00%, 7/15/46(c)		1,500	1,549,698
PTC, Inc., 6.00%, 5/15/24		239	259,303
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)(c)		236	248,538
RP Crown Parent LLC, 7.38%, 10/15/24(b)(c)		374	388,960
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24(b)(c)		1,792	2,042,880
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23(c)		584	616,850
TIBCO Software, Inc., 11.38%, 12/01/21(b)(c)		929	1,014,932
Veritas US, Inc./Veritas Bermuda Ltd.:
7.50%, 2/01/23	EUR	100	124,056
7.50%, 2/01/23(b)(c)	USD	615	653,438
10.50%, 2/01/24(b)(c)		801	853,065

			15,265,873

SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24(c)	USD	395	$416,725
Catalent Pharma Solutions, Inc., 4.88%, 1/15/26(b)		384	389,760
Group 1 Automotive, Inc., 5.25%, 12/15/23(b)		53	54,590
JC Penney Corp., Inc.:
8.13%, 10/01/19(c)		50	49,875
6.38%, 10/15/36		29	17,038
7.40%, 4/01/37		66	40,260
L Brands, Inc., 6.88%, 11/01/35(c)		424	420,820
Lowe’s Cos., Inc., 4.65%, 4/15/42(c)		400	448,624
Masaria Investments SAU, 5.00%, 9/15/24	EUR	100	118,101
Penske Automotive Group, Inc., 5.50%, 5/15/26	USD	32	32,960
PetSmart, Inc., 5.88%, 6/01/25(b)		158	137,855
Shop Direct Funding PLC, 7.75%, 11/15/22(f)	GBP	100	132,990

			2,259,598
Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc., 4.65%, 2/23/46(c)	USD	1,500	1,709,886
Dell International LLC/EMC Corp.(b):
4.42%, 6/15/21		25	26,288
7.13%, 6/15/24(c)		774	854,302
6.02%, 6/15/26(c)		170	189,444
8.35%, 7/15/46(c)		100	129,587
Riverbed Technology, Inc., 8.88%, 3/01/23(b)		180	161,100
Western Digital Corp.(c):
7.38%, 4/01/23(b)		515	563,925
10.50%, 4/01/24		287	336,794

			3,971,326
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 5/01/23	EUR	54	68,325
Hanesbrands, Inc., 4.63%, 5/15/24(b)	USD	59	60,622
Levi Strauss & Co., 3.38%, 3/15/27	EUR	100	122,455
Springs Industries, Inc., 6.25%, 6/01/21	USD	59	60,770

			312,172
Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 9/15/21	GBP	100	139,124
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b):
5.25%, 3/15/22(c)	USD	36	37,260
5.25%, 10/01/25		228	227,145
MGIC Investment Corp., 5.75%, 8/15/23		101	111,100

			514,629
Tobacco — 0.3%
Altria Group, Inc., 4.50%, 5/02/43(c)		750	802,816
Philip Morris International, Inc., 4.38%, 11/15/41(c)		900	953,737
Reynolds American, Inc., 5.85%, 8/15/45(c)		715	878,800

			2,635,353
Trading Companies & Distributors — 0.3%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust(b)(c):
Series 2012-1, Class B, 6.50%, 5/30/21		292	302,596
Series 2013-1, Class A, 5.25%, 5/30/25		2,035	2,131,256

			2,433,852
Transportation Infrastructure — 0.4%
CEVA Group PLC, 7.00%, 3/01/21(b)(c)		510	488,325
CMA CGM SA, 7.75%, 1/15/21	EUR	100	122,600
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26(b)(c)	USD	390	386,510
Rumo Luxembourg Sarl, 7.38%, 2/09/24(b)(c)		1,061	1,155,960
Swissport Financing Sarl, 9.75%, 12/15/22	EUR	100	127,551
Transurban Finance Co. Property Ltd., 4.13%, 2/02/26(b)(c)	USD	520	541,208
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	100	127,082

			2,949,236

Security		Par (000)	Value
Utilities — 0.6%
AES Argentina Generacion SA, 7.75%, 2/02/24(b)(c)	USD	1,061	$1,147,981
AES Panama SRL, 6.00%, 6/25/22(b)(c)		653	686,466
ContourGlobal Power Holdings SA, 5.13%, 6/15/21	EUR	100	122,434
Emera US Finance LP, 4.75%, 6/15/46(c)	USD	200	216,909
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23(b)(c)		1,061	1,181,689
Stoneway Capital Corp., 10.00%, 3/01/27(b)(c)		1,061	1,119,355

			4,474,834
Wireless Telecommunication Services — 2.6%
CoreCivic, Inc., 4.75%(j)		162	162,405
CyrusOne LP/CyrusOne Finance Corp., 5.00%, 3/15/24(b)(c)		477	500,254
Digicel Group Ltd., 8.25%, 9/30/20(b)(c)		638	630,822
Digicel Ltd., 6.00%, 4/15/21(b)(c)		5,000	4,918,300
Equinix, Inc., 2.88%, 10/01/25	EUR	100	119,469
GEO Group, Inc.:
5.13%, 4/01/23(c)	USD	553	562,677
5.88%, 10/15/24		57	59,582
6.00%, 4/15/26		24	25,080
Matterhorn Telecom SA, (3 mo. EURIBOR + 3.25%), 3.25%, 2/01/23(a)	EUR	90	105,330
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25(b)(c)	USD	428	420,510
SBA Communication Corp., 4.00%, 10/01/22(b)(c)		475	482,125
SBA Communications Corp., 4.88%, 9/01/24(c)		309	317,498
Sprint Capital Corp.:
6.90%, 5/01/19		155	163,525
6.88%, 11/15/28(c)		1,084	1,156,492
8.75%, 3/15/32 (c)		1,095	1,327,687
Sprint Communications, Inc., 7.00%, 3/01/20(b)(c)		974	1,056,790
Sprint Corp.:
7.25%, 9/15/21		48	52,320
7.88%, 9/15/23(c)		986	1,101,855
7.13%, 6/15/24(c)		1,582	1,710,047
7.63%, 2/15/25(c)		557	610,611
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23(b)		489	496,091
T-Mobile USA, Inc.:
4.00%, 4/15/22(c)		234	242,044
6.00%, 3/01/23		40	42,150
6.63%, 4/01/23		753	790,650
6.84%, 4/28/23(c)		610	643,550
6.50%, 1/15/24(c)		440	469,700
5.13%, 4/15/25(c)		238	249,234
5.38%, 4/15/27		143	154,798
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/01/22(b)		109	113,360
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23(c)		533	513,013
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	100	117,650
Wind Tre SpA, 5.00%, 1/20/26(b)(f)	USD	496	499,218
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 6/01/22(b)(f)(h)		137	147,917

			19,962,754

Total Corporate Bonds — 66.8%			511,454,945

Floating Rate Loan Interests

Aerospace & Defense — 0.1%
Accudyne Industries LLC, 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.08%, 8/02/24(o)		582	586,219

56	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Aerospace & Defense (continued)
Sequa Mezzanine Holdings L.L.C., 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.37%, 4/28/22(o)	USD	73	$74,871

			661,090
Air Freight & Logistics — 0.0%
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.50%), 6.50%, 3/19/21(d)(o)		29	27,991
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.88%, 3/19/21(o)		30	28,592
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.88%, 3/19/21(o)		5	4,319
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.88%, 3/19/21(o)		42	40,720

			101,622
Auto Components — 0.0%
USI, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.00%), 4.31%, 5/16/24(o)		104	104,216

Banks — 0.0%
Redtop Acquisitions Ltd., USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.63%, 11/01/24(o)		117	117,322

Chemicals — 0.1%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.33%, 1/31/24(o)		142	142,590
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.83%, 6/28/24(o)		61	61,763
H.B. Fuller Company, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.49%, 10/12/24(o)		315	316,707
Tronox Blocked Borrower LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.32%, 9/22/24(o)		37	37,785
Tronox Finance LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.32%, 9/22/24(o)		87	87,197

			646,042
Commercial Services & Supplies — 0.1%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.24%, 8/04/25(o)		274	282,735
West Corporation, 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 10/10/24(o)		590	590,763

			873,498
Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.63%, 6/21/24(o)		1,893	1,904,971

Diversified Consumer Services — 0.0%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.49%, 7/12/24(o)		72	72,570
Laureate Education, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.74%, 4/26/24(o)		144	144,907

			217,477
Diversified Financial Services — 9.9%
Aviron Capital LLC:
Term Loan,(3 mo. LIBOR + 15.00%), 16.38%, 7/17/20(d)(o)		11,566	11,566,078
2017 Term Loan, 5.00%, 7/17/20(d)		63,318	63,318,013
Lone Star LSPT Future Funding, Mezzanine Term Loan, (1 mo. LIBOR + 4.35%), 5.06%, 9/09/20(d)(o)		754	754,308

			75,638,399

Security		Par (000)	Value
Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., 2017 Term Loan B, 11.61%, 1/31/25(o)	USD	909	$896,883
Lumos Networks Operating Co.(p):
1st Lien Term Loan B, 1.00%, 10/16/24(o)		69	69,730
MTN Topco Term Loan, 1.00%, 10/16/24(o)		68	67,995

			1,034,608
Electrical Equipment — 0.1%
Gates Global LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.58%, 4/01/24(o)		329	331,274

Energy Equipment & Services — 0.0%
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.30%), 3.56%, 7/13/20(d)(o)		273	264,853

Food Products — 0.0%
Chobani, LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.74%, 10/07/23(o)		71	71,469

Health Care Equipment & Supplies — 0.2%
DJO Finance LLC, 2015 Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.50%, 6/08/20(o)		625	625,180
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00%, 1.00% Floor), 6.31%, 6/15/21(o)		858	874,028
Ortho-Clinical Diagnostics SA, Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.08%, 6/30/21(o)		40	39,874

			1,539,082
Health Care Providers & Services — 0.0%
Surgery Center Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.50%, 9/02/24(o)		57	56,439
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.99%, 2/06/24(o)		56	55,232

			111,671
Hotels, Restaurants & Leisure — 2.3%
Caesars Entertainment Resort Properties LLC, Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.74%, 10/11/20(o)		3,289	3,290,525
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 1.00%, 9/27/24(p)(o)		626	629,800
Hilton Ft. Lauderdale, Mezzanine Term Loan 5, (1 mo. LIBOR + 6.00%), 7.24%, 8/04/19(d)(o)		6,500	6,386,250
Hilton Orlando, Mezzanine A3, (1 mo. LIBOR + 5.50%), 7.49%, 7/09/19(d)(o)		7,250	7,250,000

			17,556,575
Household Products — 0.0%
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 4.32%, 9/06/24(o)		134	134,527

Industrial Conglomerates — 0.1%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%), 5.24%, 11/30/23(o)		352	354,850
Sequa Corp., 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.87%, 11/28/21(o)		203	203,949

			558,799
Insurance — 0.1%
Alliant Holdings I, Inc., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.49%, 8/12/22(o)		135	135,832
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.99%, 3/01/21(o)		467	469,325

			605,157

SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
IT Services — 0.0%
Peak 10, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.81%, 8/01/24(o)	USD	178	$178,780
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.56%, 8/01/25(o)		75	76,875

			255,655
Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.58%, 8/30/24(o)		178	179,225
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.33%, 8/30/25(o)		30	30,487
Parexel International Corporation, Term Loan B, (3 mo. LIBOR + 3.00%), 4.24%, 9/27/24(o)		148	149,322

			359,034
Machinery — 0.0%
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 4.74%, 8/05/24(o)		66	66,550

Media — 0.3%
CSC Holdings LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 3.49%, 7/17/25(o)		65	64,745
iHeartCommunications, Inc., Term Loan D, (3 mo. LIBOR + 6.75%), 8.08%, 1/30/19(o)		696	520,256
Intelsat Jackson Holdings SA, Term Loan B2, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.07%, 6/30/19(o)		1,579	1,573,589

			2,158,590
Multiline Retail — 0.0%
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.49%, 10/25/20(o)		327	256,362

Oil, Gas & Consumable Fuels — 0.3%
BCP Renaissance Parent LLC, 2017 Term Loan B, (3 mo. LIBOR + 4.00%), 5.38%, 9/19/24(o)		310	313,391
California Resources Corp., Term Loan A, (1 mo. LIBOR + 3.00%), 4.24%, 10/01/19(o)		491	471,826
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.81%, 8/23/21(o)		881	943,762
Vine Oil & Gas LP, Term Loan B, (3 mo. LIBOR + 6.88%), 8.12%, 12/12/21(o)		315	309,488

			2,038,467
Professional Services — 0.0%
Information Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.62%, 1/18/24(o)		86	86,462

Software — 0.5%
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.57%, 9/19/24(o)		144	145,760
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.32%, 9/19/25(o)		34	35,020
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 9/10/22(o)		459	461,821
Cypress Intermediate Holdings, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.25%, 4/27/24(o)		133	133,503
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 7.99%, 4/27/25(o)		40	41,075
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.75%), 5.07%, 5/28/24(o)		493	496,821
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 9.56%, 11/01/24(o)		624	641,132

Security		Par (000)	Value
Software (continued)
McAfee, LLC, 2017 USD Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.83%, 9/30/24(o)	USD	324	$325,967
Misys Europe SA, 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.82%, 6/13/24(o)		195	194,342
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.04%, 4/26/24(o)		165	161,143
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 4.24%, 5/01/24(o)		269	270,111
Veritas Bermuda Ltd., USD Repriced Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.83%, 1/27/23(o)		822	828,188

			3,734,883
Specialty Retail — 0.0%
Belron SA, Term Loan B, (3 mo. LIBOR + 2.50%), 3.89%, 11/07/24(o)		144	144,900

Textiles, Apparel & Luxury Goods — 0.0%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.58%, 8/12/22(d)(o)		309	311,782

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.61%, 8/23/24(o)		153	153,956
HD Supply Waterworks Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.46%, 8/01/24(o)		153	153,956

			307,912

Total Floating Rate Loan Interests — 14.6%			112,193,249

Foreign Agency Obligations
Argentine Republic Government International Bond(c):
5.63%, 1/26/22		1,042	1,094,100
7.50%, 4/22/26		3,437	3,883,810
6.88%, 1/26/27		2,768	3,017,120
7.63%, 4/22/46		2,767	3,099,040
Bahrain Government International Bond, 6.75%, 9/20/29(b)		582	578,857
Brazil Letras do Tesouro Nacional, 0.00%, 1/01/19(q)	BRL	1,824	514,284
Colombia Government International Bond, 3.88%, 4/25/27(c)	USD	1,571	1,581,211
Cyprus Government International Bond, 4.63%, 2/03/20(b)	EUR	2,950	3,766,191
Egypt Government International Bond:
5.75%, 4/29/20	USD	3,197	3,318,806
8.50%, 1/31/47(b)		831	939,921
Hellenic Republic Government Bond(l):
3.00%, 2/24/23	EUR	27	29,798
3.00%, 2/24/24		27	29,227
3.00%, 2/24/25		27	28,782
2.00%, 2/24/26		27	28,306
2.00%, 2/24/27		27	27,799
3.00%, 2/24/28		27	26,977
3.00%, 2/24/29		27	26,353
3.00%, 2/24/30		27	25,868
3.00%, 2/24/31		27	25,406
3.00%, 2/24/32		27	25,082
2.00%, 2/24/33		27	24,753
2.00%, 2/24/34		27	24,428
3.00%, 2/24/35		27	24,100
3.00%, 2/24/36		27	23,820
3.00%, 2/24/37		27	23,570

58	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Foreign Agency Obligations (continued)
Hellenic Republic Government Bond(l) (continued):
3.00%, 2/24/38	EUR	27	$23,375
3.00%, 2/24/39		27	23,309
3.00%, 2/24/40		27	23,210
3.00%, 2/24/41		27	23,189
3.00%, 2/24/42		27	23,211
Iceland Government International Bond, 5.88%, 5/11/22	USD	3,415	3,883,162
Indonesia Government International Bond, 4.75%, 1/08/26		3,090	3,368,699
Indonesia Treasury Bond:
7.88%, 4/15/19	IDR	32,073,000	2,431,508
11.00%, 11/15/20		13,991,000	1,166,369
8.38%, 9/15/26		16,127,000	1,305,024
Lebanon Government International Bond, 6.85%, 3/23/27	USD	1,647	1,603,704
Mexican Bonos, 7.50%, 6/03/27	MXN	371	1,962,889
Mexico Government International Bond, 4.13%, 1/21/26(c)	USD	847	882,574
Portugal Government International Bond, 5.13%, 10/15/24(b)		3,680	3,895,795
Republic of South Africa Government International Bond:
5.50%, 3/09/20(c)		1,712	1,810,440
5.88%, 5/30/22		1,085	1,183,783
4.88%, 4/14/26		822	817,055
4.85%, 9/27/27		630	614,956
Russian Federal Bond — OFZ:
6.40%, 5/27/20	RUB	30,139	505,168
7.05%, 1/19/28		129,588	2,149,703
Russian Foreign Bond — Eurobond:
4.88%, 9/16/23	USD	1,000	1,087,716
4.75%, 5/27/26		2,800	2,955,568
4.25%, 6/23/27		2,000	2,038,340
Saudi Government International Bond, 3.63%, 3/04/28(b)(c)		532	528,010
Slovenia Government International Bond, 5.85%, 5/10/23(b)		766	883,422
Sri Lanka Government International Bond, 5.88%, 7/25/22		3,000	3,202,500
Turkey Government Bond:
8.50%, 7/10/19	TRY	2,283	566,936
10.50%, 1/15/20		1,141	289,871
Turkey Government International Bond(c):
7.00%, 6/05/20	USD	1,695	1,835,719
5.63%, 3/30/21		1,336	1,408,238
5.13%, 3/25/22		2,112	2,190,930
7.38%, 2/05/25		531	608,726
6.00%, 3/25/27		805	847,826

Total Foreign Agency Obligations — 8.9%			68,328,534

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 18.1%
American Home Mortgage Assets Trust, Series 2006-5, Class A1, (12 mo. MTA + 0.92%), 1.86%, 11/25/46(a)		5,915	3,419,874
CHL Mortgage Pass-Through Trust:
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.24%), 1.48%, 3/25/36(a)		10,821	9,780,268
Series 2007-J2, Class 2A1, (1 mo. LIBOR US + 0.65%), 1.89%, 7/25/37(a)		4,529	2,636,974
Series 2007-J2, Class 2A8, 6.00%, 7/25/37		2,501	1,991,123

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
CIM Trust, Series 2017-6, Class A1, 3.02%, 6/25/57(b)(e)	USD	10,714	$10,658,935
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 3.57%, 11/25/36(e)		6,205	5,853,551
Countrywide Alternative Loan Trust:
Series 2005-61, Class 2A1, (1 mo. LIBOR US + 0.28%), 1.52%, 12/25/35(a)		3,105	2,950,827
Series 2005-9CB, Class 1A3, (1 mo. LIBOR US + 0.45%), 1.69%, 5/25/35(a)		3,638	3,231,389
Series 2006-40T1, Class 2A5, (1 mo. LIBOR US + 0.40%), 1.64%, 12/25/36(a)		2,550	843,140
Series 2006-7CB, Class 2A1, 6.50%, 5/25/36		3,023	2,233,381
Series 2006-J7, Class 2A1, (11th District Cost of Funds + 1.50%), 2.23%, 11/20/46(a)		6,509	4,450,434
Series 2006-J8, Class A5, 6.00%, 2/25/37		1,999	1,423,147
Series 2006-OA14, Class 3A1, (12 mo. MTA + 0.85%), 1.79%, 11/25/46(a)		9,930	8,687,986
Series 2006-OA16, Class A2, (1 mo. LIBOR US + 0.19%), 1.43%, 10/25/46(a)		6,723	6,392,462
Series 2006-OA18, Class A1, (1 mo. LIBOR US + 0.12%), 1.36%, 12/25/46(a)		4,097	3,840,333
Series 2006-OA22, Class A1, (1 mo. LIBOR US + 0.16%), 1.40%, 2/25/47(a)		3,848	3,689,111
Series 2006-OA6, Class 1A1A, (1 mo. LIBOR US + 0.21%), 1.45%, 7/25/46(a)		7,743	6,598,296
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.19%), 1.43%, 7/25/46(a)		2,959	2,757,573
Series 2007-12T1, Class A22, 5.75%, 6/25/37(c)		5,621	4,620,565
Series 2007-12T1, Class A5, 6.00%, 6/25/37		2,728	2,296,665
Series 2007-22, Class 2A16, 6.50%, 9/25/37		9,685	6,950,108
Series 2007-23CB, Class A1, 6.00%, 9/25/37		7,612	6,385,488
Series 2007-4CB, Class 1A3, (1 mo. LIBOR US + 0.35%), 1.59%, 4/25/37(a)		4,549	3,612,563
Series 2007-OA2, Class 1A1, (12 mo. MTA + 0.84%), 1.78%, 3/25/47(a)		4,870	3,980,173
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.20%), 1.44%, 4/25/46(a)		8,822	8,152,746
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 1.83%, 5/26/37(b)(d)		13,110	10,815,968
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(e)		8,519	3,785,227
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, (1 mo. LIBOR US + 0.60%), 1.84%, 8/25/36(a)		7,100	2,333,821
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 1.71%, 5/25/47(a)		4,746	4,537,408

			138,909,536
Commercial Mortgage-Backed Securities — 3.4%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2013-DSMZ, Class M, (1 mo. LIBOR + 5.69%), 6.92%, 9/15/18(a)(b)(d)		7,500	7,499,925
Commercial Mortgage Pass-Through Certificates(a)(b):
Series 2014-FL5, Class HFL1, (1 mo. LIBOR + 3.25%), 4.49%, 7/15/31(d)		6,057	5,858,197
Series 2014-PAT, Class E, (1 mo. LIBOR + 3.15%), 4.39%, 8/13/27		1,000	1,015,692
Series 2014-PAT, Class F, (1 mo. LIBOR + 2.44%), 3.68%, 8/13/27		3,000	2,996,338
Series 2014-PAT, Class G, (1 mo. LIBOR + 1.59%), 2.83%, 8/13/27		2,000	1,999,420

SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class B, 4.88%, 7/15/37	USD	732	$730,784
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class GFX, 3.38%, 12/15/34(b)(e)		780	768,233
Madison Avenue Trust, Series 2013-650M, Class E, 4.03%, 10/12/32(b)(e)		5,000	4,949,699

			25,818,288

Total Non-Agency Mortgage-Backed Securities — 21.5%			164,727,824

Preferred Securities

Capital Trusts
Auto Components — 0.1%
General Motors Financial Co., Inc., Series A, 5.75%(e)(j)		412	430,540

Banks — 4.1%
Banco Bilbao Vizcaya Argentaria SA, 8.88%(i)(j)		200	279,564
Banco Santander SA, 6.25%(i)(j)		100	122,018
BNP Paribas SA, 7.20%(b)(c)(i)(j)		4,000	4,667,520
Capital One Financial Corp., Series E, 5.55%(c)(i)(j)		3,500	3,670,625
CIT Group, Inc., Series A, 5.80%(c)(i)(j)		567	587,554
Citigroup, Inc.(c)(i)(j)
5.90%		2,250	2,413,372
Series P, 5.95%		3,700	4,048,207
Series R, 6.13%		1,170	1,254,825
Cooperatieve Rabobank UA, 6.63%(i)(j)		200	270,536
Fifth Third Bancorp, Series J, 4.90%(c)(i)(j)		3,000	3,045,000
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 1.63%(a)(j)		100	86,250
Intesa Sanpaolo SpA, 7.00%(i)(j)		234	303,184
RZB Finance Jersey IV Ltd., 1.62%(i)(j)		100	116,518
Wells Fargo & Co.(c)(i)(j):
Series S, 5.90%		9,010	9,879,915
Series U, 5.88%		770	860,860

			31,605,948
Capital Markets — 1.1%
Goldman Sachs Group, Inc., Series P, 5.00%(e)(f)(j)		910	911,138
Morgan Stanley, Series H, 5.45%(c)(i)(j)		5,007	5,192,259
State Street Corp., Series F, 5.25%(c)(i)(j)		1,875	1,975,781
UBS Group AG, 5.75%(i)(j)		200	270,972

			8,350,150
Chemicals — 0.0%
Lanxess AG, 4.50%, 12/06/76(i)		50	64,659
Solvay Finance SA, 5.12%(i)(j)		100	131,739

			196,398
Diversified Financial Services — 4.4%
Bank of America Corp.(c)(i)(j):
Series AA, 6.10%		3,195	3,566,419
Series U, 5.20%		1,750	1,824,375
Series V, 5.13%		705	721,744
Series X, 6.25%		6,175	6,877,406
Bank of New York Mellon Corp., Series D, 4.50%(c)(i)(j)		6,067	6,116,507
Barclays PLC, 7.25%(i)(j)		200	290,931
HBOS Capital Funding LP, 6.85%(j)		200	205,000
HSBC Holdings PLC, 6.00%(c)(i)(j)		695	738,437
HSH Nordbank AG, 7.25%(j)		35	17,412
HT1 Funding GmbH, 1.84%(i)(j)		30	33,372
JPMorgan Chase & Co.(c)(i)(j):
Series Q, 5.15%		5,500	5,787,375
Series V, 5.00%		3,830	3,948,615

Security		Shares/Par (000)	Value
Diversified Financial Services (continued)
Royal Bank of Scotland Group PLC, 8.63%(i)(j)	USD	200	$226,480
Societe Generale SA, 6.00%(b)(c)(i)(j)		3,000	3,078,378

			33,432,451
Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV, 6.13%(i)(j)		100	122,018
SoftBank Group Corp., 6.00%(i)(j)		355	360,325
Telefonica Europe BV(i)(j):
3.75%		100	124,410
4.20%		300	371,555

			978,308
Electric Utilities — 1.1%
Electricite de France SA, 5.25%(b)(c)(i)(j)		7,500	7,809,375
Enel SpA(i):
6.50%, 1/10/74		102	127,280
7.75%, 9/10/75		100	152,112
Gas Natural Fenosa Finance BV, 4.13%(i)(j)		100	126,678

			8,215,445
Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		100	125,396

Food & Staples Retailing — 0.0%
Danone SA, 1.75%(e)(j)		100	116,996

Industrial Conglomerates — 0.8%
General Electric Co., Series D, 5.00%(c)(i)(j)		5,921	6,180,044

Insurance — 1.3%
Allstate Corp., 5.75%, 8/15/53(c)(i)		2,000	2,185,000
Prudential Financial, Inc., 5.63%, 6/15/43(c)(i)		6,000	6,519,000
Voya Financial, Inc., 5.65%, 5/15/53(c)(i)		1,090	1,149,950

			9,853,950
Oil, Gas & Consumable Fuels — 0.0%
TOTAL SA, 3.88%(i)(j)		100	130,768

Total Capital Trusts — 13.0%			99,616,394

Preferred Stocks

Banks — 0.3%
Citigroup, Inc., Series K, 6.88%(i)(j)		75,033	2,166,750

Capital Markets — 2.2%
Goldman Sachs Group, Inc., Series J, 5.50%(i)(j)		395,026	10,606,206
Morgan Stanley(i)(j):
Series F, 6.88%		100,009	2,855,000
Series K, 5.85%		84,337	2,276,883
SCE Trust III, Series H, 5.75%(i)(j)		23,738	638,100

			16,376,189
Real Estate Investment Trusts (REITs) — 1.8%
Firstar Realty LLC, 8.88%(b)(j)		10,017	12,300,000
SunTrust Real Estate Investment Corp., 9.00%(b)(d)(j)		31	1,707,834

			14,007,834

Total Preferred Stocks — 4.3%			32,550,773

Total Preferred Securities — 17.3%			132,167,167

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 2.8%
Fannie Mae Connecticut Avenue Securities, Series 2016-C06, Class 1M2, (1 mo. LIBOR US + 4.25%), 5.49%, 4/25/29(a)	USD	545	611,957

60	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Shares/Par (000)	Value
Collateralized Mortgage Obligations (continued)
Freddie Mac REMICS, Series 4480, Class ZX, 4.00%, 11/15/44(c)	USD	4,940	$5,173,242
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 3.74%, 3/25/30(e)		12,000	12,107,471
Series 2017-DNA2, Class M2, (1 mo. LIBOR US + 3.45%), 4.69%, 10/25/29(a)		3,000	3,188,138

Total U.S. Government Sponsored Agency Securities — 2.8%			21,080,808

Warrants — 0.0%

Diversified Financial Services — 0.0%
Aviron Capital LLC (Expires 10/20/18)(r)		10	—

Total Long-Term Investments — 158.6% (Cost — $1,169,629,959)			1,214,764,398

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.93%(s)(t)		347,225	347,225

Total Short-Term Securities — 0.0% (Cost — $347,225)			347,225
Options Purchased — 0.0% (Cost — $110,477)			119,577

Total Investments Before Options Written — 158.6% (Cost — $1,170,087,661)			1,215,231,200
Options Written (Premiums Received — $72,152) — (0.0)%			(104,106)
Total Investments, Net of Options Written — 158.6% (Cost — $1,170,015,509)			1,215,127,094
Liabilities in Excess of Other Assets — (58.6)%			(449,267,948)

Net Assets — 100.0%			$765,859,146

(a)	Floating rate security. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(f)	When-issued security.
(g)	Amount is less than $500.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Perpetual security with no stated maturity date.
(k)	Convertible security.
(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(m)	Non-income producing security.
(n)	Issuer filed for bankruptcy and/or is in default.
(o)	Variable rate security. Rate shown is the rate in effect as of period end.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Zero-coupon bond.
(r)	All or a portion of the security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.
(s)	Annualized 7-day yield as of period end.

(t)	During the year ended October 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 10/31/16	Shares Purchased	Shares Sold		Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	6,322,410	—	(5,975,185	)(b)	347,225	$347,225	$46,873	$35	$—
iShares MSCI Emerging Markets ETF	—	13,000	(13,000)		—	—	2,492	15,857	—

						$347,225	$49,365	$15,892	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	1.04%	01/06/17	Open	$382,193	$386,386	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	01/06/17	Open	267,000	269,930	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	01/06/17	Open	357,825	361,752	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.04	01/06/17	Open	353,350	357,227	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.04	01/06/17	Open	729,375	737,379	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.04	01/06/17	Open	508,750	514,333	Capital Trusts	Open/Demand

SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	1.59%	01/06/17	Open	$463,750	$468,846	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	01/06/17	Open	300,800	304,105	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	01/06/17	Open	442,500	447,362	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	01/06/17	Open	287,250	290,406	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	01/06/17	Open	482,500	487,802	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	01/06/17	Open	503,750	509,286	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	01/06/17	Open	240,625	243,269	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	01/06/17	Open	644,000	651,077	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	01/06/17	Open	411,000	415,516	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	01/06/17	Open	1,017,500	1,028,681	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	01/06/17	Open	253,125	255,906	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	01/09/17	Open	764,660	775,431	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	01/17/17	Open	502,848	509,814	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	01/18/17	Open	736,800	746,762	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.95	01/18/17	Open	537,600	544,911	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	01/18/17	Open	693,504	702,935	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.95	01/18/17	Open	687,608	696,959	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.95	01/18/17	Open	1,288,064	1,305,580	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	01/18/17	Open	819,400	830,543	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.95	01/18/17	Open	653,808	662,699	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.95	01/20/17	Open	403,760	409,219	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	01/20/17	Open	2,396,192	2,428,591	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.95	02/03/17	Open	123,975	125,528	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/03/17	Open	927,350	939,384	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/03/17	Open	487,640	493,968	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/03/17	Open	551,475	558,631	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40	02/06/17	Open	391,050	396,157	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/06/17	Open	442,400	448,089	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/06/17	Open	1,428,430	1,446,688	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/08/17	Open	311,040	314,992	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/09/17	Open	163,400	165,482	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	02/10/17	Open	585,000	591,001	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.95	02/15/17	Open	405,450	410,522	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/15/17	Open	1,578,450	1,598,196	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/15/17	Open	258,570	261,805	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/15/17	Open	397,100	402,068	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/15/17	Open	852,600	863,266	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/16/17	Open	202,364	204,887	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/23/17	Open	1,422,080	1,438,483	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/24/17	Open	925,100	936,349	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/24/17	Open	251,875	254,938	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/24/17	Open	267,090	270,338	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/24/17	Open	273,075	276,396	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/24/17	Open	255,200	258,303	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/24/17	Open	331,470	335,501	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/24/17	Open	741,125	750,137	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/24/17	Open	264,275	267,489	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/24/17	Open	320,460	324,357	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/24/17	Open	269,775	273,055	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	02/24/17	Open	400,200	405,066	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/01/17	Open	214,650	217,218	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/01/17	Open	260,260	263,374	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/01/17	Open	241,165	244,051	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/07/17	Open	655,200	662,836	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/07/17	Open	423,916	428,890	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/07/17	Open	1,048,381	1,060,681	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/08/17	Open	258,375	261,376	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/09/17	Open	209,125	211,530	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/10/17	Open	301,785	305,343	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/10/17	Open	293,460	296,920	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/10/17	Open	221,610	224,223	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/13/17	Open	228,000	230,656	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/13/17	Open	206,000	208,400	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/13/17	Open	439,000	444,023	Corporate Bonds	Open/Demand

62	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	1.95%	03/13/17	Open	$167,000	$168,945	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/13/17	Open	121,000	122,409	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/13/17	Open	202,000	204,353	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/13/17	Open	162,000	163,887	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/13/17	Open	140,000	141,631	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/13/17	Open	189,000	191,202	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/13/17	Open	272,000	275,168	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/13/17	Open	237,000	239,761	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/15/17	Open	125,000	126,432	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.55	03/16/17	Open	1,753,000	1,768,628	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.55	03/16/17	Open	2,535,000	2,557,600	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.55	03/16/17	Open	2,413,000	2,434,513	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.55	03/16/17	Open	1,924,000	1,941,153	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	776,000	784,893	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	665,000	672,621	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,522,000	1,539,442	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	2,015,000	2,038,091	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	755,000	763,652	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,852,000	1,873,223	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,694,000	1,713,413	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,837,500	1,858,557	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	2,525,000	2,553,936	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	5,729,000	5,794,653	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	3,224,000	3,260,946	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	706,000	714,091	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	2,859,000	2,891,763	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	2,700,000	2,730,941	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	307,000	310,518	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	314,094	317,693	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	4,544,000	4,596,073	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	2,619,000	2,649,013	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	2,231,000	2,256,567	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	967,000	978,082	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	130,000	131,490	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	43,000	43,493	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,240,000	1,254,210	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,072,000	1,084,285	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	127,000	128,455	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,110,000	1,122,720	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	623,000	630,139	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	122,000	123,398	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,472,000	1,488,869	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,153,000	1,166,213	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	533,781	539,898	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	582,000	588,670	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	226,000	228,590	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	61,000	61,699	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	151,000	152,730	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	227,630	230,239	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	727,000	735,331	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	170,000	171,948	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	469,000	474,375	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	901,000	911,325	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	207,000	209,372	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	555,000	561,360	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	843,000	852,661	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,105,000	1,117,663	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	922,000	932,566	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	124,000	125,421	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,254,000	1,268,370	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	377,000	381,320	Non-Agency Mortgage-Backed Securities	Open/Demand

SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	1.95%	03/16/17	Open	$1,504,000	$1,521,235	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,050,000	1,062,033	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/16/17	Open	1,393,000	1,408,963	Corporate Bonds	Open/Demand
UBS Ltd.	1.75	03/16/17	Open	124,000	125,263	Corporate Bonds	Open/Demand
UBS Ltd.	1.75	03/16/17	Open	3,266,000	3,299,272	Foreign Agency Obligations	Open/Demand
UBS Securities LLC	1.50	03/16/17	Open	5,250,000	5,295,135	U.S. Government Sponsored Agency Securities	Open/Demand
UBS Securities LLC	1.50	03/16/17	Open	5,218,125	5,262,986	Asset-Backed Securities	Open/Demand
UBS Securities LLC	1.50	03/16/17	Open	6,984,375	7,044,421	Asset-Backed Securities	Open/Demand
UBS Securities LLC	1.50	03/16/17	Open	3,855,000	3,888,142	Foreign Agency Obligations	Open/Demand
UBS Securities LLC	1.50	03/16/17	Open	8,525,000	8,598,291	Asset-Backed Securities	Open/Demand
UBS Securities LLC	1.55	03/16/17	Open	326,700	329,613	Asset-Backed Securities	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	3,198,125	3,230,706	Capital Trusts	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	3,399,375	3,434,006	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	2,553,750	2,579,766	Asset-Backed Securities	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	1,180,699	1,192,727	Asset-Backed Securities	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	775,013	782,908	Asset-Backed Securities	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	641,331	647,865	Asset-Backed Securities	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	1,548,500	1,564,275	Foreign Agency Obligations	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	89,378	90,288	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	795,600	803,705	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	4,148,438	4,190,700	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	4,175,000	4,217,533	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	3,700,550	3,738,249	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	3,840,000	3,879,120	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	429,721	434,099	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	363,308	367,009	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	137,638	139,040	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	525,625	530,980	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	1,020,275	1,030,669	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	1,061,775	1,072,592	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	461,645	466,348	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	702,050	709,202	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	850,500	859,164	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	03/16/17	Open	2,621,250	2,647,954	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.70	03/20/17	Open	4,637,500	4,682,522	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	03/20/17	Open	6,142,500	6,204,053	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	03/20/17	Open	916,300	926,914	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	03/20/17	Open	792,188	801,364	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.00	03/20/17	Open	2,064,375	2,088,287	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	03/20/17	Open	1,009,613	1,021,307	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/21/17	Open	403,500	408,010	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	03/21/17	Open	2,470,000	2,492,281	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	03/21/17	Open	1,880,000	1,896,959	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/21/17	Open	113,400	114,667	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/22/17	Open	737,070	745,273	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	03/27/17	Open	719,377	727,281	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	03/31/17	Open	444,000	448,711	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/03/17	Open	165,750	167,516	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	1.95	04/06/17	Open	172,713	174,520	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/06/17	Open	339,528	343,082	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	1.95	04/06/17	Open	384,100	388,121	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/06/17	Open	210,568	212,772	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/06/17	Open	268,800	271,614	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/06/17	Open	440,115	444,722	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/06/17	Open	851,468	860,381	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/07/17	Open	267,800	270,553	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/11/17	Open	886,075	895,183	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/11/17	Open	1,558,588	1,574,609	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/11/17	Open	349,872	353,468	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	04/12/17	Open	310,000	313,157	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	04/12/17	Open	375,000	378,819	Corporate Bonds	Open/Demand

64	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	1.95%	04/12/17	Open	$565,000	$570,754	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	04/12/17	Open	369,000	372,758	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	04/18/17	Open	145,000	146,443	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	04/19/17	Open	75,000	75,736	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	04/19/17	Open	638,550	643,597	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	04/19/17	Open	329,875	332,482	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	04/19/17	Open	229,375	231,188	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/19/17	Open	754,813	762,251	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/19/17	Open	407,138	411,150	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/19/17	Open	95,450	96,391	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/19/17	Open	177,060	178,805	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	04/20/17	Open	407,000	410,934	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/21/17	Open	218,195	220,294	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	04/24/17	Open	523,000	527,500	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/28/17	Open	2,414,100	2,436,521	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	04/28/17	Open	399,000	402,706	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	05/01/17	Open	574,000	579,304	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/01/17	Open	660,820	666,926	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/04/17	Open	221,000	222,990	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/05/17	Open	461,480	465,613	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	05/08/17	Open	477,000	481,295	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/12/17	Open	197,980	199,688	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	05/12/17	Open	167,625	168,914	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	05/17/17	Open	2,019,000	2,036,131	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/17/17	Open	391,379	394,736	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/17/17	Open	247,950	250,077	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/17/17	Open	460,253	464,201	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/17/17	Open	825,930	833,016	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/17/17	Open	194,805	196,476	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/17/17	Open	310,313	312,975	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/17/17	Open	199,920	201,635	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/17/17	Open	453,900	457,794	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/19/17	Open	219,730	221,553	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/24/17	Open	456,981	460,849	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	05/24/17	Open	1,047,150	1,055,689	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	05/26/17	Open	331,000	333,621	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	05/31/17	Open	951,000	958,530	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	05/31/17	Open	876,000	882,936	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	05/31/17	Open	988,000	995,823	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	05/31/17	Open	1,400,000	1,411,085	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/01/17	Open	267,978	270,088	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	06/02/17	Open	310,844	312,961	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/05/17	Open	206,720	208,366	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	06/15/17	Open	7,862,000	7,909,467	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(1.00)	06/15/17	Open	402,000	400,459	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	06/15/17	Open	78,000	78,570	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	2,742,000	2,759,861	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	3,209,000	3,229,903	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	06/19/17	Open	763,125	767,640	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	947,500	953,108	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	1,015,000	1,021,007	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	970,000	975,741	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	746,250	750,667	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	408,000	410,415	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	357,000	359,113	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	428,000	430,533	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	1,451,250	1,459,839	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	909,375	914,757	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	608,750	612,353	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	1,526,250	1,535,283	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	450,000	452,663	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	1.59%	06/19/17	Open	$522,500	$525,592	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	585,000	588,462	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	263,900	265,462	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	1,000,000	1,005,918	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	710,625	714,831	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	1,492,500	1,501,333	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	990,000	995,859	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	469,125	471,901	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	995,000	1,000,889	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	724,625	728,914	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	526,250	529,365	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	733,125	737,464	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	511,250	514,276	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	487,500	490,385	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	1,045,000	1,051,185	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	480,000	482,841	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	751,875	756,325	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	783,750	788,388	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	1,077,500	1,083,877	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	927,500	932,989	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	740,625	745,008	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	538,750	541,939	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	980,000	985,800	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	254,375	255,880	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	748,125	752,553	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	365,250	367,412	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	893,250	898,537	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	411,000	413,432	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	1,240,625	1,247,967	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	1,234,375	1,241,680	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	749,000	753,433	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/19/17	Open	1,052,500	1,058,729	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/19/17	Open	136,915	137,901	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/19/17	Open	382,800	385,578	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/19/17	Open	349,638	352,175	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/19/17	Open	441,788	444,994	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/19/17	Open	288,120	290,211	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/19/17	Open	324,870	327,228	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.95	06/19/17	Open	390,000	392,831	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/19/17	Open	510,000	513,023	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/19/17	Open	592,500	596,801	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.96	06/19/17	Open	288,000	289,707	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	06/21/17	Open	522,600	525,647	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	359,100	361,668	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	3,330,000	3,353,810	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	342,350	344,798	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	259,500	261,355	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	304,320	306,496	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	226,013	227,628	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	430,530	433,608	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	807,525	813,299	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	426,250	429,298	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	404,490	407,382	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	393,908	396,724	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	354,650	357,186	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	198,370	199,788	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	203,275	204,728	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	247,950	249,723	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	308,025	310,227	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/21/17	Open	274,700	276,649	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/22/17	Open	190,035	191,335	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/22/17	Open	356,150	358,585	Corporate Bonds	Open/Demand

66	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Suisse Securities (USA) LLC	1.50%	06/27/17	Open	$872,099	$876,650	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	06/27/17	Open	2,389,996	2,406,628	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	06/27/17	Open	3,071,819	3,093,195	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/27/17	Open	221,925	223,407	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	391,425	394,018	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	508,300	511,667	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	441,613	444,538	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	253,700	255,381	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	436,865	439,759	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	756,000	761,008	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	976,000	982,466	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	924,625	930,750	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	724,625	729,425	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	442,313	445,243	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	599,950	603,924	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	638,400	642,629	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	390,500	393,087	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	480,600	483,784	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	316,750	318,848	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	384,580	387,128	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	06/29/17	Open	658,875	663,134	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	07/05/17	Open	282,907	284,543	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/10/17	Open	171,615	172,675	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/10/17	Open	933,638	939,403	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	07/13/17	Open	258,635	259,857	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/14/17	Open	235,300	236,702	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	07/17/17	Open	328,440	330,374	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	07/17/17	Open	405,075	407,460	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	07/17/17	Open	819,533	824,359	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	07/17/17	Open	608,295	611,877	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	07/17/17	Open	476,000	478,733	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	07/17/17	Open	181,000	182,039	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	07/17/17	Open	388,000	390,228	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	07/17/17	Open	197,000	198,131	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	07/17/17	Open	192,000	193,102	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	07/17/17	Open	1,494,800	1,501,798	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	07/17/17	Open	1,260,800	1,266,703	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	07/17/17	Open	2,322,000	2,332,871	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	07/17/17	Open	404,000	405,891	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	07/17/17	Open	309,225	310,673	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	07/17/17	Open	675,500	678,662	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	07/17/17	Open	200,000	200,936	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	215,978	217,218	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	316,965	318,785	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	455,910	458,528	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	322,548	324,399	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	321,100	322,944	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	278,390	279,988	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	287,120	288,769	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	1,550,200	1,559,101	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	365,000	367,096	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	468,720	471,411	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	301,950	303,684	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	367,275	369,384	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	216,150	217,391	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	1.95%	07/17/17	Open	$279,585	$281,190	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	292,410	294,089	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	259,625	261,116	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	338,938	340,884	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	496,770	499,622	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	264,060	265,576	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	402,500	404,811	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	218,025	219,277	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	412,800	415,170	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	271,425	272,983	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	390,688	392,931	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	215,618	216,856	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	236,550	237,908	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	222,945	224,225	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	198,450	199,589	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	228,850	230,164	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	176,985	178,001	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	208,860	210,059	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	191,100	192,197	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	174,945	175,949	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	186,238	187,307	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	181,790	182,834	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	205,840	207,022	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	194,350	195,466	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	182,115	183,161	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	188,600	189,683	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	183,700	184,755	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	179,850	180,883	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	187,550	188,627	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	186,635	187,707	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	176,790	177,805	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	173,000	173,993	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	365,625	367,724	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/17/17	Open	2,346,500	2,359,973	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/18/17	Open	533,665	536,671	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/21/17	Open	441,180	443,546	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/24/17	Open	627,800	631,133	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/25/17	Open	184,800	185,771	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/25/17	Open	231,295	232,510	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/25/17	Open	27,440	27,584	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	07/27/17	Open	859,000	863,467	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/27/17	Open	970,180	975,067	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/27/17	Open	200,353	201,405	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/28/17	Open	233,280	234,443	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	07/28/17	Open	525,140	527,757	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/01/17	Open	238,070	239,256	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/03/17	Open	673,680	676,928	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/04/17	Open	1,448,100	1,454,846	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.00	08/07/17	Open	503,960	503,960	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	08/08/17	Open	162,000	162,746	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	(1.00)	08/09/17	Open	247,500	246,936	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/09/17	Open	634,680	637,499	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	08/11/17	Open	174,000	174,745	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/11/17	Open	168,008	168,727	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	08/14/17	Open	331,000	332,126	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/15/17	Open	557,603	559,898	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/15/17	Open	262,238	263,317	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/18/17	Open	584,815	587,064	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/18/17	Open	219,765	220,610	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/23/17	Open	342,585	343,847	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/23/17	Open	102,555	102,933	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/24/17	Open	332,290	333,460	Corporate Bonds	Open/Demand

68	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	1.95%	08/24/17	Open	$287,280	$288,354	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/28/17	Open	555,225	557,120	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/28/17	Open	141,930	142,430	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/28/17	Open	487,620	489,284	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	08/31/17	Open	1,984,073	1,990,736	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	09/05/17	Open	452,000	453,396	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	09/06/17	Open	206,000	206,614	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	09/06/17	Open	1,344,000	1,348,077	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	(1.00)	09/06/17	Open	473,680	475,052	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/06/17	Open	415,680	416,918	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/12/17	Open	402,750	403,841	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/12/17	Open	354,780	355,741	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/12/17	Open	791,520	793,664	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/12/17	Open	289,325	290,109	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/12/17	Open	174,930	175,404	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/12/17	Open	507,000	508,373	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/12/17	Open	952,560	955,140	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/12/17	Open	710,145	712,068	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/12/17	Open	360,815	361,773	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	09/15/17	Open	137,544	137,872	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	09/19/17	Open	120,750	120,979	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.59	09/19/17	Open	177,225	177,562	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.95	09/19/17	Open	146,468	146,809	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.95	09/19/17	Open	373,065	373,934	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/19/17	Open	138,060	138,382	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/19/17	Open	445,200	446,237	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/19/17	Open	564,260	565,574	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/19/17	Open	102,060	102,298	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/19/17	Open	98,770	98,995	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	09/20/17	Open	664,000	665,475	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/20/17	Open	438,600	439,598	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/20/17	Open	337,080	337,847	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/20/17	Open	352,370	353,172	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	0.00	09/22/17	Open	38,427	38,427	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96	09/27/17	Open	781,000	782,403	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	09/27/17	Open	335,498	336,113	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/27/17	Open	840,745	842,293	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.95	09/28/17	Open	314,070	314,631	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/28/17	Open	561,955	562,960	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	09/28/17	Open	735,300	736,614	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/02/17	Open	890,000	891,446	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/02/17	Open	1,420,000	1,422,308	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/02/17	Open	1,034,000	1,035,680	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/02/17	Open	589,000	589,957	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/02/17	Open	1,002,000	1,003,628	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/02/17	Open	514,476	515,284	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	10/03/17	Open	697,191	698,140	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	10/03/17	Open	754,058	755,084	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	10/03/17	Open	434,070	434,661	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	10/03/17	Open	625,118	625,968	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	10/03/17	Open	834,848	835,984	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	10/03/17	Open	624,750	625,722	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	10/03/17	Open	625,056	626,029	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/03/17	Open	370,000	370,561	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/03/17	Open	461,000	461,699	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/03/17	Open	1,396,000	1,398,117	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/03/17	Open	647,000	647,981	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	1.95%	10/03/17	Open	$884,000	$885,341	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/03/17	Open	520,000	520,789	Corporate Bonds	Open/Demand
UBS Ltd.	1.60	10/03/17	Open	3,679,663	3,683,915	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.64	10/04/17	11/03/17	4,895,000	4,901,021	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	2.39	10/04/17	11/03/17	1,701,000	1,704,046	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	2.54	10/04/17	11/03/17	2,722,000	2,727,181	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	0.50	10/04/17	11/06/17	4,877,820	4,887,162	Corporate Bonds	Up to 30 Days
BNP Paribas S.A.	1.65	10/04/17	Open	733,000	733,941	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.65	10/04/17	Open	505,000	505,648	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	366,000	366,498	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	324,000	324,441	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	274,000	274,373	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	270,000	270,368	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	386,000	386,525	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	276,000	276,376	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	294,000	294,400	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	366,000	366,498	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	322,000	322,438	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	258,000	258,351	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	260,000	260,354	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/04/17	Open	318,000	318,433	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	10/04/17	Open	621,685	622,556	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	10/04/17	Open	366,000	366,512	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	10/04/17	Open	456,000	456,638	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/04/17	Open	1,512,000	1,514,211	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/04/17	Open	407,000	407,595	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	84,000	84,127	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	124,740	124,929	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	150,750	150,979	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	109,525	109,691	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	150,360	150,588	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	103,785	103,914	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	46,200	46,268	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	301,840	302,298	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	84,000	84,127	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	233,250	233,604	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	305,600	306,063	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	213,978	214,302	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	85,293	85,422	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	91,015	91,153	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	193,200	193,493	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	125,625	125,816	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	142,375	142,591	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	100,500	100,652	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	225,630	225,972	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	284,400	284,831	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	141,075	141,289	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	377,000	377,572	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	263,160	263,559	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	139,773	139,984	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	145,800	146,021	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	85,680	85,810	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	376,800	377,371	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	239,605	239,968	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	140,715	140,928	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	106,088	106,248	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/04/17	Open	584,040	584,926	Corporate Bonds	Open/Demand
UBS Securities LLC	1.65	10/04/17	Open	1,663,800	1,665,859	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/04/17	Open	157,369	157,583	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/04/17	Open	483,688	484,322	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/04/17	Open	263,719	264,078	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/04/17	Open	388,020	388,548	Corporate Bonds	Open/Demand

70	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
UBS Securities LLC	1.75%	10/04/17	Open	$549,203	$549,950	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/04/17	Open	271,420	271,789	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/04/17	Open	508,693	509,385	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/04/17	Open	484,873	485,532	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/04/17	Open	565,775	566,545	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/04/17	Open	411,326	411,886	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/04/17	Open	135,880	136,058	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.24	10/05/17	11/06/17	828,000	829,338	Corporate Bonds	Up to 30 Days
BNP Paribas S.A.	2.39	10/05/17	11/06/17	808,000	809,393	Corporate Bonds	Up to 30 Days
BNP Paribas S.A.	2.39	10/05/17	11/06/17	1,011,000	1,012,743	Corporate Bonds	Up to 30 Days
BNP Paribas S.A.	2.39	10/05/17	11/06/17	1,011,000	1,012,743	Corporate Bonds	Up to 30 Days
BNP Paribas S.A.	2.39	10/05/17	11/06/17	806,000	807,390	Corporate Bonds	Up to 30 Days
BNP Paribas S.A.	2.39	10/05/17	11/06/17	809,000	810,395	Corporate Bonds	Up to 30 Days
RBC Capital Markets, LLC	1.95	10/05/17	Open	748,160	749,214	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	10/06/17	Open	811,175	812,043	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	10/06/17	Open	2,011,000	2,013,212	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	10/06/17	Open	507,211	507,831	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	10/06/17	Open	527,298	527,942	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	10/06/17	Open	511,989	512,615	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	10/06/17	Open	521,544	522,181	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	10/06/17	Open	534,644	535,297	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/06/17	Open	71,000	71,081	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/06/17	Open	919,000	920,095	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/06/17	Open	925,000	926,102	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/06/17	Open	388,000	388,462	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/06/17	Open	184,000	184,219	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/06/17	Open	488,000	488,582	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/06/17	Open	503,000	503,599	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/06/17	Open	37,030	37,074	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/06/17	Open	369,307	369,827	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/11/17	Open	98,400	98,507	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/11/17	Open	289,575	289,744	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/12/17	Open	410,400	410,822	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/13/17	Open	191,400	191,566	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/13/17	Open	29,970	29,996	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/13/17	Open	839,930	840,658	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/13/17	Open	222,180	222,373	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/13/17	Open	177,160	177,314	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/13/17	Open	248,460	248,675	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/16/17	Open	1,271,000	1,272,033	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/16/17	Open	338,520	338,795	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/16/17	Open	88,825	88,897	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/18/17	Open	602,530	602,954	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/18/17	Open	2,123,970	2,125,466	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/18/17	Open	204,575	204,719	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/19/17	Open	190,000	190,124	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/20/17	Open	482,220	482,455	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/20/17	Open	204,300	204,433	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/20/17	Open	283,030	283,168	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/23/17	Open	349,000	349,151	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	10/23/17	Open	648,600	648,858	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/23/17	Open	845,600	846,012	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/23/17	Open	515,225	515,476	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/23/17	Open	384,750	384,938	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/23/17	Open	592,775	593,064	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/23/17	Open	564,305	564,580	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/23/17	Open	495,510	495,752	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	1.95%	10/23/17	Open	$264,283	$264,383	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/23/17	Open	318,488	318,611	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	10/25/17	Open	200,000	200,058	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/25/17	Open	216,790	216,860	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55	10/26/17	Open	824,038	824,250	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55	10/26/17	Open	796,875	797,081	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	10/26/17	Open	437,238	437,365	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	10/26/17	Open	2,439,300	2,440,011	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	10/26/17	Open	417,104	417,243	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	10/26/17	Open	587,820	588,016	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/26/17	Open	657,720	657,898	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/26/17	Open	491,855	491,988	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/26/17	Open	598,920	599,115	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	10/27/17	Open	670,670	670,707	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	10/27/17	Open	798,298	798,349	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	10/27/17	Open	442,011	442,042	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	10/27/17	Open	1,059,754	1,059,827	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.35	10/27/17	Open	997,340	997,415	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.95	10/27/17	Open	641,000	641,069	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59	10/27/17	Open	447,476	447,496	Corporate Bonds	Open/Demand
UBS Securities LLC	1.75	10/27/17	Open	1,738,275	1,738,444	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.25)	10/30/17	Open	43,125	43,125	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/30/17	Open	563,638	563,668	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	10/30/17	Open	615,030	615,063	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.00	10/31/17	Open	1,305,940	1,306,041	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.00	10/31/17	Open	421,303	421,303	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.00	10/31/17	Open	379,148	379,148	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.00	10/31/17	Open	299,665	299,665	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.00	10/31/17	Open	515,790	515,790	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.00	10/31/17	Open	458,283	458,283	Corporate Bonds	Open/Demand

				$467,807,021	$471,082,094

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)		Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund	2	11/24/2017	$—	(a)	$(2,495)
Euro Bund	4	11/24/2017	—	(a)	(5,432)
Euro Bund	10	11/24/2017	3		(3,493)

					(11,420)

Short Contracts
Euro Bund	(10)	11/24/2017	—	(a)	1,042
Euro Bund	(4)	12/07/2017	758		(4,010)
10-Year U.S. Treasury Note	(3)	12/19/2017	375		3,324
10-Year U.S. Ultra Long Treasury Note	(5)	12/19/2017	670		1,166
Long U.S. Treasury Bond	(17)	12/19/2017	2,592		33,076
Ultra Long U.S. Treasury Bond	(6)	12/19/2017	989		11,621

72	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
UK Long Gilt Bond	(2)	12/27/2017	$330	$4,686
5-Year U.S. Treasury Note	(15)	12/29/2017	1,758	9,552

				60,457

				$49,037

(a)	Amount less than $500.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	668,624,580	USD	1,049,976	Credit Suisse International	11/03/17	$576
CLP	339,489,540	USD	531,000	Deutsche Bank AG	11/03/17	2,411
USD	1,062,000	CLP	668,624,580	Credit Suisse International	11/03/17	11,447
USD	457,000	COP	1,348,378,500	Deutsche Bank AG	11/03/17	13,797
EUR	1,222,000	USD	1,421,553	BNP Paribas S.A.	11/06/17	2,187
EUR	3,760,774	USD	4,367,011	Citibank N.A.	11/06/17	14,627
EUR	14,368,778	USD	16,685,025	Citibank N.A.	11/06/17	55,887
GBP	176,000	USD	232,091	BNP Paribas S.A.	11/06/17	1,689
GBP	1,958,000	USD	2,583,160	Citibank N.A.	11/06/17	17,649
GBP	10,962,000	USD	14,462,002	Citibank N.A.	11/06/17	98,807
GBP	93,000	USD	122,712	Deutsche Bank AG	11/06/17	819
GBP	303,000	USD	399,805	Deutsche Bank AG	11/06/17	2,669
USD	441,649	AUD	564,000	Goldman Sachs International	11/06/17	10,008
USD	1,435,070	EUR	1,222,000	BNP Paribas S.A.	11/06/17	11,331
USD	42,333	EUR	36,000	Citibank N.A.	11/06/17	390
USD	4,420,376	EUR	3,760,774	Citibank N.A.	11/06/17	38,738
USD	16,888,918	EUR	14,368,778	Citibank N.A.	11/06/17	148,006
USD	44,935	EUR	38,000	JPMorgan Chase Bank N.A.	11/06/17	662
USD	2,032,569	EUR	1,721,096	Morgan Stanley & Co. International PLC	11/06/17	27,338
USD	217,337	EUR	185,000	Standard Chartered Bank	11/06/17	1,796
USD	240,833	EUR	205,000	Standard Chartered Bank	11/06/17	1,990
USD	235,826	GBP	176,000	BNP Paribas S.A.	11/06/17	2,045
USD	2,631,278	GBP	1,958,000	Citibank N.A.	11/06/17	30,469
USD	14,731,393	GBP	10,962,000	Citibank N.A.	11/06/17	170,584
USD	124,644	GBP	93,000	Deutsche Bank AG	11/06/17	1,112
USD	406,098	GBP	303,000	Deutsche Bank AG	11/06/17	3,623
USD	2,267,987	GBP	1,706,479	Nomura International PLC	11/06/17	1,274
USD	1,439,490	GBP	1,074,000	Standard Chartered Bank	11/06/17	12,898
USD	8,198,546	MXN	150,682,000	Goldman Sachs International	11/06/17	343,158
USD	1,419,113	RUB	81,770,000	Citibank N.A.	11/15/17	22,332
USD	1,651,228	RUB	95,465,728	Citibank N.A.	11/15/17	20,499
USD	1,773,675	RUB	102,545,000	Citibank N.A.	11/15/17	22,019
USD	2,838,377	RUB	163,350,000	Citibank N.A.	11/15/17	48,060
USD	660,000	RUB	38,374,710	JPMorgan Chase Bank N.A.	11/15/17	4,490
USD	208,957	ZAR	2,815,977	Bank of America N.A.	11/17/17	10,313
USD	444,579	ZAR	5,910,387	Deutsche Bank AG	11/17/17	27,650
USD	1,043,200	ZAR	13,997,029	Deutsche Bank AG	11/17/17	55,824
TRY	7,083,289	USD	1,847,996	Barclays Bank PLC	11/20/17	8,800
USD	4,363,481	TRY	15,779,000	BNP Paribas S.A.	11/20/17	227,213
USD	1,925,326	TRY	7,083,289	HSBC Bank PLC	11/20/17	68,531
ARS	5,136,560	USD	286,000	Citibank N.A.	11/21/17	1,611
USD	286,000	ARS	4,743,768	Citibank N.A.	11/21/17	20,382
MXN	13,390,287	USD	695,000	Goldman Sachs International	11/22/17	1,089
USD	377,000	IDR	5,099,679,000	HSBC Bank PLC	11/22/17	1,541
USD	265,110	MXN	5,063,997	BNP Paribas S.A.	11/22/17	1,860
USD	695,000	MXN	13,275,543	BNP Paribas S.A.	11/22/17	4,876
USD	8,210,899	MXN	156,840,492	BNP Paribas S.A.	11/22/17	57,602
USD	493,809	EUR	419,780	HSBC Bank PLC	11/27/17	4,196

SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	377,000	IDR	5,103,826,000	HSBC Bank PLC	11/29/17	$1,534
EUR	650,000	USD	755,911	Deutsche Bank AG	12/05/17	2,547
EUR	917,000	USD	1,066,416	Deutsche Bank AG	12/05/17	3,594
USD	848,024	EUR	721,309	HSBC Bank PLC	12/11/17	6,014
USD	702,193	IDR	9,578,619,801	Barclays Bank PLC	01/26/18	2,464
USD	1,208,332	IDR	16,490,101,813	Citibank N.A.	01/26/18	3,710
USD	920,880	IDR	12,576,463,555	Deutsche Bank AG	01/26/18	2,155
USD	1,208,656	IDR	16,506,608,462	Deutsche Bank AG	01/26/18	2,828
USD	1,437,192	IDR	19,650,724,334	Deutsche Bank AG	01/26/18	1,683
USD	702,142	IDR	9,578,619,791	JPMorgan Chase Bank N.A.	01/26/18	2,412
USD	1,019,436	IDR	13,872,483,856	JPMorgan Chase Bank N.A.	01/26/18	6,035
USD	2,570,339	TRY	9,984,481	BNP Paribas S.A.	06/25/18	115,239
USD	3,305,194	TRY	12,333,000	BNP Paribas S.A.	06/25/18	272,613
USD	1,641,574	TRY	6,668,894	BNP Paribas S.A.	08/20/18	28,404
USD	992,518	TRY	4,001,337	Citibank N.A.	08/20/18	24,616
USD	1,274,854	TRY	5,136,769	Citibank N.A.	08/20/18	32,297

						2,145,020

CLP	337,583,250	USD	531,000	Credit Suisse International	11/03/17	(583)
COP	1,345,408,000	USD	457,000	Credit Suisse International	11/03/17	(14,773)
USD	530,124	CLP	337,583,250	Credit Suisse International	11/03/17	(292)
USD	533,118	CLP	339,489,540	Deutsche Bank AG	11/03/17	(293)
USD	138,438	EUR	119,000	Citibank N.A.	11/03/17	(186)
AUD	564,000	USD	443,296	State Street Bank and Trust Co.	11/06/17	(11,655)
EUR	650,000	USD	763,604	Deutsche Bank AG	11/06/17	(6,296)
EUR	917,000	USD	1,077,270	Deutsche Bank AG	11/06/17	(8,883)
USD	754,779	EUR	650,000	Deutsche Bank AG	11/06/17	(2,529)
USD	1,064,819	EUR	917,000	Deutsche Bank AG	11/06/17	(3,568)
AUD	588,000	USD	459,810	Bank of America N.A.	11/08/17	(9,809)
RUB	17,420,000	USD	302,667	Bank of America N.A.	11/15/17	(5,102)
RUB	31,120,000	USD	541,359	Bank of America N.A.	11/15/17	(9,772)
RUB	29,895,000	USD	520,112	Citibank N.A.	11/15/17	(9,451)
RUB	7,635,000	USD	132,536	Credit Suisse International	11/15/17	(2,116)
RUB	7,640,000	USD	132,740	Credit Suisse International	11/15/17	(2,235)
RUB	15,300,000	USD	266,006	Credit Suisse International	11/15/17	(4,654)
RUB	30,599,000	USD	532,573	Credit Suisse International	11/15/17	(9,887)
RUB	19,173,000	USD	330,000	Deutsche Bank AG	11/15/17	(2,490)
RUB	15,215,000	USD	264,853	HSBC Bank PLC	11/15/17	(4,953)
RUB	21,955,000	USD	381,644	HSBC Bank PLC	11/15/17	(6,612)
RUB	19,173,000	USD	330,000	JPMorgan Chase Bank N.A.	11/15/17	(2,490)
RUB	14,631,000	USD	254,685	Morgan Stanley & Co. International PLC	11/15/17	(4,761)
RUB	33,954,000	USD	591,070	Morgan Stanley & Co. International PLC	11/15/17	(11,073)
ZAR	22,307,994	USD	1,614,650	Standard Chartered Bank	11/17/17	(41,003)
TRY	28,000	USD	7,950	BNP Paribas S.A.	11/20/17	(610)
TRY	6,662,189	USD	1,771,293	BNP Paribas S.A.	11/20/17	(24,884)
TRY	3,997,313	USD	1,070,948	Citibank N.A.	11/20/17	(23,102)
TRY	5,091,498	USD	1,365,013	Citibank N.A.	11/20/17	(30,340)
IDR	5,074,420,000	USD	377,000	HSBC Bank PLC	11/22/17	(3,401)
IDR	5,070,650,000	USD	377,000	JPMorgan Chase Bank N.A.	11/29/17	(3,974)
AUD	252,000	USD	192,944	Bank of America N.A.	11/30/17	(130)
CLP	371,322,000	USD	588,000	Barclays Bank PLC	11/30/17	(4,730)
USD	1,423,691	EUR	1,222,000	BNP Paribas S.A.	12/05/17	(2,211)
USD	4,373,517	EUR	3,760,774	Citibank N.A.	12/05/17	(14,776)
USD	16,709,883	EUR	14,368,778	Citibank N.A.	12/05/17	(56,455)
USD	189,968	EUR	163,000	UBS AG	12/05/17	(230)
USD	200,457	EUR	172,000	UBS AG	12/05/17	(243)
USD	232,272	GBP	176,000	BNP Paribas S.A.	12/05/17	(1,695)
USD	128,216	GBP	97,000	Bank of America N.A.	12/05/17	(732)
USD	1,423,260	GBP	1,073,550	Bank of America N.A.	12/05/17	(3,876)
USD	1,804,347	GBP	1,361,000	Bank of America N.A.	12/05/17	(4,914)
USD	2,585,151	GBP	1,958,000	Citibank N.A.	12/05/17	(17,738)

74	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,473,151	GBP	10,962,000	Citibank N.A.	12/05/17	$(99,308)
USD	122,807	GBP	93,000	Deutsche Bank AG	12/05/17	(823)
USD	400,114	GBP	303,000	Deutsche Bank AG	12/05/17	(2,683)
USD	521,003	EUR	446,787	Bank of America N.A.	01/30/18	(2,186)
USD	171,598	EUR	159,068	Citibank N.A.	02/21/18	(14,922)
USD	281,504	EUR	261,840	Deutsche Bank AG	02/21/18	(25,523)
USD	280,894	EUR	261,284	Morgan Stanley & Co. International PLC	02/21/18	(25,481)
TRY	4,199,519	USD	1,089,454	BNP Paribas S.A.	06/25/18	(56,828)
TRY	9,984,481	USD	2,579,469	BNP Paribas S.A.	06/25/18	(124,370)
TRY	8,133,481	USD	2,042,788	Citibank N.A.	06/25/18	(42,834)
TRY	28,000	USD	7,401	BNP Paribas S.A.	08/20/18	(628)
TRY	15,779,000	USD	4,058,750	BNP Paribas S.A.	08/20/18	(241,894)

						(1,006,987)

	Net Unrealized Appreciation					$1,138,033

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)	Value
Put
USD
Currency	Down-and-out	JPMorgan Chase Bank N.A.	720,050	11/16/17	USD	3.10	USD	2.96	720	$62

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	—	11/17/17	MXN	18.00	USD	836	$52,252
USD Currency	Morgan Stanley & Co. International PLC	—	11/30/17	MXN	19.15	USD	829	12,864

								65,116

Put
AUD Currency	Deutsche Bank AG	—	11/06/17	USD	0.79	AUD	840	20,185
USD Currency	HSBC Bank PLC	—	11/24/17	INR	65.50	USD	833	10,037
USD Currency	Deutsche Bank AG	—	11/29/17	JPY	112.50	USD	829	4,206
USD Currency	Goldman Sachs International	—	11/29/17	MXN	18.90	USD	836	4,639
USD Currency	Citibank N.A.	—	11/30/17	ZAR	13.50	USD	558	1,739
USD Currency	JPMorgan Chase Bank N.A.	—	11/30/17	BRL	3.17	USD	558	973
USD Currency	Morgan Stanley & Co. International PLC	—	11/30/17	MXN	18.30	USD	829	574
USD Currency	Credit Suisse International	—	12/13/17	RUB	58.50	USD	650	7,745
EUR Currency	Deutsche Bank AG	—	02/15/18	TRY	4.32	EUR	696	4,301

								54,399

								$119,515

SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AUD Currency	Deutsche Bank AG	—	11/06/17	USD	0.81	AUD	840	$—
USD Currency	Deutsche Bank AG	—	11/17/17	MXN	18.60	USD	836	(26,998)
USD Currency	HSBC Bank PLC	—	11/24/17	INR	66.50	USD	417	(241)
USD Currency	Morgan Stanley & Co. International PLC	—	11/30/17	MXN	18.60	USD	829	(29,349)
USD Currency	Goldman Sachs International	—	12/15/17	BRL	3.20	USD	670	(22,225)
EUR Currency	Deutsche Bank AG	—	02/15/18	TRY	4.50	EUR	487	(21,461)

								(100,274)

Put
USD Currency	Deutsche Bank AG	—	11/24/17	RUB	57.70	USD	574	(2,155)
USD Currency	Citibank N.A.	—	11/30/17	ZAR	13.10	USD	1,116	(747)
USD Currency	JPMorgan Chase Bank N.A.	—	11/30/17	BRL	3.11	USD	1,116	(480)
EUR Currency	Deutsche Bank AG	—	02/15/18	TRY	4.10	EUR	487	(450)

								(3,832)

								$(104,106)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	520	$(18,119)	$(17,948)	$(171)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.50%	Semi-annual	3-Month LIBOR	Quarterly	N/A	02/02/19	USD	8,000	$19,832	$66	$19,766
1.62	Semi-annual	3-Month LIBOR	Quarterly	N/A	04/04/19	USD	7,600	11,501	—	11,501
2.01	Semi-annual	3-Month LIBOR	Quarterly	N/A	02/02/22	USD	15,000	12,198	181	12,017
2.00	Semi-annual	3-Month LIBOR	Quarterly	N/A	07/12/22	USD	3,000	7,177	—	7,177
1.46	Semi-annual	3-Month LIBOR	Quarterly	N/A	06/28/26	USD	1,427	93,438	18	93,420
1.46	Semi-annual	3-Month LIBOR	Quarterly	N/A	06/28/26	USD	357	23,340	4	23,336
2.47	Semi-annual	3-Month LIBOR	Quarterly	N/A	12/29/26	USD	3,000	(41,141)	46	(41,187)
2.24	Semi-annual	3-Month LIBOR	Quarterly	N/A	01/19/27	USD	3,400	18,007	50	17,957
2.42	Semi-annual	3-Month LIBOR	Quarterly	N/A	04/04/27	USD	18,300	(158,753)	—	(158,753)
2.29	Semi-annual	3-Month LIBOR	Quarterly	N/A	05/02/27	USD	3,000	6,276	—	6,276
2.28	Semi-annual	3-Month LIBOR	Quarterly	N/A	05/17/27	USD	1,700	6,603	—	6,603
2.18	Semi-annual	3-Month LIBOR	Quarterly	N/A	06/05/27	USD	2,300	29,521	—	29,521
2.70	Semi-annual	3-Month LIBOR	Quarterly	N/A	04/04/47	USD	13,200	(327,495)	—	(327,495)

								$(299,496)	$365	$(299,861)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Citibank N.A.	06/20/20	USD	604	$(7,324)	$3,140	$(10,464)
United Mexican States	1.00	Quarterly	Bank of America N.A.	09/20/20	USD	604	(7,401)	4,449	(11,850)
Republic of Philippines	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	1,552	(29,478)	(24,396)	(5,082)

76	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CMBX North America, Series 7	3.00%	Quarterly	Deutsche Bank AG	01/17/47	USD	25,000	$2,903,595	$1,908,692	$994,903

							$2,859,392	$1,891,885	$967,507

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America Investment Grade, Series 9	5.00%	Quarterly	Bank of America N.A.	12/20/17	BBB	USD	10,000	$129,814	$(24,167)	$153,981
United Mexican States	1.00	Quarterly	Bank of America N.A.	06/20/20	BBB+	USD	604	7,325	(3,290)	10,615
United Mexican States	1.00	Quarterly	Citibank N.A.	09/20/20	BBB+	USD	604	7,401	4,219	3,182
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	30	6,042	5,500	542
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	06/20/22	BB+	EUR	20	4,028	3,640	388
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/22	BB+	EUR	4	797	684	113
Jaguar Land Rover Automotive PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB+	EUR	6	1,310	1,144	166
Markit CMBX North America, Series 7	3.00	Monthly	Barclays Bank PLC	01/17/47	BBB-	USD	10,000	(1,162,272)	(531,471)	(630,801)
Markit CMBX North America, Series 7	3.00%	Monthly	Barclays Bank PLC	01/17/47	BBB-	USD	5,000	(581,136)	(265,363)	(315,773)
Markit CMBX North America, Series 7	3.00	Monthly	Barclays Bank PLC	01/17/47	BBB-	USD	10,000	(1,162,272)	(257,359)	(904,913)
Markit CMBX North America, Series 8	2.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	BBB-	USD	5,000	(220,479)	(571,512)	351,033
Markit CMBX North America, Series 8	3.00	Monthly	Goldman Sachs International	10/17/57	BBB-	USD	10,000	(1,551,207)	(1,092,961)	(458,246)
Markit CMBX North America, Series 8	3.00	Monthly	Deutsche Bank AG	10/17/57	BBB-	USD	10,000	(1,550,374)	(1,402,822)	(147,552)
Markit CMBX North America, Series 9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	A-	USD	2,500	(86,910)	(349,625)	262,715
Markit CMBX North America, Series 9	2.00	Monthly	Credit Suisse International	09/17/58	A-	USD	2,500	(86,911)	(353,035)	266,124
Markit CMBX North America, Series 9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	A-	USD	5,000	(173,821)	(692,740)	518,919
Markit CMBX North America, Series 9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	2,500	(286,850)	(565,059)	278,209
Markit CMBX North America, Series 9	3.00	Monthly	Deutsche Bank AG	09/17/58	BBB-	USD	25,000	(2,868,501)	(2,515,785)	(352,716)
Markit CMBX North America, Series 9	3.00	Monthly	Goldman Sachs International	09/17/58	BBB-	USD	5,000	(573,700)	(539,869)	(33,831)
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	BBB-	USD	5,000	(573,700)	(555,629)	(18,071)
Markit CMBX North America, Series 9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	5,000	(573,700)	(554,986)	(18,714)

								$(11,295,116)	$(10,260,486)	$(1,034,630)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6.26%	Monthly	1-Month MXIBTIIE	Monthly	Bank of America N.A.	06/27/16	06/15/26	MXN	38,640	$(150,658)	$—	$(150,658)

Balances reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$365	$(17,948)	$227,574	$(527,606)
OTC Derivatives	$1,931,468	$(10,300,069)	$2,840,890	$(3,058,671)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$64,467	$—	$64,467
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,145,020	—	—	2,145,020
Options purchased
Investments at value — unaffiliated(b)	—	—	—	119,577	—	—	119,577
Swaps — centrally
cleared Net unrealized appreciation(a)	—	—	—	—	227,574	—	227,574
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	4,772,358	—	—	—	—	4,772,358

	$—	$4,772,358	$—	$2,264,597	$292,041	$—	$7,328,996

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$15,430	$—	$15,430
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,006,987	—	—	1,006,987
Options written
Options written at value	—	—	—	104,106	—	—	104,106
Swaps — centrally cleared
Net unrealized depreciation(a)	—	171	—	—	527,435	—	527,606
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	13,208,082	—	—	150,658	—	13,358,740

	$—	$13,208,253	$—	$1,111,093	$693,523	$—	$15,012,869

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

78	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

For the year ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,177,843	$—	$1,177,843
Forward foreign currency exchange contracts	—	—	—	1,944,025	—	—	1,944,025
Options purchased(a)	—	—	—	(1,705,485)	—	—	(1,705,485)
Options written	—	—	—	1,243,463	—	—	1,243,463
Swaps	—	1,354,567	—		(340,397)	—	1,014,170

	$—	$1,354,567	$—	$1,482,003	$837,446	$—	$3,674,016

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(288,073)	$—	$(288,073)
Forward foreign currency exchange contracts	—	—	—	(1,360,212)	—	—	(1,360,212)
Options purchased(b)	—	—	—	(194,981)	—	—	(194,981)
Options written	—	—	—	595,148	—	—	595,148
Swaps	—	(142,928)	—	—	(500,459)	—	(643,387)

	$—	$(142,928)	$—	$(960,045)	$(788,532)	$—	$(1,891,505)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,262,267
Average notional value of contracts — short	$57,020,290
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$144,862,528
Average amounts sold — in USD	$90,736,960
Options:
Average value of option contracts purchased	$172,408
Average value of option contracts written	$80,330
Credit default swaps:
Average notional value-buy protection	$33,463,635
Average notional value-sell protection	$94,166,590
Interest rate swaps:
Average notional value — pays fixed rate	$90,903,222
Average notional value — receives fixed rate	$26,707,795

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

	Assets		Liabilities
Futures contracts	$1,708		$3,667
Forward foreign currency exchange contracts	2,145,020		1,006,987
Options	119,577	(a)	104,106
Swaps — Centrally cleared	2,576		—
Swaps — OTC(b)	4,772,358		13,358,740

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,041,239		$14,473,500
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,284)		(3,667)

Total derivative assets and liabilities subject to an MNA	$7,036,955		$14,469,833

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$180,155	$(180,155)	$—	$—	$—
Barclays Bank PLC	15,292	(15,292)	—	—	—
BNP Paribas S.A.	725,059	(453,120)	—	—	271,939
Citibank N.A.	782,963	(320,323)	—	(462,640)	—
Credit Suisse International	291,934	(291,934)	—		—
Deutsche Bank AG	3,105,251	(3,105,251)	—	—	—
Goldman Sachs International	358,894	(358,894)	—	—	—
HSBC Bank PLC	91,853	(15,207)	—	—	76,646
JPMorgan Chase Bank N.A.	15,944	(15,944)	—	—	—
Morgan Stanley & Co. International PLC	1,451,652	(1,451,652)	—	—	—
Nomura International PLC	1,274	—	—	—	1,274
Standard Chartered Bank	16,684	(16,684)	—	—	—

	$7,036,955	$(6,224,456)	$—	$(462,640)	$349,859

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America N.A.	$226,486	$(180,155)	$—	$—	$46,331
Barclays Bank PLC	2,910,410	(15,292)	—	(2,830,000)	65,118
BNP Paribas S.A.	453,120	(453,120)	—	—	—
Citibank N.A.	320,323	(320,323)	—	—	—
Credit Suisse International	961,275	(291,934)	—	(669,341)	—
Deutsche Bank AG	4,523,027	(3,105,251)	—	(1,417,776)	—
Goldman Sachs International	2,147,132	(358,894)	—	(1,788,238)	—
HSBC Bank PLC	15,207	(15,207)	—	—	—
JPMorgan Chase Bank N.A.	36,422	(15,944)	—	—	20,478
Morgan Stanley & Co. International PLC	2,823,300	(1,451,652)	—	(1,371,648)	—
Standard Chartered Bank	41,003	(16,684)	—	—	24,319
State Street Bank and Trust Co.	11,655	—	—	—	11,655
UBS AG	473	—	—	—	473

	$14,469,833	$(6,224,456)	$—	$(8,077,003)	$168,374

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

80	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$198,061,848	$3,678,179	$201,740,027
Common Stocks	3,071,844	—	—	3,071,844
Corporate Bonds	532,220	510,922,725	—	511,454,945
Floating Rate Loan Interests	—	22,578,828	89,614,421	112,193,249
Foreign Agency Obligations	—	68,328,534	—	68,328,534
Non-Agency Mortgage-Backed Securities	—	148,053,659	16,674,165	164,727,824
Preferred Securities	18,542,939	111,916,394	1,707,834	132,167,167
U.S. Government Sponsored Agency Securities	—	21,080,808	—	21,080,808
Short-Term Securities:
Money Market Funds	347,225	—	—	347,225
Options Purchased:
Foreign currency exchange contracts	—	119,577	—	119,577

	$22,494,228	$1,081,062,373	$111,674,599	$1,215,231,200

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$2,840,890	$—	$2,840,890
Foreign currency exchange contracts	—	2,145,020	—	2,145,020
Interest rate contracts	63,425	228,616		292,041
Liabilities:
Credit contracts	—	(2,908,184)	—	(2,908,184)
Foreign currency exchange contracts	—	(1,111,093)	—	(1,111,093)
Interest rate contracts	(4,010)	(689,513)	—	(693,523)

	$59,415	$505,736	$—	$565,151

(a)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements payable of $471,082,094 is categorized as Level 2 within the disclosure hierarchy.

During the year ended October 31, 2017, there were no transfers between Level 1 and Level 2.

SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Multi-Sector Income Trust (BIT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Total
Assets:
Opening balance, as of October 31, 2016	$17,206,974	$561	$27,486,435	$24,015,689	$1,631,265	$70,340,924
Transfers into Level 3(a)	—	—	497,856	—	—	497,856
Transfers out of Level 3(b)	(5,160,126)	—	(367,669)	(7,085,250)	—	(12,613,045)
Accrued discounts/premiums	(430,707)	—	39,963	227,646	—	(163,098)
Net realized gain (loss)	63,475	(12,833)	117,552	672,499	—	840,693
Net change in unrealized appreciation (depreciation)(c)(d)	(371,460)	8,074	6,983,089	1,274,997	76,569	7,971,269
Purchases	—	7,536	90,656,113		—	90,663,649
Sales	(7,629,977)	(3,338)	(35,798,918)	(2,431,416)	—	(45,863,649)

Closing Balance, as of October 31, 2017	$3,678,179	$—	$89,614,421	$16,674,165	$1,707,834	$111,674,599

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2017(d)	$(321,751)	$—	$6,775,589	$1,274,997	$76,569	$7,805,404

(a)	As of October 31, 2016, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2017, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.
(b)	As of October 31, 2016, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2017, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $35,082,674. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs		Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Floating Rate Loan Interests	$74,884,091	Income	Discount Rate	(a)	5% -15%	6.54%
Preferred Stocks	1,707,834	Market	Illiquidity Discount	(a)	1.6%	—

	$76,591,925

(a)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

82	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2017

	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)	BlackRock Multi- Sector Income Trust (BIT) (a)

ASSETS
Investments at value — unaffiliated(b)	$2,060,189,868	$508,582,612	$1,214,883,975
Investments at value — affiliated(c)	9,139,477	3,575,983	347,225
Cash	—	1,412,165	—
Cash pledged:
Collateral — OTC derivatives	—	—	8,960,000
Centrally cleared swaps	437,000	—	2,798,590
Futures contracts	1,124,000	—	109,532
Collateral — reverse repurchase agreements	1,173,000	—	—
Foreign currency at value(d)	31,193	19,225	13,391,617
Receivables:
Interest — unaffiliated	24,816,191	1,560,148	11,887,841
Investments sold	1,174,949	5,746,375	5,668,335
Variation margin on futures contracts	119,035	—	1,708
Dividends — unaffiliated	55,842	—	135,806
Dividends — affiliated	6,743	1,308	9,473
Reverse repurchase agreements	—	—	6,306,920
Variation margin on centrally cleared swaps	—	—	2,576
Swap premiums paid	157,950	211,869	1,931,468
Unrealized appreciation on:
OTC derivatives	375,055	—	2,840,890
Forward foreign currency exchange contracts	—	12,290	2,145,020
Prepaid expenses	9,552	3,296	3,673

Total assets	2,098,809,855	521,125,271	1,271,424,649

LIABILITIES
Bank overdraft	40,773	—	86,526
Cash received:
Collateral — reverse repurchase agreements	120,000	—	2,298,000
Collateral — OTC derivatives	1,000,000	—	850,000
Options written at value(e)	—	—	104,106
Reverse repurchase agreements at value	477,821,511	—	471,082,094
Payables:
Investments purchased	18,331,566	27,160,172	13,275,706
Investment advisory fees	1,077,923	312,377	836,312
Officer’s and Trustees’ fees	836,505	244,416	98,579
Income dividends	253,955	28,593	160,528
Variation margin on centrally cleared swaps	16,477	—	—
Variation margin on futures contracts	3,250	—	3,667
Bank borrowings	—	150,000,000	—
Swaps	—	—	—
Options written	—	—	12,466
Interest expense	—	256,284	—
Reverse repurchase agreements	—	—	1,980,311
Other accrued expenses	329,741	193,265	411,481
Swap premiums received	330,804	—	10,300,069
Unrealized depreciation on:
OTC derivatives	613,401	36,737	3,058,671
Forward foreign currency exchange contracts	—	3,747	1,006,987

Total liabilities	500,775,906	178,235,591	505,565,503

NET ASSETS	$1,598,033,949	$342,889,680	$765,859,146

See notes to financial statements.

FINANCIAL STATEMENTS	83

Statements of Assets and Liabilities  (continued)

October 31, 2017

	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)	BlackRock Multi- Sector Income Trust (BIT) (a)

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$1,527,604,365	$367,909,606	$723,427,409
Undistributed net investment income	1,644,068	661,158	4,002,210
Accumulated net realized loss	(79,550,187)	(26,063,653)	(7,319,943)
Net unrealized appreciation (depreciation)	148,335,703	382,569	45,749,470

NET ASSETS	$1,598,033,949	$342,889,680	$765,859,146

Net asset value	$14.88	$14.49	$20.07

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments at cost — unaffiliated	$1,913,122,858	$508,177,647	$1,169,740,436
(c) Investments at cost — affiliated	$9,139,477	$3,574,217	$347,225
(d) Foreign currency at cost	$29,205	$18,773	$13,433,933
(e) Premiums received	$—	$—	$72,152
(f) Par value	$0.001	$0.001	$0.001
(g) Shares outstanding	107,412,104	23,667,022	38,166,751
(h) Shares authorized	Unlimited	Unlimited	Unlimited

See notes to financial statements.

84	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2017

	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)	BlackRock Multi- Sector Income Trust (BIT) (a)

INVESTMENT INCOME
Interest — unaffiliated	$101,229,476	$23,040,245	$72,818,271
Dividends — unaffiliated	4,750,610	67,788	1,036,859
Dividends — affiliated	109,523	23,894	49,365
Other income	—	629,294	882,537
Foreign taxes withheld	—	—	(13,262)

Total investment income	106,089,609	23,761,221	74,773,770

EXPENSES
Investment advisory	12,703,578	3,604,552	9,434,111
Officer and Trustees	285,144	71,018	87,377
Professional	170,892	130,239	266,935
Transfer agent	148,914	39,948	59,502
Accounting services	123,365	60,643	56,145
Custodian	108,867	164,258	190,063
Registration	42,368	9,561	15,061
Printing	35,824	18,827	19,654
Miscellaneous	67,335	28,858	81,218

Total expenses excluding interest expense	13,686,287	4,127,904	10,210,066
Interest expense	5,583,609	2,447,279	6,888,624

Total expenses	19,269,896	6,575,183	17,098,690
Less fees waived by the Manager	(12,119)	(2,581)	(5,809)
Less fees paid indirectly	(119)	—	(145)

Total expenses after fees waived and paid indirectly	19,257,658	6,572,602	17,092,736

Net investment income	86,831,951	17,188,619	57,681,034

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,970,094	2,430,146	3,265,131
Investments — affiliated	—	2,164	15,857
Litigation proceeds	—	—	3,982,812
Futures contracts	3,274,655	—	1,177,843
Forward foreign currency exchange contracts	—	(156,854)	1,944,025
Foreign currency transactions	(76)	171,236	(607,012)
Capital gain distributions from investment companies — affiliated	132	11	35
Options written	527,246	—	1,243,463
Swaps	152,878	157,685	1,014,170

	7,924,929	2,604,388	12,036,324

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	26,584,874	395,358	43,806,570
Investments — affiliated	—	(3,173)	—
Futures contracts	(2,406,546)	—	(288,073)
Forward foreign currency exchange contracts	—	(88,210)	(1,360,212)
Foreign currency translations	2,519	(4,767)	(42,147)
Options written	(272,253)	—	595,148
Swaps	(286,563)	(56,952)	(643,387)
Unfunded floating rate loan interests	—	(3,211)	(164,769)

	23,622,031	239,045	41,903,130

Net realized and unrealized gain	31,546,960	2,843,433	53,939,454

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$118,378,911	$20,032,052	$111,620,488

(a)	Consolidated Statement of Operations.

See notes to financial statements.

FINANCIAL STATEMENTS	85

Statements of Changes in Net Assets

	BlackRock Credit Allocation Income Trust (BTZ)		BlackRock Floating Rate Income Trust (BGT)
	Year Ended October 31,		Year Ended October 31,
	2017	2016	2017	2016

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$86,831,951	$95,208,614	$17,188,619	$17,555,935
Net realized gain (loss)	7,924,929	(36,899,948)	2,604,388	(5,344,075)
Net change in unrealized appreciation (depreciation)	23,622,031	71,666,435	239,045	9,843,257

Net increase in net assets resulting from operations	118,378,911	129,975,101	20,032,052	22,055,117

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(84,934,828)	(93,623,404)	(18,141,462)	(16,554,797)
From return of capital	(5,757,690)	(6,304,109)	—	—

Decrease in net assets resulting from distributions to shareholders	(90,692,518)	(99,927,513)	(18,141,462)	(16,554,797)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(8,822,801)	—	—	—
Reinvestment of common distributions	—	—	54,996	—

Net increase (decrease) in net assets derived from capital share transactions	(8,822,801)	—	54,996	—

NET ASSETS
Total increase in net assets	18,863,592	30,047,588	1,945,586	5,500,320
Beginning of year	1,579,170,357	1,549,122,769	340,944,094	335,443,774

End of year	$1,598,033,949	$1,579,170,357	$342,889,680	$340,944,094

Undistributed net investment income, end of year	$1,644,068	$1,150,620	$661,158	$2,364,266

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

86	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Multi-Sector Income Trust (BIT)
	Year Ended October 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$57,681,034	$65,088,454
Net realized gain (loss)	12,036,324	(8,183,925)
Net change in unrealized appreciation (depreciation)	41,903,130	5,913,723

Net increase in net assets resulting from operations	111,620,488	62,818,252

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(67,788,341)	(62,868,881)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(4,354,046)	—

NET ASSETS
Total increase (decrease) in net assets	39,478,101	(50,629)
Beginning of year	726,381,045	726,431,674

End of year	$765,859,146	$726,381,045

Undistributed net investment income, end of year	$4,002,210	$2,287,908

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	87

Statements of Cash Flows

Year Ended October 31, 2017

	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)	BlackRock Multi-Sector Income Trust (BIT) (a)

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$118,378,911	$20,032,052	$111,620,488
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	675,500,408	318,280,049	619,364,396
Purchases of long-term investments	(504,952,772)	(323,323,336)	(630,173,552)
Net proceeds from sales of short-term securities	732,795	5,380,536	5,975,185
Amortization of premium and accretion of discount on investments	2,395,770	(539,171)	(15,355,744)
Paid-in-kind income	—	(570,127)	(1,459,999)
Premiums paid on closing options written	(1,733,392)	—	(441,461)
Premiums received from options written	1,309,520	—	1,118,924
Net realized gain on investments and options written	(3,624,138)	(2,432,310)	(4,243,046)
Net unrealized gain on investments, options written, swaps, unfunded floating rate loan interests and foreign currency translations	(26,129,288)	(243,812)	(42,567,981)
(Increase) decrease in assets:
Cash pledged:
Collateral — OTC derivatives	80,000	—	(3,680,000)
Collateral — reverse repurchase agreements	348,000	—	—
Futures contracts	652,000	—	538,108
Centrally cleared swaps	(437,000)	—	(2,741,000)
Receivables:
Interest — unaffiliated	2,364,101	(61,249)	(1,370,365)
Dividends — unaffiliated	—	—	(19)
Dividends — affiliated	(3,386)	(1,201)	(6,607)
Variation margin on futures contracts	(66,222)	—	4,792
Variation margin on centrally cleared swaps	—	—	(2,576)
Due from broker — swap collateral	520,000
Swaps	—	—	12,941
Swap premiums paid	112,847	(211,869)	(999,145)
Prepaid expenses	686	(1,002)	388
Other assets	217,087	29,246	48,877
Increase (decrease) in liabilities:
Cash received:
Collateral — OTC derivatives	(1,330,000)	—	210,000
Collateral — reverse repurchase agreements	(3,512,000)	—	(906,000)
Futures contracts	—	—	—
Centrally cleared swaps	—	—	—
Payables:
Investment advisory fees	(127,792)	9,120	53,681
Interest expense and fees	(217,745)	109,493	1,664,020
Officer’s and Trustees’ fees	145,144	39,429	32,169
Variation margin on futures contracts	(298,015)	—	(78,125)
Variation margin on centrally cleared swaps	16,477	—	(2,031)
Other accrued expenses	(154,930)	(76,814)	(28,554)
Swaps	—	—	(201)
Swap premiums received	(240,122)	—	5,264,205

Net cash provided by operating activities	259,946,944	16,419,034	41,851,768

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

88	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (continued)

Year Ended October 31, 2017

	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)	BlackRock Multi-Sector Income Trust (BIT) (a)

CASH USED FOR FINANCING ACTIVITIES
Proceeds from bank borrowings	$—	$216,000,000	$—
Payments on the bank borrowings	—	(214,000,000)	—
Cash dividends paid to Common Shareholders	(90,732,762)	(18,086,326)	(67,805,814)
Increase (decrease) in bank overdraft	(91,571)	—	86,526
Net payments on redemption of Common Shares	(8,822,801)	—	(4,354,046)
Net borrowing of reverse repurchase agreements	(160,287,939)	—	36,990,077

Net cash used for financing activities	(259,935,073)	(16,086,326)	(35,083,257)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$2,271	$280	$(60,390)

CASH AND FOREIGN CURRENCY
Net increase in cash and foreign currency at value	14,142	332,988	6,708,121
Cash and foreign currency at value at beginning of year	17,051	1,098,402	6,683,496

Cash and foreign currency at value at end of year	$31,193	$1,431,390	$13,391,617

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$5,801,354	$2,337,786	$5,224,604

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	$54,996	—

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

FINANCIAL STATEMENTS	89

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Credit Allocation Income Trust (BTZ)
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.61	$14.33	$15.36	$14.99	$15.37

Net investment income(a)	0.81	0.88	0.96	0.99	0.97
Net realized and unrealized gain (loss)	0.30	0.32	(1.02)	0.35	(0.37)

Net increase (decrease) from investment operations	1.11	1.20	(0.06)	1.34	0.60

Distributions:(b)
From net investment income	(0.79)	(0.86)	(0.91)	(0.97)	(0.98)
From return of capital	(0.05)	(0.06)	(0.06)	—	—

Total distributions	(0.84)	(0.92)	(0.97)	(0.97)	(0.98)

Net asset value, end of year	$14.88	$14.61	$14.33	$15.36	$14.99

Market price, end of year	$13.36	$12.87	$12.53	$13.54	$12.97

Total Return(c)
Based on net asset value	8.53%	9.61%	0.48%	10.11%	4.86%

Based on market price	10.62%	10.43%	(0.33)%	12.18%	(2.01)%

Ratios to Average Net Assets
Total expenses	1.23%	1.20%	1.16%	1.11%	1.15	%(d)

Total expenses after fees waived and paid indirectly	1.23%	1.20%	1.15%	1.11%	1.15	%(d)

Total expenses after fees waived and paid indirectly and excluding interest expense	0.87%	0.95%	0.97%	0.96%	1.00	%(d)

Net investment income	5.53%	6.21%	6.40%	6.48%	6.43%

Supplemental Data
Net assets, end of year (000)	$1,598,034	$1,579,170	$1,549,123	$1,660,442	$1,619,703

Borrowings outstanding, end of year (000)	$477,822	$638,327	$685,716	$759,752	$812,028

Portfolio turnover rate	25%	29%	19%	29%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.15%, 1.15% and 1.00%, respectively.

See notes to financial statements.

90	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Trust (BGT)
	Year Ended October 31,
	2017	2016	2015 (a)	2014 (a)	2013 (a)
Net asset value, beginning of year	$14.41	$14.18	$14.57	$14.79	$14.52

Net investment income(b)	0.73	0.74	0.78	0.84	0.94
Net realized and unrealized gain (loss)	0.12	0.19	(0.36)	(0.22)	0.38

Net increase from investment operations	0.85	0.93	0.42	0.62	1.32

Distributions from net investment income(c)	(0.77)	(0.70)	(0.81)	(0.84)	(1.05)

Net asset value, end of year	$14.49	$14.41	$14.18	$14.57	$14.79

Market price, end of year	$14.31	$13.58	$12.77	$13.18	$14.12

Total Return(d)
Based on net asset value	6.13%	7.27%	3.54%	4.60%	9.37%

Based on market price	11.21%	12.25%	3.08%	(0.89)%	0.60%

Ratios to Average Net Assets
Total expenses	1.92%	1.58%	1.55%	1.52%	1.57%

Total expenses after fees waived and paid indirectly	1.92%	1.58%	1.54%	1.52%	1.57%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs	1.20%	1.16%	1.19%	1.18%	1.19%

Net investment income	5.02%	5.29%	5.37%	5.71%	6.39%

Supplemental Data
Net assets, end of year (000)	$342,890	$340,944	$335,444	$344,668	$349,941

Borrowings outstanding, end of year (000)	$150,000	$148,000	$104,000	$145,000	$152,000

Asset coverage, end of year per $1,000	$3,287	$3,304	$4,225	$3,377	$3,302

Portfolio turnover rate	63%	47%	42%	64%	72%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Income Trust (BIT)
	Year Ended October 31,							Period 02/27/2013 (b) to 10/31/2013
	2017 (a)		2016 (a)		2015		2014
Net asset value, beginning of period	$18.91		$18.91		$19.87		$18.95	$19.10	(c)

Net investment income(d)	1.51		1.69		1.55		1.62	1.02
Net realized and unrealized gain (loss)	1.42		(0.05)		(1.03)		0.70	(0.35)

Net increase (decrease) from investment operations	2.93		1.64		0.52		2.32	0.67

Distributions:(e)
From net investment income	(1.77)		(1.64)		(1.40)		(1.40)	(0.70)
From net realized gain	—		—		(0.08)		—	—
From return of capital	—		—		—		—	(0.12)

Total distributions	(1.77)		(1.64)		(1.48)		(1.40)	(0.82)

Net asset value, end of period	$20.07		$18.91		$18.91	(f)	$19.87	$18.95

Market price, end of period	$18.55		$16.76		$16.31		$17.79	$17.04

Total Return(g)
Based on net asset value	17.34	%(h)	10.51	%(i)	3.87	%(f)	13.40%	4.04	%(j)

Based on market price	22.36%		13.56%		0.06%		12.91%	(10.66	)%(j)

Ratios to Average Net Assets
Total expenses	2.33%		2.05	%(k)	2.09	%(k)	2.04%	1.67	%(l)

Total expenses after fees waived and paid indirectly	2.33%		2.05	%(k)	2.09	%(k)	2.04%	1.67	%(l)

Total expenses after fees waived and paid indirectly and excluding interest expense	1.39%		1.43	%(k)	1.53	%(k)	1.52%	1.33	%(l)

Net investment income	7.86%		9.24	%(k)	7.97	%(k)	8.27%	8.05	%(l)

Supplemental Data
Net assets, end of period (000)	$765,859		$726,381		$726,432		$763,360	$727,908

Borrowings outstanding, end of period (000)	$471,082		$427,329		$510,352		$707,294	$552,040

Portfolio turnover rate	53%		52%		21%		29%	77	%(m)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.
(d)	Based on average shares outstanding.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.
(g)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(h)	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is 16.70%.
(i)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(j)	Aggregate total return.
(k)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the years ended October 31, 2016 and October 31, 2015.
(l)	Annualized.
(m)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 54%.

See notes to financial statements.

92	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified
BlackRock Multi-Sector Income Trust	BIT	Delaware	Non-diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BIT include the accounts of BIT Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BIT. The Taxable Subsidiary enables BIT to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for BIT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BIT. BIT may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Subsidiary as of period end were $0, which is 0.0% of BIT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BIT.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

profits. Consequently, if distributions in any tax year are less than a Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity

94	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

96	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a trust to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had no outstanding unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Trust borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Trust at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Trust and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Trust may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the year ended October 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BTZ	$477,170,337	1.17%
BIT	445,913,505	1.56

Reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities as collateral

98	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of a Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BTZ
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received (a)	Net Amount (b)
BNP Paribas S.A.	$99,083,565	$(99,083,565)	$—	—
Credit Suisse Securities (USA) LLC	45,044,496	(45,044,496)	—	—
Deutsche Bank Securities, Inc.	28,391,493	(28,137,822)	—	$253,671
RBC Capital Markets LLC	288,376,838	(288,376,838)	—	—
UBS Securities LLC	16,925,119	(16,925,119)	—	—

	$477,821,511	$(477,567,840)	$—	$253,671

(a)	Collateral with a value of $506,108,870 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

BIT
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received (a)	Net Amount
Barclays Bank PLC	$6,080,158	$(6,080,158)	$—	$—
Barclays Capital, Inc.	25,249,042	(25,249,042)	—	—
BNP Paribas S.A.	22,591,492	(22,591,492)	—	—
Credit Suisse Securities (USA) LLC	19,484,682	(19,484,682)	—	—
Deutsche Bank Securities, Inc.	106,162,326	(106,162,326)	—	—
HSBC Securities (USA), Inc.	6,801,807	(6,801,807)	—	—
J.P. Morgan Securities LLC	9,332,248	(9,332,248)	—	—
Nomura Securities International, Inc.	38,427	(38,427)	—	—
RBC Capital Markets, LLC	190,485,760	(190,485,760)	—	—
UBS Ltd.	7,108,450	(7,108,450)	—	—
UBS Securities LLC	77,747,702	(77,747,702)	—	—

	$471,082,094	$(471,082,094)	$—	$—

(a)	Collateral with a value of $547,361,603 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap,

100	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward Swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•	Inflation Swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BTZ and BGT each pay the Manager a monthly fee at an annual rate equal to 0.62% and 0.75%, respectively, of the average weekly value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” mean the total assets of each Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, BIT pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of the Trust’s managed assets. For purposes of calculating this fees, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Trust pays the Manager based on the Trust’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

With respect to BIT, the Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BRS, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by BIT to the Manager.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Trusts with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended October 31, 2017, the amounts waived were as follows:

BTZ	BGT	BIT
$12,119	$1,042	$4,619

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended October 31, 2017, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

BGT	BIT
$1,539	$1,190

Officers and Trustees: Certain officers and/or Trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BIT	$2,704,154	$1,865,556	$9,577

7.	PURCHASES AND SALES:

For the year ended October 31, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	BTZ	BGT	BIT
Non-U.S. Government Securities	$352,627,970	$316,247,831	$627,730,986
U.S. Government Securities	144,260,466	—	—

Total Purchases	$496,888,436	$316,247,831	$627,730,986

Sales
Non-U.S. Government Securities	$392,110,320	$318,109,796	$612,698,839
U.S. Government Securities	252,157,553	—	3,628,739

Total Sales	$644,267,873	$318,109,796	$616,327,578

102	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2017. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of October 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements, the classification of investments, income recognized from pass-through entities, amortization methods on fixed income securities and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BTZ	BGT	BIT
Paid-in capital	$(158,120,431)	$(45,385,443)	—
Undistributed net investment income	$(1,403,675)	$(750,265)	$11,821,609
Accumulated net realized loss	$159,524,106	$46,135,708	$(11,821,609)

The tax character of distributions paid was as follows:

		BTZ	BGT	BIT
Ordinary income	10/31/17	$84,934,828	$18,141,462	$67,788,341
	10/31/16	93,623,404	16,554,797	62,868,881
Return of capital	10/31/17	5,757,690	—	—
	10/31/16	6,304,109	—	—

	10/31/17	$90,692,518	$18,141,462	$67,788,341

	10/31/16	$99,927,513	$16,554,797	$62,868,881

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BTZ	BGT	BIT
Undistributed ordinary income	—	$990,892	$6,876,532
Capital loss carryforwards	$(77,397,066)	(26,025,533)	(28,621,706)
Net unrealized gains(a)	147,826,650	14,715	64,176,911

	$70,429,584	$(25,019,926)	$42,431,737

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to Directors, and the classification of investments.

As of October 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BTZ	BGT	BIT
No expiration date(a)	$35,287,068	$9,089,508	$28,621,706
2018	31,756,723	16,526,601	—
2019	10,353,275	409,424	—

	$77,397,066	$26,025,533	$28,621,706

(a)	Must be utilized prior to losses subject to expiration.

During the year ended October 31, 2017, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

	BTZ	BGT	BIT
Amount utilized	$6,098,166	$3,316,889	$6,840,798

As of October 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BTZ	BGT	BIT
Tax cost	$1,922,268,364	$511,767,524	$1,149,698,944
Gross unrealized appreciation	159,249,930	4,384,896	82,883,111
Gross unrealized depreciation	(12,216,766)	(4,034,917)	(17,960,013)

Net unrealized appreciation	$147,033,164	$349,979	$64,923,098

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS:

BGT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (“the SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT. As of period end, BGT has not received any notice to terminate. BGT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the following maximum commitment amount of $168,000,000.

Advances will be made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day. 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, BGT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended October 31, 2017, the average amount of bank borrowings and the daily weighted average interest rates for BGT for loans under the revolving credit agreements were $138,254,795 and 1.77%, respectively.

10.	PRINCIPAL RISKS:

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

104	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS:

The Trusts are authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

COMMON SHARES:

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

BGT
Year Ended October 31, 2017	3,790
Year Ended October 31, 2016	—

For the year ended October 31, 2016, shares issued and outstanding remained constant for BTZ and BIT.

The Board previously approved each Trust’s participation in an open market share repurchase program. Each Trust is eligible to purchase, at prevailing market prices, up to 5% of their common shares outstanding as of the close of business on October 28, 2016, subject to certain conditions. Repurchases may be made through November 30, 2017. On September 6, 2017, the Board approved the renewal of this program. Commencing December 1, 2017, each Trust may purchase through November 30, 2018, up to 5% of its common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended October 31, 2017, BTZ and BIT repurchased 676,066 and 254,873 shares, respectively, at a cost of $8,822,801 and $4,354,046, including transaction costs, respectively. The total amount of the repurchases offer is reflected in BTZ’s Statements of Changes in Net Assets and BIT’s Consolidated Statements of Changes in Net Assets.

12.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BTZ	$0.0670	$0.0670
BGT	0.0583	0.0583
BIT	0.1167	0.1167

(a)	Net investment income dividend paid on November 30, 2017 to Common Shareholders of record on November 15, 2017.
(b)	Net investment income dividend declared on December 1, 2017, payable to Common Shareholders of record on December 12, 2017.

NOTES TO FINANCIAL STATEMENTS	105

Report of Independent Registered  Public Accounting Firm

To the Board of Trustees and Shareholders of

BlackRock Credit Allocation Income Trust, BlackRock Floating Rate Income Trust and BlackRock Multi-Sector Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Credit Allocation Income Trust and BlackRock Floating Rate Income Trust as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Multi-Sector Income Trust (collectively with the aforementioned trusts above, the “Funds”), including the consolidated schedule of investments, as of October 31, 2017, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2017

Important Tax Information  (Unaudited)

During the fiscal year ended October 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Trusts:

	Payable Dates	BTZ	BGT	BIT
Qualified Dividend Income for Individuals(a)	November 2016 - December 2016	9.27%	—	3.88%
	January 2017	9.27%	—	10.89%
	February 2017 - October 2017	18.00%	—	10.40%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	November 2016 - December 2016	7.54%	—	3.90%
	January 2017	7.54%	—	10.16%
	February 2017 - October 2017	14.85%	—	8.57%
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(b)	November 2016 - January 2017	68.13%	81.00%	56.10%
	February 2017 - October 2017	79.77%	79.66%	58.16%

(a)	The Funds hereby designate the percentage indicated or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

106	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Credit Allocation Income Trust (“BTZ”), BlackRock Floating Rate Income Trust (“BGT”) and BlackRock Multi-Sector Income Trust (“BIT,” and together with BGT and BTZ each, a “Trust,” and collectively, the “Trusts”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Board of BIT also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock (Singapore) Limited (the “Sub-Advisor”), with respect to BIT. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreement are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of such Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trusts and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement, and with respect to BIT, its Sub-Advisory Agreement, on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Trusts by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to their peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trusts for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trusts; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trusts’ investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trusts’ adherence to their compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions ; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trusts; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each of BTZ and BGT considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each of BTZ and BGT has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Trust as compared with a peer group of funds as determined by Broadridge,(a) and with respect to BTZ and BGT, a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by each Trust to BlackRock.

(a)	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	107

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included:(a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. The Board of BIT, including the Independent Board Members, also unanimously approved the continuation of the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to BIT, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trusts; (d) the Trusts’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trusts; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trusts. Throughout the year, the Boards compared the Trusts’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Trusts’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Trusts’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Trusts. BlackRock and its affiliates provide the Trusts with certain administrative, shareholder, and other services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In particular, BlackRock and its affiliates provide the Trusts with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trusts’ performance. The Boards also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Trust as compared to other funds in its applicable Broadridge category, and with respect to BTZ and BGT, the Customized Peer Group. The Boards were provided with a description of the methodology used by Broadridge to select peer funds and periodically met with Broadridge representatives to review its methodology. The Boards were provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BTZ noted that for the one-, three- and five-year periods reported, BTZ ranked in the first, second and first quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund.

The Board of BGT noted that for the one-, three- and five-year periods reported, BGT ranked in the fourth, first and second quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed BGT’s underperformance during the one-year period. The Board was informed that, among other things, a more defensive position across both high yield and bank loans, an

108	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

underweight position in commodity-related sectors, and a focus on quality when higher risk assets outperformed were the primary detractors from performance during the one-year period. In addition, BGT’s lower relative use of leverage also detracted from performance.

The Board of BGT and BlackRock discussed BlackRock’s strategy for improving BGT’s investment performance. Discussions covered topics such as: investment risks undertaken by BGT; performance attribution; BGT’s investment personnel; and the resources appropriate to support BGT’s investment processes.

The Board of BIT noted that for the one-year, three-year and since-inception periods reported, BIT ranked in the third, second and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed BIT’s underperformance during the one-year period.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversee for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at an individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trusts and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs of managing the Trusts, to the Trusts. The Boards may receive and review information from independent third parties as part of their annual evaluation. The Boards considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Trusts in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BTZ noted that BTZ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Expense Peers. The Board of BTZ also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to BTZ. The Board of BTZ noted that BTZ’s actual management fee rate and total expense ratio each ranked in the third quartile, relative to the supplemental peer group.

The Board of BGT noted that BGT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of BIT noted that BIT’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to BIT. The Board of BIT noted that BIT’s actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the supplemental peer group.

BIT was identified by the Board as having a high total expense ratio relative to its Expense Peers. BlackRock noted that relative to the Expense Peers, BIT is notably different. It was also noted that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to BIT.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	109

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trusts, including for administrative, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2018 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to BIT, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of its Trust and its shareholders. In arriving at its decision to approve the Advisory Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trusts reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

110	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	111

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Directorships
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris (e) 1942	Trustee (Since 2007)	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited - Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

112	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (f)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Directorships
Barbara G. Novick 1960	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2014) President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)   Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c)   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d)   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Effective December 31, 2017, Jerrold B. Harris will retire as Director of the Trusts.

(f)    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

TRUSTEE AND OFFICER INFORMATION	113

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trusts serve at the pleasure of the Board.

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock (Singapore) Limited(a)	Deloitte & Touche LLP
079912 Singapore	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02111	Boston, MA 02116

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

(a)	For BIT.

114	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect director nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BTZ	94,445,974	4,397,570	93,194,623	5,648,921	93,291,953	5,551,591
BGT	21,173,151	417,512	21,049,619	541,044	21,038,941	551,722
BIT	33,836,976	283,561	33,749,961	370,576	33,778,172	342,365

					John M. Perlowski
					Votes For	Votes Withheld
BTZ					94,527,633	4,315,911
BGT					21,158,559	432,104
BIT					33,781,684	338,853

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick and Karen P. Robards.

Trust Certification

The Trusts are listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Except as described below, during the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

On October 28, 2016, BIT and BTZ announced that they had adopted a voting standard of a majority of the outstanding shares for the election of trustees in a contested election.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trusts from time to time may purchase its common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

ADDITIONAL INFORMATION	115

Additional Information  (continued)

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notice

BTZ’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

October 31, 2017

	Total Fiscal Year-to-Date Cumulative Distributions by Character					Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BTZ	$0.813810	—	—	$0.028690	$0.842500	97%	—	—	3%	100%

The Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trusts are returned to the shareholder. A return of capital does not necessarily reflect the Trusts’ investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trusts’ net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

116	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	117

Glossary of Terms Used in this Report

Portfolio Abbreviations

ARB	Airport Revenue Bonds
ARS	Auction Rate Securities
AUD	Australian Dollar
CLO	Collateralized Loan Obligation
CLP	Chilean Peso
COP	Colombian Peso
DIP	Debtor-In-Possession
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
IDR	Indonesian Rupiah
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
MXN	Mexican Peso
OTC	Over-the-Counter
PIK	Payment-In-Kind
RB	Revenue Bonds
RUB	Russian Ruble
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

118	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-10/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Allocation Income Trust	$44,154	$49,152	$0	$0	$22,032	$22,032	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or

$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Allocation Income Trust	$22,032	$22,032

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of Jeff Cucunato, Managing Director at BlackRock, Mitchell S. Garfin, Managing Director at BlackRock and Stephan Bassas, Director at BlackRock. Messrs. Cucunato, Bassas and Garfin are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Cucunato, Bassas and Garfin have been members of the Fund’s portfolio management team since 2011.

Portfolio Manager	Biography
Jeffrey Cucunato	Managing Director of BlackRock since 2005.
Mitchell S. Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Stephan Bassas	Managing Director of BlackRock since 2017; Director of BlackRock since 2006.

(a)(2) As of October 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Cucunato	5	13	71	0	0	2
	$2.75 Billion	$8.49 Billion	$39.45 Billion	$0	$0	$1.23 Billion
Mitchell Garfin	14	12	23	0	0	4
	$25.09 Billion	$8.45 Billion	$10.41 Billion	$0	$0	$904.7 Million
Stephan Bassas	2	13	70	0	0	1
	$426.8 Million	$8.20 Billion	$43.39 Billion	$0	$0	$620.0 Million

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bassas, Cucunato and Garfin may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bassas, Cucunato and Garfin may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of October 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Jeffrey Cucunato Stephen Bassas	Bloomberg Barclays US Credit Index
Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50%

of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Jeffrey Cucunato	$100,001 - $500,000
Mitchell Garfin	$10,001 - $50,000
Stephan Bassas	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
May 1-31, 2017	N/A	N/A	N/A	4,728,342
June 1-30, 2017	N/A	N/A	N/A	4,728,342
July 1-31, 2017	N/A	N/A	N/A	4,728,342
August 1-31, 2017	N/A	N/A	N/A	4,728,342
September 1-30, 2017	N/A	N/A	N/A	4,728,342
October 1-31, 2017	N/A	N/A	N/A	4,728,342
Total:	N/A	N/A	N/A	4,728,342

1The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund may repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (4,728,342 common shares), in open market transactions. On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, which commenced on December 1, 2017. The Fund may repurchase up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended October 31, 2017. The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2017.

	BlackRock Credit Allocation Income Trust
(1)	Gross income from securities lending activities			$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities			$0
(4)	Net income from securities lending activities			$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date: January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date: January 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Credit Allocation Income Trust

Date: January 5, 2018